UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

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OVERSEAS SHIPHOLDING GROUP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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OVERSEAS SHIPHOLDING GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 9, 2015

To the Stockholders of Overseas Shipholding Group, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Overseas Shipholding Group, Inc. (the “Company”), which will be held at the corporate headquarters of Overseas Shipholding Group, Inc., 1301 Avenue of the Americas, 42nd Floor, New York, New York, on Tuesday, June 9, 2015, at 2:00 P.M.

The meeting will be held for the following purposes:

(1)	To elect nine directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the 2016 Annual Meeting of Stockholders of the Company;

(2)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2015;

(3)	To approve, by advisory vote, the compensation of the Named Executive Officers for 2014 (as described in the “Compensation Discussion and Analysis” section and in the accompanying compensation tables and narrative in the accompanying Proxy Statement);

(4)	To ratify and approve the 2014 Overseas Shipholding Group, Inc. Management Incentive Compensation Plan;

(5)	To ratify and approve the 2014 Overseas Shipholding Group, Inc. Non-Employee Director Incentive Compensation Plan;

(6)	To approve and adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the shares of each of the Class A Common Stock and the Class B Common Stock and a corresponding reduction in the number of authorized shares, such reverse split to combine a whole number of shares of each of the Class A Common Stock and Class B Common Stock in a range of not less than four (4) shares and not more than six (6) shares, into one share of each such class (using the same ratio in each case); and

(7)	To transact such other business as may properly be brought before the meeting.

Stockholders of record at the close of business on April 16, 2015 are the only stockholders entitled to notice of, and to vote at, the Annual Meeting. The stockholders list will be open to the examination of stockholders for any purpose germane to the Annual Meeting, during ordinary business hours for a period of ten days prior to the Annual Meeting, at the Company’s offices, 1301 Avenue of the Americas, 42nd Floor, New York, New York.

We are taking advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders over the Internet. We believe these rules allow us to provide stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. If you received a printed copy of the materials, we have enclosed a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 with this notice and the accompanying Proxy Statement.

Your vote and that your shares be represented at the meeting are both very important. We urge you to vote as soon as possible by telephone, over the Internet or by marking, signing and returning your proxy or voting instruction card, even if you plan to attend the Annual Meeting in person. If you attend the meeting and wish to vote in person, you may withdraw your proxy and vote in person. Your prompt consideration is greatly appreciated.

By order of the Board of Directors,

JAMES D. SMALL III Senior Vice President, General Counsel and Secretary

New York, New York

April 30, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2015

The Notice of Annual Meeting of Stockholders of the Company to be held on June 9, 2015, the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are available at http:/www.osg.com/proxy.

OVERSEAS SHIPHOLDING GROUP, INC.

1301 Avenue of the Americas
New York, New York 10019

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of Overseas Shipholding Group, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 9, 2015 at 2:00 p.m. local time, or any adjornment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the corporate headquarters and principal executive offices of Overseas Shipholding Group, Inc., which are located at 1301 Avenue of the Americas, 42nd Floor, New York, New York.

Any stockholder giving a proxy may revoke it at any time before it is exercised at the meeting. This Proxy Statement and the accompanying proxy will first be sent to stockholders on or about April 30, 2015.

Record Date, Shares Outstanding and Voting

Only stockholders of record at the close of business on April 16, 2015 (the “record date”) will be entitled to vote at the Annual Meeting. The Company has two classes of voting securities, its Class A Common Stock, of which 310,742,504 shares were outstanding on the record date and entitled to one vote each, and its Class B Common Stock, of which 5,772,097 shares were outstanding on the record date and entitled to one vote each (collectively, the “Common Stock”). The Class A Common Stock and the Class B Common stock shall vote as a single class on all matters other than Proposal No. 6 (Grant of Authority to Implement a Reverse Stock Split).

All shares represented by the accompanying proxy, if the proxy is duly executed and received by the Company at or prior to the meeting, will be voted at the meeting in accordance with the instructions provided therein. If no such instructions are provided, the proxy will be voted (1) FOR the election of directors, (2) FOR the ratification of the appointment of Pricewaterhouse Coopers LLP as the Company’s independent registered public accounting firm for 2015, (3) FOR the approval, in an advisory vote, of the compensation for 2014 of the executive officers named in the Summary Compensation Table in this Proxy Statement (each, a “Named Executive Officer” and collectively, the “Named Executive Officers” or “NEOs”), as described in “Compensation Discussion and Analysis” section and in the accompanying compensation tables and narrative in this Proxy Statement, (4) FOR the approval of the 2014 Overseas Shipholding Group, Inc. Management Incentive Compensation Plan (the “Management Plan”), (5) FOR the approval of the 2014 Overseas Shipholding Group, Inc. Non-Employee Director Incentive Plan (the “Director Plan”), and (6) FOR the approval of a grant of discretionary authority to the Board to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split as described herein. With respect to the proposals, the approval requirements are as follows:

•	Each of (1) election of directors, (2) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2015, (3) approval of the Management Plan, and (4) approval of the Director Plan, requires the affirmative vote (in person or by proxy) of a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

•	The approval and adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split and a corresponding reduction in the number of authorized shares, such reverse split to combine a whole number of shares of each of the Class A Common Stock and Class B Common Stock in a range of not less than four (4) shares and not more than six (6) shares, into one share of each such Class (using the same ratio in each case), requires the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Class A Common Stock outstanding as of the record date, voting as a separate class, and the holders of a majority of the shares of Class B Common Stock outstanding as of the record date, voting as a separate class.

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•	The advisory vote on approval of the compensation to the Named Executive Officers for 2014 is non-binding, but the Board and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company’s compensation program.

Your vote and that your shares be represented at the meeting are both very important. We urge you to vote as soon as possible by telephone, over the Internet or by marking, signing and returning your proxy or voting instruction card, even if you plan to attend the Annual Meeting in person.

Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Annual Meeting (and will have the same effect as “AGAINST” votes, except with respect to the election of directors where abstentions will not be counted), whereas broker “non-votes” will not be counted for purposes of determining the number of votes cast (except in connection with Proposal No. 6, where they will have the same effect as “AGAINST” votes).

NYSE MKT rules permit brokers to vote for routine matters such as the ratification of the appointment of PricewaterhouseCoopers LLP without receiving instructions from the beneficial owner of the shares. NYSE MKT rules prohibit brokers from voting on the election of directors, executive compensation and other non-routine matters without receiving instructions from the beneficial owner of the shares. In the absence of instructions, the shares are viewed as being subject to “broker non-votes.” “Broker non-votes” will be counted for quorum purposes (as they are present and entitled to vote on the ratification of the appointment of PricewaterhouseCoopers LLP) but will not affect the outcome of any other matter being voted upon at the Annual Meeting (except in connection with Proposal No. 6, where they will have the same effect as “AGAINST” votes). Under current applicable rules, unless provided with voting instructions, a broker cannot vote shares of Common Stock (1) for the election of directors, (2) for approval of the Management Plan, (3) for approval of the Director Plan, (4) for approval of the grant of discretionary authority to the Board to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split, or (5) on the advisory vote concerning the approval of the compensation of the Named Executive Officers for 2014. As all of these matters are very important to the Company, we urge you to vote your shares by telephone, over the Internet or by marking, signing and returning your proxy or voting instruction card.

If you are a participant in the Savings Plan of the Company (the “Savings Plan”) and hold Common Stock in the Savings Plan, shares of Common Stock that are held for you under the Savings Plan may be voted through the proxy card accompanying this mailing. The Savings Plan is administered by Vanguard Fiduciary Trust Company, as Trustee. The Trustee, as the stockholder of record of the Common Stock held in the Savings Plan, will vote the shares held for you in accordance with the directions you give by voting online or by completing and returning a proxy card if you received one. If the Trustee does not receive instructions to the voting of any shares of Common Stock held under the Savings Plan, the Trustee will vote those shares in the same proportion as it votes shares as to which directions have been received.

Expenses

The cost of soliciting proxies for the meeting will be borne by the Company. Innisfree M&A Incorporated has been retained by the Company to assist with the solicitation of votes for a fee of $10,000 plus reimbursement of expenses to be paid by the Company. The Company will also reimburse brokers and others who are only record holders of the Company’s shares for their reasonable expenses incurred in obtaining voting instructions from beneficial owners of such shares. Directors and officers of the Company may solicit proxies personally or by telephone or facsimile but will not receive additional compensation for doing so.

Proposals for 2016 Annual Meeting of Stockholders

Any proposals of stockholders that are intended to be presented at the Company’s 2016 Annual Meeting of Stockholders must be received at the Company’s principal executive offices no later than December 31, 2015, and must comply with all other applicable legal requirements, in order to be included in the Company’s proxy statement and form of proxy for that meeting.

Stockholders who wish to propose a matter for action at the Company’s 2016 Annual Meeting, including the nomination of directors, but who do not wish to have a proposal or nomination included in the proxy statement for that meeting, must notify the Company in writing of the information required by the provisions of the Company’s Amended and Restated By-laws dealing with stockholder proposals. The notice must be delivered to the Company’s Corporate Secretary between March 11, 2016 and April 10, 2016. Stockholders can obtain a copy of the Company’s Amended and Restated By-laws by writing the Corporate Secretary at the following address: Corporate Secretary, Overseas Shipholding Group, Inc., 1301 Avenue of the Americas, New York, NY 10019.

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ELECTION OF DIRECTORS (PROPOSAL NO. 1)

The nine nominees for election at the forthcoming meeting, all of whom are presently directors of the Company, are listed below. The nominees listed below were selected by the Board upon the recommendation of the Corporate Governance and Risk Assessment Committee. Unless otherwise directed, the proxy will be voted for the election of these nominees, to serve until the 2016 Annual Meeting of Stockholders of the Company and until their successors are elected and qualify.

Name (age)	Business Experience during the Past Five Years and Other Information	Director Since

Douglas D. Wheat (64)	Mr. Wheat has served as Chairman of the Board of the Company since December 19, 2014. He has been a Managing Partner of Southlake Equity Group, a private equity firm which he founded, since its inception in 2007. From 1992 until 2006, Mr. Wheat was President of Haas Wheat & Partners. Prior to the formation of Haas Wheat, Mr. Wheat was a founding member of the merchant banking group at Donaldson, Lufkin & Jenrette where he specialized in leveraged buyout financing. From 1974 to 1984, Mr. Wheat practiced corporate and securities law in Dallas, Texas. Mr. Wheat is currently the Chairman of the board of directors of AMN Healthcare Services, Inc. (“AMN”). He has been a director of AMN since 1999, becoming Chairman in 2007. He also serves as Vice Chairman of Dex Media, Inc. and served as Chairman of SuperMedia prior to its merger with Dex One. Mr. Wheat has also previously served as a member of the board of directors of several other companies including among others: Playtex Products; Dr Pepper/Seven-Up Companies, Inc.; Dr Pepper Bottling of the Southwest, Inc.; Walls Industries, Inc.; Alliance Imaging, Inc.; Thermadyne Industries, Inc.; Sybron International Corporation; Nebraska Book Corporation; ALC Communications Corporation; Mother’s Cookies, Inc.; and Stella Cheese Company. Mr. Wheat received both his Juris Doctor and Bachelor of Science degrees from the University of Kansas in 1974 and 1972, respectively. Mr. Wheat’s finance and legal expertise and experience serving on numerous boards of directors make him a valuable asset to the Board.	2014

Timothy J. Bernlohr (55)	Mr. Bernlohr is the Founder and Managing Member of TJB Management Consulting, LLC, which specializes in providing project specific consulting services to businesses in transformation, including restructurings, interim executive management and strategic planning services, since 2005. He is also the former President and Chief Executive Officer of RBX Industries, Inc. (“RBX”), which was a nationally recognized leader in the design, manufacture and marketing of rubber and plastic materials to the automotive, construction and industrial markets. Prior to joining RBX in 1997, Mr. Bernlohr spent 16 years in the International and Industry Products division of Armstrong World Industries, where he served in a variety of management positions. Mr. Bernlohr currently serves as a Director of Atlas Air Worldwide Holdings, Inc., Rock-Tenn Corporation and Lead Director for Chemtura Corp. Additionally, Mr. Bernlohr serves as Chairman of Champion Home Builders, Inc. and Chairman of Contech Engineered Solutions, both privately-held corporations. Within the past five years, Mr. Bernlohr served as an independent director of the following publicly-held companies: WCI Steel Company; Ambassador’ International; Smurfit Stone Container Corporation; Aventine Renewable Resources and Cash Store Financial Services, Inc. Mr. Bernlohr is a graduate of Pennsylvania State University. Mr. Bernlohr’s experience serving as a chief executive of an international manufacturing company and his varied directorship positions make him a valuable asset to the Board.	2014

Ian T. Blackley (60)	Mr. Blackley is the President and Chief Executive Officer (“CEO”) of the Company having been elected to such position on January 20, 2015. Since joining the Company in 1991, Mr. Blackley has held numerous operating and financial positions. Prior to his election as President and CEO, Mr. Blackley served as Executive Vice President and Chief Operating Officer of the Company from December 19, 2014. Mr. Blackley served as Senior Vice President from May 2009 through December 2014, as Chief Financial Officer from April 2013 through December 2014, and Head of International Shipping from January 2009 through April 2013. Mr. Blackley also served as Managing Director and Chief Operating Officer of OSG Ship Management (UK) Ltd. from September 2005 through April 2013. Mr. Blackley began his seagoing career in 1971, serving as a captain from 1987 to 1991. He holds a diploma in Nautical Science from Glasgow College of Nautical Studies and a Master Mariner Class I license. Mr. Blackley’s extensive experience both with the shipping industry generally and OSG in particular make him a valuable asset to the Board.	2015

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Name (age)	Business Experience during the Past Five Years and Other Information	Director Since

Alexander D. Greene (56)	Mr. Greene has over 30 years of corporate finance and private equity experience. From December 2005 to March 2014, he was a Managing Partner and head of U.S. Private Equity at Brookfield Asset Management, a global asset manager with over $175 billion of assets under management. At Brookfield, he led a team that invested in companies where operational improvement and strategic guidance were primary drivers of value creation. Prior to joining Brookfield, Mr. Greene was a Managing Director and co-head of Carlyle Strategic Partners, a private equity fund investing in financially distressed industrial companies; and at Wasserstein Perella & Co., and Whitman Heffernan Rhein & Co., served as an investment banker to large and mid-cap companies, boards of directors and other constituencies, focusing on leveraged finance, merger and acquisition and recapitalization transactions. Mr. Greene currently is a director of USA Truck, Inc. and Ambac Financial Group, Inc. and served as a director of Longview Fibre Paper and Packaging from 2007 to 2013, and CWC Energy Services Corp. from 2007 to 2014. He is a member of the Armonk New York Fire Department and serves on the Budget and Finance Advisory Committee for the Town of North Castle, New York. He holds a Bachelor of Business Administration in Finance from the George Washington University. Mr. Greene’s extensive financial expertise and experience in commercial banking, investment banking and private equity with leading organizations make him a valuable asset to the Board.	2014

Samuel H. Norton (56)	Mr. Norton co-founded in 2006 SeaChange Maritime, LLC, an owner and operator of container ships, and has served as its Chairman and Chief Executive Officer since the company’s inception. Mr. Norton spent the seventeen-year period ending July 2005 as a senior executive officer at Tanker Pacific Management (Singapore) Pte. Ltd. In 1995, Mr. Norton initiated and led the entry of the Sammy Ofer Group into the container segment, and acquired and operated the first container vessels in the group’s fleet. While at Tanker Pacific, Mr. Norton also conceived and started a related business, Tanker Pacific Offshore Terminals (“TPOT”), which owns and operates a fleet of floating, offshore oil storage terminals. Prior to joining the Ofer group, Mr. Norton played a lead role in the Asian distressed assets group of the First National Bank of Boston, a position which acquainted him with the shipping industry and the Ofer family. Mr. Norton holds a Bachelor of Arts in Chinese Language and Literature from Dartmouth College where he graduated in 1981. Mr. Norton’s substantial experience in the shipping industry makes him a valuable asset to the Board	2014

Nikolaus D. Semaca (56)	Mr. Semaca is a Director Emeritus of McKinsey & Company (“McKinsey”), a global management consulting firm. From the time that he joined the firm in 1984 through his retirement in 2013, he served clients across a wide range of industries including airlines, railroads, hotels, mining, agriculture, energy and many others. While with McKinsey, Mr. Semaca led two of the firm’s industry practices, the Travel and Logistics Practice (from 2004 to 2010) and the Energy and Materials Practice (from 2011 through 2013), and he also led the firm’s Purchasing and Supply Management Practice from 2000 through 2004. Mr. Semaca also worked for a number of years at PepsiCo, specifically in their international restaurants group at Pizza Hut. His time there included work in Dallas, London, San Francisco and San Juan, Puerto Rico, where he was responsible for the Pizza Hut business in the Caribbean. Mr. Semaca is a 1980 graduate of the Stevens Institute of Technology with a Bachelor’s Degree with High Honors in Chemical Engineering, and a 1984 graduate of the Kellogg School at Northwestern where he received a Master of Management degree with Distinction. He currently serves as a director on the board of directors of The Night Ministry, a Chicago-based homeless services non-profit, and also as a director of Frontier Professional Baseball LLC. Mr. Semaca’s broad consulting experience serving clients in a variety of industries makes him a valuable asset to the Board.	2014

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Name (age)	Business Experience during the Past Five Years and Other Information	Director Since

Ronald Steger (60)	Mr. Steger began his career with KPMG, an audit, tax and advisory firm, in 1976 and was admitted into the partnership in 1986. He served as an SEC Reviewing Partner, one of the firm’s most senior audit technical positions, from 2003 to 2013, and has extensive experience serving the needs of a wide variety of Fortune 1000 companies in the technology industry. Mr. Steger worked as the Global Leader of KPMG’s semiconductor practice as well as the National Industry Director for electronics. He has presented to various trade associations and client conferences related to the global semiconductor industry, was a frequent panelist with KPMG’s Audit Committee Institute and serves on the Advisory Board of ATREG, a global advisory firm specializing in the semiconductor and related advanced technology verticals. After working for the firm for the past 37 years in New York, Munich, Silicon Valley, Orange County, and Austin, Mr. Steger retired from KPMG on December 31, 2013. Mr. Steger holds a Bachelor of Science in Accounting from Villanova University. Mr. Steger’s extensive financial and accounting expertise makes him a valuable asset to the Board.	2014

Gary Eugene Taylor (61)	Mr. Taylor is a former member of the U.S. Congress, having served for 21 years until January 2011. Mr. Taylor served as a senior member of the House Armed Services Committee and most recently as Chairman of the Seapower Subcommittee, providing oversight of expenditures for Navy and Marine Corps programs. As Chairman, Mr. Taylor worked with senior Navy leadership to develop a 30 year shipbuilding plan. As a member of the Merchant Marine Committee, Mr. Taylor helped guide passage of the Oil Pollution Act of 1990, the U.S. law that regulates the shipment of petroleum products on U.S. waters. Mr. Taylor also served as a senior member of the House Transportation and Infrastructure Committee. He co-chaired the Shipbuilding Caucus, the Coast Guard Caucus, the National Guard and Reserve Caucus and the Expeditionary Warfare Caucus. After leaving Congress, Mr. Taylor worked in business development for E.N. Bisso in the ship assist business on the Mississippi River. From September 2011 until December 2013, Mr. Taylor served as a consultant for Navistar Defense on the Mine Resistant Ambush Protected vehicle program. Mr. Taylor has served as a Commissioner on the Hancock County Port and Harbor Commission since June 2012, providing oversight for the Port Bienville Industrial Park and Stennis International Airport in Hancock County, Mississippi. He is a graduate of Tulane University. Mr. Taylor’s extensive expertise in shipping regulation makes him a valuable asset to the Board.	2014

Gregory A. Wright (65)	Mr. Wright co-founded One Cypress Energy LLC in 2011 and has served as its Chief Financial Officer since inception. Mr. Wright is the former Chief Financial Officer and Chief Administrative Officer of Tesoro Corporation. Mr. Wright worked for Tesoro from 1995 until his retirement in 2010, leading the company from a small exploration and production company into the third largest independent refining and marketing company in the United States. Prior to joining Tesoro, Mr. Wright worked for Valero Energy Corporation for 14 years in various positions including Vice President of Finance, Vice President of Business Development, Vice President of Planning and Vice President of Investor Relations. Prior to joining Valero, he worked for nine years for Columbia Gas Systems Inc. in various positions in accounting, budgeting and corporate planning. He graduated from The Ohio State University with a Bachelor of Business Administration in accounting and received his Masters of Business Administration with a concentration in finance from the University of Delaware. Mr. Wright’s extensive financial leadership experience and accounting expertise make him a valuable asset to the Board.	2014

The Board recommends a vote “FOR” the election of each of the nominees for director named in this Proxy Statement.

The Board has determined that each of the director nominees other than Mr. Blackley is independent within the meaning of the applicable rules of the SEC and the listing standards of the NYSE. See “Information About the Board and Corporate Governance—Independence” below.

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OWNERSHIP OF COMMON STOCK BY DIRECTORS, EXECUTIVE OFFICERS
AND CERTAIN OTHER BENEFICIAL OWNERS

The tables below set forth certain beneficial ownership information with respect to each director nominee and Named Executive Officer, and each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company. The information with respect to beneficial ownership by the identified stockholders was prepared based on information supplied by such stockholders in their filings with the SEC. Except as disclosed in the notes to these tables and subject to applicable community property laws, the Company believes that each beneficial owner identified in the table possesses sole voting and investment power over all Common Stock shown as beneficially owned by the beneficial owner.

Beneficial ownership for the purposes of the following tables is determined in accordance with the rules and regulations of the SEC. Those rules generally provide that a person is the beneficial owner of shares if such person has or shares the power to vote or direct the voting of shares, or to dispose or direct the disposition of shares or has the right to acquire such powers within 60 days. For purposes of calculating each person’s percentage ownership, shares of Common Stock issuable pursuant to options or warrants exercisable within 60 days are included as outstanding and beneficially owned for that person, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. In some cases, the Company believes that foreign ownership or other restrictions may limit the ability of warrant holders to exercise warrants they hold, meaning that such persons may not be required to report share ownership as they would not be entitled to receive the underlying shares of Common Stock. The percentage of beneficial ownership is based on 316,514,601 shares of the Company’s Common Stock outstanding as of the record date (April 16, 2015), consisting of 310,742,504 shares of the Company’s Class A Common Stock and 5,772,097 shares of the Company’s Class B Common Stock, and excludes any treasury stock. On the record date, there were 210,145,872 Class A warrants and 2,151,804 Class B warrants that were not included in that calculation (other than to the extent set forth with respect to any individual stockholder below).

Directors and Executive Officers

The table below sets forth information as to each director nominee and each of the Named Executive Officers listed in the Summary Compensation Table in this Proxy Statement, and includes the amount and percentage of the Company’s Class A Common Stock and Class B Common Stock of which each director nominee, each Named Executive Officer, and all directors nominees and executive officers as a group, was the “beneficial owner” (as defined in regulations of the Securities and Exchange Commission (the “SEC”)) on the record date, all as reported to the Company. The address of each person identified below is c/o Overseas Shipholding Group, Inc., 1301 Avenue of the Americas, New York, N.Y. 10019.

	Shares of Common Stock Beneficially Owned (1)
Name (2)	Number	Percentage Beneficially Owned
Directors/Nominees
Douglas D. Wheat	49,566	*
Timothy J. Bernlohr	33,333	*
Ian T. Blackley	3,447	*
Alexander D. Greene	33,333	*
Samuel H. Norton	33,333	*
Nikolaus D. Semaca	33,333	*
Ronald Steger	33,333	*
Gary Eugene Taylor	33,333	*
Gregory A. Wright	33,333	*
Other Named Executive Officers
Lois K. Zabrocky	1,462	*
Henry P. Flinter	-	-
Adewale O. Oshodi	561	*
Geoffrey L. Carpenter	-	-
All Directors/Nominees and Executive Officers as a Group (15 persons)	288,367	*

            * Less than 0.1%

(1)	Includes shares of Class A Common Stock and Class B Common Stock issuable within 60 days of the record date upon the exercise of all options owned by the indicated stockholders on that date.

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Other Beneficial Owners

Set forth below is information regarding stockholders of the Company’s Common Stock that are known by the Company to have been “beneficial owners” (as defined in regulations of the SEC) of more than 5% of the outstanding shares of the Common Stock as of the record date, as reported to the Company and the SEC.

	Shares of Common Stock Beneficially Owned (1)
Name	Number	Percentage Beneficially Owned
Alden Funds(2)	34,798,966	11.0%
BlueMountain Funds(3)	57,474,992	18.2%
Luxor Funds(4)	33,120,444	10.5%
Caxton Funds(5)	43,486,841	13.7%
Paulson Funds(6)	61,384,234	19.5%
Cyrus Funds(7)	57,766,268	18.3%

*	Unless otherwise stated in the notes to this table, the share and percentage ownership information presented is as of the record date.

(1)	Includes shares of Class A Common Stock underlying all Class A warrants owned by such person and shares of Class B Common Stock underlying all Class B warrants owned by such person, and assumes gross exercise of warrants without withholding of any shares pursuant to the cashless exercise procedures of the warrants. The Class A warrants and Class B warrants are immediately exercisable, but may only be exercised with the Company’s consent and are subject to certain citizenship rules and limitations on exercise, sale, transfer or other disposition.

(2)	Based on Schedule 13G filed on August 15, 2014 with the SEC by the Alden Funds with respect to beneficial ownership of (i) 2,681,930 shares by Alden Global Adfero BPI Fund, Ltd. (“Alden Global Adfero”), (ii) 6,660,229 shares by Alden Global Opportunities Master Fund, L.P. (“Alden Global Master”), (iii) 1,430,972 shares by Wilshire Institutional Master Fund II SPC - Wilshire Alden Global Event Driven Opportunities Segregated Portfolio (“Wilshire Alden”), (iv) 17,438,054 shares by Alden Global Value Recovery Master Fund, L.P. (“Alden Global Value”), (v) 6,587,781 by Turnpike Limited, (vi) 34,798,966 by Alden Global Capital Limited and (vii) 34,798,966 by Alden Global Capital LLC. Alden Global Capital LLC is the investment manager to Alden Global Adfero and investment sub-adviser to Alden Global Master, Wilshire Alden, Alden Global Value and Turnpike Limited. Alden Global Capital Limited is investment sub-advisor to Alden Global Adfero and Wilshire Alden, and investment manager to Alden Global Master, Alden Global Value and Turnpike Limited. The address of the principal business office of Alden Global Adfero, Alden Global Master and Turnpike Limited is c/o Ogier Fiduciary Svcs (Cayman) Ltd., 89 Nexus Way, Camana Bay, Cayman Islands KY1-9007. The address of the principal business office of Wilshire Alden is c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands. The address of the principal place of business of Alden Global Value and Alden Global Capital Limited is c/o Alden Global Capital Limited, Third Floor, One Waverley Place, Union Street, St. Helier, Jersey JE2 3RF. The address of the principal business office of Alden Global Capital LLC is 885 Third Avenue, 34th Floor, New York, NY 10022.

(3)	Based on Schedule 13D filed on August 15, 2014 with the SEC by the BlueMountain Funds with respect to beneficial ownership of (i) 57,474,992 shares by BlueMountain Capital Management, LLC (“Investment Manager”), (ii) 56,775,644 shares by BlueMountain GP Holdings, LLC (“GP Holdings”), (iii) 56,775,644 shares by BlueMountain Nautical LLC (“Nautical”), (iv) 56,775,644 shares by BlueMountain Guadalupe Peak Fund L.P. (“Guadalupe”), (v) 56,775,644 shares by BlueMountain Long/Short Credit GP, LLC (“General Partner”) and (vi) 699,348 shares by BlueMountain Long/Short Credit & Distressed Reflection Fund PLC, a sub fund of AAI BlueMountain Fund PLC (“AAI”). The principal business of: (i) each of Nautical, AAI and Guadalupe is to serve as a private investment fund; (ii) the General Partner is to serve as the general partner of Guadalupe and certain other private funds for which the Investment Manager serves as investment manager; (iii) GP Holdings is to serve as the sole owner of the General Partner and a number of other entities which act as the general partner of private investment funds for which the Investment Manager serves as investment manager (including Nautical, AAI and Guadalupe); and (iv) the Investment Manager is to serve as investment manager to a number of private investment funds (including Nautical, AAI and Guadalupe) and to make investment decisions on behalf of those private funds. The business address of Nautical, Guadalupe, the General Partner, Investment Manager and GP Holdings is 280 Park Avenue, 12th Floor, New York, New York 10017. The business address of AAI is Beaux Lane House, Mercer Street Lower, Dublin 2, Ireland.

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(4)	Based on Schedule 13G filed on February 17, 2015 with the SEC by the Luxor Funds with respect to beneficial ownership of (i) 14,053,886 shares by Luxor Capital Partners, LP (the “Onshore Fund”), (ii) 2,853,602 shares by Luxor Wavefront, LP (the “Wavefront Fund”), (iii) 14,409,833 shares by Luxor Capital Partners Offshore Master Fund, LP (the “Offshore Master Fund”), (iv) 14,409,833 shares by Luxor Capital Partners Offshore, Ltd. (the “Offshore Feeder Fund”), (v) 889,567 shares by Luxor Spectrum Offshore Master Fund, LP (the “Spectrum Master Fund”), (vi) 889,567 shares by Luxor Spectrum Offshore, Ltd. (the “Spectrum Feeder Fund”), (vii) 32,206,888 shares by LCG Holdings, LLC (“LCG Holdings”), (viii) 33,120,444 shares by Luxor Capital Group, LP (“Luxor Capital Group”), (ix) 33,120,444 by Luxor Management, LLC (“Luxor Management”) and (x) 33,120,444 by Christian Leone (“Mr. Leone”). The Offshore Master Fund is a subsidiary of the Offshore Feeder Fund, and the Spectrum Master Fund is a subsidiary of the Spectrum Feeder Fund. LCG Holdings is the general partner of the Onshore Fund, the Wavefront Fund, the Offshore Master Fund and the Spectrum Master Fund. Luxor Capital Group acts as the investment manager of the Onshore Fund, the Wavefront Fund, the Offshore Feeder Fund, the Offshore Master Fund, the Spectrum Feeder Fund and the Spectrum Master Fund (collectively, the “Funds”) and to an account it separately manages (the “Separately Managed Account”). Luxor Management is the general partner of Luxor Capital Group. Mr. Leone is the managing member of Luxor Management. Mr. Leone is the managing member of LCG Holdings. By virtue of these relationships, LCG Holdings may be deemed to have voting and dispositive power with respect to the shares of common stock owned directly by the Onshore Fund, the Wavefront Fund, the Offshore Master Fund and the Spectrum Master Fund. By virtue of these relationships, each of Luxor Capital Group, Luxor Management and Mr. Leone may be deemed to have voting and dispositive power with respect to the shares of common stock beneficially owned by the Funds and the Separately Managed Account. The principal business address of each of the Onshore Fund, the Wavefront Fund, Luxor Capital Group, Luxor Management, LCG Holdings and Mr. Leone is 1114 Avenue of the Americas, 29th Floor, New York, New York 10036. The principal business address of each of the Offshore Master Fund, the Offshore Feeder Fund, the Spectrum Master Fund and the Spectrum Feeder Fund is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(5)	Based on Schedule 13D filed on August 7, 2014 with the SEC by the Caxton Funds with respect to beneficial ownership of 10,885,235 shares by each of Caxton International Limited (“Caxton International”), Caxton Associates LP (“Caxton”), Canterbury Holdings (USA) LLC (“Canterbury USA”), Canterbury Holdings Limited , Andrew E. Law (“Law”) and Peter W. Agnes III (“Agnes”). The address of Caxton International is Maple Corporate Services (BVI) Ltd. Kingston Chambers, P.O. Box 173, Road Town, Tortola, B.V.I. The address of Caxton is 731 Alexander Road, Bldg. 2, Princeton, NJ 08540. The address of Canterbury USA is 500 Park Avenue, New York, NY 10022. The address of Law and of Agnes is c/o Caxton Associates LP, Attention Scott B. Bernstein, General Counsel, 731 Alexander Road, Bldg. 2, Princeton, NJ 08540.

(6)	Based on Schedule 13G filed on September 10, 2014 with the SEC by Paulson & Co. Inc. (“Paulson”) with respect to beneficial ownership of 61,384,234 shares by Paulson. Paulson is the investment manager of PCO Shipping LLC and certain separately managed accounts (collectively, the “Paulson Accounts”), which in the aggregate hold or own 56,425,082 shares of Class A Common Stock and 4,959,152 Class A warrants. The address of Paulson and the Paulson Accounts is c/o Paulson & Co. Inc., 1251 Avenue of the Americas, 50 th Floor, New York, NY 10020.

(7)	Based on Schedule 13G filed on September 10, 2014 with the SEC by Cyrus Capital Partners, L.P. (“CCP”) with respect to beneficial ownership of 57,766,268 shares by each of CCP and Cyrus Capital Partners GP, L.L.C. (“CCPGP”). As the (i) principal of CCP and (ii) principal of Cyrus Capital Partners GP, L.L.C., the general partner of CCP, Stephen C. Freidheim (“Freidheim”) may be deemed the beneficial owner of 57,766,268 shares of Class A Common Stock. The address of each of CCP, CCPGP and Freidheim is 399 Park Avenue, 39th Floor, New York, NY 10022.

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Equity Compensation Plans

The following table provides information as of December 31, 2014 with respect to the Company’s equity compensation plans, which have not been approved by stockholders.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans not approved by security holders	453,586	$3.65	38,503,722	(1)

(1)	Consists of 36,153,716 shares of Class A Common Stock eligible to be granted under the Company’s 2014 Management Incentive Compensation Plan and 2,350,006 shares under the 2014 Non-Employee Director Incentive Compensation Plan.

INFORMATION ABOUT THE BOARD AND CORPORATE GOVERNANCE

General

Corporate Governance Guidelines. The Board has adopted Corporate Governance Guidelines to promote the effective functioning of the Board and its committees, to promote the interests of all stockholders, and to ensure a common set of expectations as to how the Board, its various committees, individual directors and management should perform their functions. The Board believes that ethics and integrity cannot be legislated or mandated by directive or policy and that the ethics, character, integrity and values of the Company’s directors and senior management remain the most important safeguards in quality corporate governance. The Corporate Governance Guidelines are posted on the Company’s website, which is www.osg.com, and are available in print upon the request of any stockholder of the Company. That website and the information contained on that site, or connected to that site, are not incorporated by reference in this proxy statement. Under the Corporate Governance Guidelines, each director is expected to attend all Board meetings and all meetings of committees of which the director is a member. Meeting materials are provided to Board and Committee members prior to meetings, and members are expected to review such materials prior to each meeting.

Board Leadership Structure. The Corporate Governance Guidelines provide that the Board selects the CEO of the Company and may select a Chairman of the Board (the “Chairman”) in the manner it considers in the best interests of the Company. The Guidelines provide that if the Board determines that there should be a Chairman, he or she may be a non-management director or the CEO.

The Company currently separates the role of CEO and Chairman; however, in the past the Company has combined these roles. The CEO and the Chairman are in frequent contact with one another and with senior management of the Company. They provide advice and recommendations to the full Board for the full Board’s consideration. They each review in advance the schedule of Board and committee meetings and establish the agenda for each Board meeting in order to ensure that the interests and requirements of the stockholders, the directors and other stakeholders are appropriately addressed. The Board believes that the existing leadership structure, with the current individuals in their positions, is in the best interests of stockholders.

The Board retains the right to combine the CEO and Chairman roles in the future if it determines that such a combination would be in the best interests of the Company and its stockholders. The Board, primarily through its Corporate Governance and Risk Assessment Committee, periodically reviews the Company’s leadership structure to determine if it remains appropriate in light of the Company’s specific circumstances and needs, current corporate governance standards, market practices and other factors the Board considers relevant.

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Independence. Under the Corporate Governance Guidelines, which incorporate the standards established by the New York Stock Exchange (“NYSE”), the Board must consist of a majority of independent directors. As determined by the Board, as of the date of this Proxy Statement, all of the nominees other than Mr. Ian T. Blackley have been determined to be independent under the Corporate Governance Guidelines because no relationship was identified that would automatically bar any of them from being characterized as independent, and any relationships identified were not so material as to impair their independence. The Board annually reviews relationships that directors may have with the Company to make a determination of whether there are any material relationships that would preclude a director from being independent. See “—Related Party Transactions” below.

Executive Sessions of the Board. To ensure free and open discussion and communication among the non-management directors, the Corporate Governance Guidelines provide that non-management directors meet in executive session at the time of each regular meeting of the Board; at least one of such executive sessions shall exclude non-management directors who do not qualify as independent. In accordance with the Guidelines, the nonexecutive Chairman of the Board chairs the executive sessions. Any non-management director can request that an additional executive session be scheduled.

Board Oversight of Risk Management. While the responsibility for management of the Company’s material risks lies with management of the Company, the Board provides oversight of risk management, directly and indirectly, through its committee structure. The Board performs this oversight role by using several different levels of review. The Board and the Corporate Governance and Risk Assessment Committee receive regular reports from key members of management responsible for specified areas of material risk to the Company. In addition, the Board reviews the risks associated with the Company’s strategic plan at an annual strategic planning session and periodically throughout the year as part of its consideration of the strategic direction of the Company.

At the committee level, the Audit Committee regularly reviews the financial statements and financial and other internal controls. Further, the Audit Committee meets in private sessions individually with certain members of management and with representatives of the independent registered public accounting firm at the conclusion of every regularly scheduled meeting, where aspects of risk management are discussed as necessary. The Corporate Governance and Risk Assessment Committee manages risk associated with Board independence, corporate governance and potential conflicts of interest as well as oversight over non-financial risk assessments associated with the Company’s operations. The Human Resources and Compensation Committee annually reviews executive compensation policies and practices and employee benefits, and associated risks. Both the Audit Committee and the Human Resources and Compensation Committee also rely on the advice and counsel of the Company’s independent registered public accountants and independent compensation consultants, respectively, to raise awareness of any risk issues that may arise during their regular review of the Company’s financial statements, audit work and executive compensation policies and practices, as applicable.

Managing risk is an ongoing process inherent in all decisions made by management. The Company has an enterprise risk management program that is designed to ensure that risks are taken knowingly and purposefully. Management is responsible for assessing all the risks and related mitigation strategies for all material projects and initiatives of the Company prior to being submitted for consideration by the Board.

Meetings of the Board. The Board held ten meetings during 2014 prior to the Company’s emergence from bankruptcy on August 5, 2014 and held 15 meetings during 2014 after emergence on August 5, 2014. Each director attended at least 75% of the total number of meetings of the Board and Board committees of which the director was a member, except for Mr. Jean-Paul Vettier who would have met such participation level but for three special meetings scheduled during a three day period during which he was travelling.

Annual Meetings of Stockholders. Directors are not required, but are strongly encouraged, to attend the Annual Meeting of Stockholders. There was no Annual Meeting of Stockholders in 2014.

Communications with Board Members. Interested parties, including stockholders, may communicate with any director, with the nonexecutive Chairman of the Board or with the non-management directors as a group by sending a letter to the attention of such director, the nonexecutive Chairman of the Board or such non-management directors as a group, as the case may be, in care of the Company’s Corporate Secretary, 1301 Avenue of the Americas, 42nd Floor, New York, New York 10019. The Corporate Secretary opens and forwards all such correspondence (other than advertisements and other solicitations) to directors unless the director to whom the correspondence is addressed has requested that the Corporate Secretary forward correspondence unopened. Unless the context otherwise requires, the Corporate Secretary will provide any communication addressed to the Board to the director most closely associated with the nature of the request based on Committee membership and other factors.

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Code of Business Conduct and Ethics. The Company has adopted a code of business conduct and ethics which is an integral part of the Company’s business conduct compliance program and embodies the commitment of the Company and its subsidiaries to conduct operations in accordance with the highest legal and ethical standards. The Code of Ethics applies to all of the Company’s officers, directors and employees. Each is responsible for understanding and complying with the Code of Business Conduct and Ethics. The Company also has an Insider Trading Policy which prohibits the Company’s directors and employees from purchasing or selling securities of the Company while in possession of material nonpublic information or otherwise using such information for their personal benefit. The Insider Trading Policy also prohibits the Company’s directors and employees from hedging their ownership of securities of the Company. In addition, the Company has an Anti-Bribery and Corruption Policy which memorializes the Company’s commitment to adhere faithfully to both the letter and spirit of all applicable anti-bribery legislation in the conduct of the Company’s business activities worldwide. The Code of Business Conduct and Ethics, the Insider Trading Policy and the Anti-Bribery and Corruption Policy are posted on the Company’s website, which is www.osg.com, and are available in print upon the request of any stockholder of the Company. That website and the information contained on that site, or connected to that site, are not incorporated by reference in this Proxy Statement.

Other Directorships and Significant Activities. The Company values the experience directors bring from other boards of directors on which they serve, but recognizes that those boards also present significant demands on a director’s time and availability and may present conflicts and legal issues. The Corporate Governance Guidelines provide that non-management directors refrain from serving on the boards of directors of more than four publicly-traded companies (other than the Company or a company in which the Company has a significant equity interest) absent special circumstances. A member of the Audit Committee may not serve on more than two other audit committees of publicly-traded companies.

The Corporate Governance Guidelines require the CEO and other members of senior management, whether or not they are members of the Board of the Company, to receive the approval of the Corporate Governance and Risk Assessment Committee before accepting outside board membership. The Corporate Governance Guidelines prohibit the CEO from serving on the board of directors of more than one publicly-traded company (other than the Company or a company in which the Company has a significant equity interest).

If a director’s principal occupation or business association changes substantially during the director’s tenure as a member of the Board, that director is required by the Corporate Governance Guidelines to inform the Chairman of the Corporate Governance and Risk Assessment Committee of the change and offer to resign from the Board. In such case, such Committee must recommend to the Board the action, if any, to be taken with respect to the offer of resignation, taking into account the appropriateness of continued Board membership.

Related Party Transactions

Related party transactions may present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its stockholders. The Company’s Code of Business Conduct and Ethics requires all directors, officers and employees who may have a potential or apparent conflict of interest to disclose fully all the relevant facts to the Company’s legal department. In addition to this reporting requirement, to identify related party transactions, each year the Company submits and requires its directors and executive officers to complete Director and Officer questionnaires identifying any transactions with the Company in which the director or officer has an interest. Management and the legal department carefully review the terms of all related party transactions. Management reports to the Board on all proposed related party transactions with directors and executive officers. Upon the presentation of a proposed related party transaction to the Board, the related party (if such related party is a director) is excused from participation and voting on the matter. In deciding whether to approve the related party transaction, the Board determines whether the transaction is on terms that could be obtained in an arm’s length transaction with an unrelated third party. If the related party transaction is not on such terms, it will not be approved.

Mr. John J. Ray III was appointed by the Board as Chief Reorganization Officer (“CRO”) of the Company effective as of November 14, 2012. Mr. Ray’s position as CRO ended on the Company’s emergence from bankruptcy on August 5, 2014. Mr. Ray was not an employee of the Company as his services were provided by Greylock Partners as an independent contractor. Mr. Ray was elected Chairman of the Board upon the Company’s emergence from bankruptcy. Mr. Ray resigned as Chairman of the Board on December 19, 2014 and as a director on March 3, 2015. Mr. Ray was determined by the Board not to be independent under the Company’s Corporate Governance Guidelines during the period he served as a director. During his time as CRO and while serving as a director, Mr. Ray was afforded indemnification by the Company and is covered under the Company’s director and officer insurance policies.

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In connection with the appointment of Mr. Ray as CRO, the Company entered into an engagement letter agreement dated November 1, 2012 (the 2012 “Engagement Letter”) with Greylock Partners, LLC (“Greylock Partners”) for Greylock Partners to provide the Company with financial and reorganization consulting services. Mr. Ray is a Senior Managing Director and founder of Greylock Partners. None of the entities with which Mr. Ray has been principally occupied or employed over the five years prior to Mr. Ray’s appointment as CRO is or was a parent, subsidiary or other affiliate of the Company. On August 6, 2014, the Company and Greylock Partners entered into another Engagement Letter (the “2014 Engagement Letter”) for Greylock Partners to provide the Company with services relating to bankruptcy claim distributions, claims reconciliation and resolution, periodic reporting to the U.S. Trustee’s office and other matters relating to emergence from the bankruptcy.

Each of the 2012 Engagement Letter and the 2014 Engagement Letter provides that the Company will pay to Greylock Partners hourly fees for services provided by individuals employed by Greylock Partners. The Company also agreed to reimburse Greylock Partners for reasonable expenses incurred in connection with provision of its services to the Company. The Company paid Greylock Partners fees of $15,258,000 for services rendered to the Company for 2014. Either the Company or Greylock Partners may terminate the 2012 Engagement Letter or the 2014 Engagement Letter upon 30 days’ notice.

During the period from January 1, 2013 through January 10, 2015, the Company paid certain client service subsidiaries of Deloitte LLP approximately $23 million for professional services. Mr. Oricchio has had an indirect interest in the payments made by the Company to the client service subsidiaries of Deloitte LLP as a result of his relationship with Deloitte LLP, although the specific amount of Mr. Oricchio’s interest in those payments cannot be determined. On December 19, 2014, Mr. Oricchio notified Deloitte LLP of his intent to retire from Deloitte LLP, with an effective date of January 10, 2015.

Committees

The Company has three standing committees of its Board: the Audit Committee, the Corporate Governance and Risk Assessment Committee, and the Human Resources and Compensation Committee. Each of these committees has a charter that is posted on the Company’s website and is available in print upon the request of any stockholder of the Company.

Audit Committee. The Audit Committee is required to have no fewer than three members all of whom must be and are independent directors under the standards set forth in the Company’s Corporate Governance Guidelines. From January 2014 through August 5, 2014, the Audit Committee consisted of Messrs. Thomas F. Robards (Chairman), Joel I. Picket and Ariel Recanati. The Board determined that Mr. Robards was an audit committee financial expert, as defined by rules of the SEC. The former Audit Committee met four times during 2014. Upon the Company’s emergence from bankruptcy, the Audit Committee consisted of Messrs. Wright (Chairman), Greene, Norton and Steger. The Board determined that Messrs. Steger and Wright are audit committee financial experts, as defined by rules of the SEC and NYSE MKT. The current Audit Committee met six times in 2014.

The Audit Committee oversees the Company’s accounting, financial reporting process, internal controls and audits and consults with management, internal auditors and the Company’s independent registered public accounting firm on, among other things, matters related to the annual audit, and published financial statements and the accounting principles applied, and the oversight of financial risk assessments associated with the Company’s operations. As part of its duties, the Audit Committee retains the Company’s independent registered public accounting firm, subject to stockholder ratification (though the stockholder vote is not binding on the Audit Committee, and the Audit Committee may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of the Company and its stockholders).

The Audit Committee maintains direct responsibility for the compensation and oversight of the Company’s independent registered public accounting firm and evaluates the independent registered public accounting firm’s qualifications, performance and independence. The Audit Committee has established policies and procedures for the pre-approval of all services provided by the Company’s independent registered public accounting firm.

Corporate Governance and Risk Assessment Committee. The Corporate Governance and Risk Assessment Committee (“the Governance Committee”) is required to have no fewer than three members, all of whom must be and are independent directors under the standards set forth in the Company’s Corporate Governance Guidelines. From January 2014 through August 5, 2014 the former Governance Committee consisted of Oudi Recanati (Chair), Charles A. Fribourg, Joel I. Picket and Michael J. Zimmerman. The former Governance Committee did not meet in 2014. Upon the Company’s emergence from bankruptcy the Governance Committee consisted of Douglas D. Wheat (Chair), Ronald Steger, Gary Eugene Taylor and Nikolaus D. Semaca. The current Governance Committee met ten times in 2014.

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The Governance Committee assists the Board by identifying and recommending individuals qualified to become Board members to the Board for nomination at the next annual stockholder meeting. It develops and recommends to the Board the establishment of the Company’s corporate governance guidelines, and it provides oversight over non-financial risk assessments associated with the Company’s operations. The Governance Committee’s risk assessment responsibilities include oversight of the Company’s quality of services, and its vessels’ adherence to environmental and regulatory requirements. As part of its duties, the Governance Committee also aids the Board by providing a review of the Board performance on an annual basis.

The Governance Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates. The Governance Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search consultants.

The Governance Committee considers the following criteria for identifying and recommending qualified candidates for membership on the Board, seeking to maintain within these criteria appropriate diversity of individuals on the basis of gender, ethnic heritage, international background and life experiences:

•	judgment, character, age, integrity, expertise, tenure on the Board, skills and knowledge useful to the oversight of the Company’s business;

•	status as “independent” or an “audit committee financial expert” or “financially literate” as defined by the NYSE or the SEC;

•	high level managerial, business or other relevant experience, including, but not limited to, experience in the industries in which the Company operates, and, if the candidate is an existing member of the Board, any change in the member’s principal occupation or business associations;

•	absence of conflicts of interest with the Company;

•	status as a U.S. citizen; and

•	ability and willingness of the candidate to spend a sufficient amount of time and energy in furtherance of Board matters.

As part of its annual assessment of Board size, structure and composition, the Governance Committee evaluates the extent to which the Board as a whole satisfies the foregoing criteria. The Governance Committee believes that the current directors have the requisite character, integrity, expertise, skills, and knowledge to oversee the Company’s business in the best interests of the Company’s stockholders and does not believe at this time that the long-term goal of greater Board diversity is sufficient to merit replacing existing directors.

All the director nominees named in this Proxy Statement have been evaluated under the criteria set forth above and recommended by the Governance Committee to the full Board for election by stockholders at the Annual Meeting. The entire Board recommends that stockholders elect all nominees. All nominees for election at the Annual Meeting were previously elected to the Board by previously-elected directors.

A stockholder may recommend a person as a nominee for director by writing to the Corporate Secretary of the Company. Recommendations must be received by December 31, 2015 in order for a candidate to be considered for election at the 2016 Annual Meeting. Each recommendation for nomination should contain the following information: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had such nominee been nominated, or intended to be nominated, by the Board; and (e) the consent of each nominee to serve as a director of the Company if so elected.

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Human Resources and Compensation Committee. The Human Resources and Compensation Committee (the “Compensation Committee”) is required to have no fewer than three members, all of whom must be and are independent directors under the standards set forth in the Company’s Corporate Governance Guidelines. From January 2014 through August 5, 2014 the former Compensation Committee, consisted of Messrs. Charles A. Fribourg (Chairman), Thomas B. Coleman, Oudi Recanati and Jean-Paul Vettier. The former Compensation Committee met twice in 2014. Upon the Company’s emergence from bankruptcy, the Compensation Committee consisted of Timothy J. Bernlohr (Chair), Nikolaus D. Semaca, Alexander D. Greene and Samuel H. Norton. The current Compensation Committee met ten times in 2014.

The Compensation Committee establishes, oversees, and carries out the Company’s compensation philosophy and strategy. It implements the Board responsibilities relating to compensation of the Company’s executive officers, and ensures that the Company’s officers and senior executives are compensated in a manner consistent with the Company’s philosophy and competitive with its peers. As part of its duties, it monitors and oversees the preparation of the Company’s annual Compensation Discussion and Analysis for inclusion in the annual proxy statement, prepares an annual report on executive compensation, and provides guidance with respect to other compensation matters including recommendations for the CEO.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis (“CD&A”) provides information regarding the compensation program for the Named Executive Officers. The CD&A describes the Company’s compensation philosophy, the objectives of the executive compensation programs and policies, the elements of the compensation program and how each element fits into the Company’s overall compensation objectives. The Compensation Committee is responsible for overseeing the compensation paid to all of the Company’s executive officers, including the Named Executive Officers.

As described on page 38 of this Proxy Statement, at the Annual Meeting of Stockholders of the Company, stockholders will consider approval, in an advisory vote, of the compensation paid to the NEOs for 2014 as described in this CD&A and the accompanying compensation tables and narrative.

Executive Summary

The Company has a strong and measurable pay for performance philosophy. The following summarizes the fundamental objective and key elements of the Company’s executive compensation program and describes the Company’s 2014 executive compensation highlights. In the aftermath of the Company’s filing voluntary petitions with the U.S. Bankruptcy Court to commence the Chapter 11 restructuring process on November 14, 2012, the Company shifted its principal measure of success from maximizing stockholder value to maximizing value for the stakeholders in its estate and positioning the Company to reorganize successfully. The objectives and key elements of the executive compensation program were adapted to reflect this change until the Company emerged from bankruptcy on August 5, 2014. Upon emergence, the Company’s compensation philosophy, among other matters, again focused on maximizing stockholder value.

Objectives and Key Elements of the Executive Compensation Program

•	The fundamental objective of the Company’s executive compensation program is to motivate and reward actions that the Compensation Committee believes will maximize stockholder value. The program is designed to attract, motivate, retain and reward outstanding, high-performing executives possessing the talent, experience and expertise to drive and sustain growth in long-term value for the Company’s shareholders.

•	During the bankruptcy, the Company’s executive compensation program was effectively designed to align the interests of its executives with the interests of its stakeholders and was instrumental in permitting us to retain key personnel as the Company restructured its business. Historically, the Company’s executive compensation program was based on the traditional compensation elements of base pay, annual cash incentives, long-term incentives (usually in the form of equity awards) and employee benefits. Throughout the bankruptcy, however, the Company suspended the use of long-term incentives in its compensation program, relying solely on base salary, annual (cash) incentives and employee benefits. In September 2014, following the Company’s emergence from bankruptcy, the Compensation Committee determined that it was appropriate to return to the use of long-term, equity-based incentives for the Company’s executives. The Company’s Compensation Committee reviews all elements of the Company’s executive compensation program annually.

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•	The Company seeks to provide competitive levels of “fixed” compensation in the form of base salaries and employee benefits while emphasizing pay for performance by placing a larger portion of total compensation “at risk” in the form of (i) annual performance-based cash incentives that will only be paid if the Company achieves specified performance goals (“Annual Incentives”) and (ii) long-term incentives in the form of both time-based and performance-based equity awards that vest over multi-year periods.

•	In September 2014, following the Company’s emergence from bankruptcy, the Company entered into employment agreements with each of its NEOs, other than Messrs. Robert E. Johnston and James I. Edelson. Details of these agreements are described below under the heading, “Compensation Discussion Analysis—Agreements with the Named Executive Officers.”

•	Each NEO’s Annual Incentive is determined based on a combination of the Company’s performance relative to its financial and operational goals, as well as the achievement of individual goals, all of which are established and approved by the Compensation Committee at the beginning of each year. As in past years, the financial performance measure for 2014 was the achievement of specified levels of earnings from shipping operations (“ESO”), defined as income from vessel operations before depreciation and amortization and gains and losses on vessel sales (including impairments) reduced by payments for drydocking and expenditures for vessels, at both the Company and the business unit levels. The operational metrics were based on quantifiable measures of the Company’s performance in commercial success, safety and quality.

•	Throughout 2014, the Compensation Committee was composed exclusively of independent directors. Upon the Company’s emergence from bankruptcy, the Compensation Committee engaged Lyons, Benenson & Company Inc. (“LB&Co.”) as its independent compensation consultant. Prior to the Company’s emergence from bankruptcy, the Compensation Committee relied upon John J. Ray, III, as the Company’s CRO, and the Compensation Committee engaged Mercer (US) Inc. (“Mercer”) to advise it with respect to the Company’s executive compensation program and incentive compensation plan design.

•	The Company has an incentive compensation recoupment policy, an insider trading policy and equity ownership guidelines for executives and directors, each of which is discussed in greater detail below. The Company believes that these policies and guidelines serve as effective risk mitigation tools for its compensation programs.

Executive Compensation Highlights

•	On August 11, 2014, Mr. Robert E. Johnston, then President and CEO of the Company, retired. The Company entered into a letter agreement with Mr. Johnston, which provides, among other things, that Mr. Johnston will advise the Company as a consultant until December 31, 2015 (the “Consulting Period”) for a monthly fee of $56,250. The letter agreement further provides that the Company will pay Mr. Johnston severance in the amount of $675,000 under its severance plan plus a bonus in respect of 2014 equal to $1,012,500 plus $6,399,259 in full satisfaction of its obligations to him under the Company’s Supplemental Executives Savings Plan (the “Supplemental Plan”) in accordance with his employment agreement dated on March 22, 2013. In connection with his retirement and subsequent consulting agreement, Mr. Johnston has agreed to non-competition and non-solicitation covenants that extend six months beyond the end of the Consulting Period, as well as customary confidentiality and non-disparagement covenants.

•	In September 2014, the Company entered into an employment agreement with Mr. Ian T. Blackley as Senior Vice President and Chief Financial Officer (“CFO”) of the Company. At that time, he was awarded an equity grant with a grant-date value of $600,000. In January 2015, Mr. Blackley was elected President and CEO of the Company and, in connection with this promotion, the Company entered into a new employment agreement with Mr. Blackley under which his annual salary was increased to $675,000 from $475,000, his annual target bonus (“Target Bonus”) was set at 150% of annual salary and he is to be granted long-term, equity incentive awards with a grant-date value of $2,500,000 (a portion of which comprising restricted stock units and options with a grant-date value of approximately $1.7 million was granted in February 2015). Mr. Blackley’s agreement is described under “—Agreements with the Named Executive Officers” below.

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•	In September 2014, the Company entered into employment agreements with Ms. Lois K. Zabrocky and Messrs. Henry P. Flinter, Geoffrey L. Carpenter and Adewale O. Oshodi under which they are employed as co-President and Head of the Company’s International Flag SBU, co-President and Head of the Company’s U.S. Flag SBU, Vice President and Treasurer, and Vice President, Secretary and Controller, respectively, and with annual Target Bonuses of 150%, 125%, 40% and 55%, respectively. In accordance with his agreement, Mr. Flinter received a $50,000 increase in base salary to $385,000. The terms of these employment agreements are discussed under “—Agreements with the Named Executive Officers” below.

In July 2014, Mr. Oshodi received an increase in his base salary of $56,046 to $220,000, due to his promotion to Vice President, Secretary and Controller.

•	In December 2014, the Company entered into an employment agreement with Rick F. Oricchio, Senior Vice President and CFO of the Company effective January 12, 2015. In connection with his employment, Mr. Oricchio’s annual salary was fixed at $475,000, his annual target bonus was set at 150% of his base salary, and he received a long-term, equity incentive award with a grant-date value of $1,500,000.

•	In February 2015, the Company entered into an employment agreement with James D. Small III, Senior Vice President, Secretary and General Counsel effective March 2, 2015. On that effective date, Mr. Oshodi ceased to act as Secretary for the Company. In connection with his employment, Mr. Small’s annual salary was fixed at $475,000, his annual Target Bonus was set at 150% of his base salary and he is to be granted a long-term, equity incentive award with a grant-date value of $1,500,000 (a portion of which comprising restricted stock units and options with a grant-date value of $1.0 million was granted in March 2015).

•	In September 2014, the Compensation Committee adopted the Overseas Shipholding Group, Inc., Management Incentive Compensation Plan (the “Plan”), providing for the issuance of equity and cash incentive awards to management. Subsequently, the Compensation Committee granted stock options and time-based restricted stock units (“RSUs”) to the NEOs other than Messrs. Johnston and Edelson.

•	On December 19, 2014, the Board approved the Retention Bonus Plan for a number participants, including the NEOs other than Messrs. Johnston and Flinter. The objective of this plan is to promote the Company’s interests by providing certain key employees with an appropriate incentive to stay with the Company through December 19, 2016 (the “Retention Period”). Awards under the Retention Bonus Plan will be paid in a lump sum following completion of the Retention Period. If a participant voluntarily terminates employment or is terminated by the Company for cause before the end of the Retention Period, he or she will forfeit the full amount of the award. If a participant’s employment is terminated by us other than for cause during the Retention Period, or if the participant’s employment is terminated due to death or disability, the full amount of the retention award will be paid upon such termination. The retention awards for the NEOs were: Ian T. Blackley - $475,000; Lois K. Zabrocky - $525,000; Geoffrey L. Carpenter - $147,500; Adewale O. Oshodi - $220,000; and James I. Edelson - $377,000.

•	In view of the bankruptcy, the Company did not hold a meeting of stockholders in 2014 and, accordingly, did not hold a say-on-pay vote in 2014.

•	The Company executed a settlement, release and indemnity agreement with Mr. Edelson on February 3, 2015. Such agreement was approved by the Bankruptcy Court on February 23, 2015. The agreement provides for the resolution of disputed claims filed by Mr. Edelson in connection with the Company’s bankruptcy filing, including the payment of $782,037 by the Company to Mr. Edelson and for the mutual release and indemnification of the Company and Mr. Edelson.

Compensation Philosophy and Objectives

The Company believes that a well-designed compensation program is a powerful tool to attract, motivate, retain and reward top executive and managerial talent. The Company further believes that its compensation program should align the interests of its executives with those of its shareholders in achieving and sustaining significant increases in shareholder value over the short- and long-terms. The Company has, therefore, structured its compensation program to drive and support these goals. The compensation program is designed with the following objectives in mind:

•	Attract, motivate, reward and retain highly-talented executives and managers, whose leadership and expertise are critical to the Company’s overall growth and success;

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•	Compensate each executive based upon the scope and impact of his or her position as it relates to achieving the Company’s corporate goals and objectives, as well as on the potential of each executive to assume increasing responsibility within the Company;

•	Utilize the incentive compensation programs to align the interests of the Company’s executives with those of its shareholders by linking incentive compensation rewards to the achievement of performance goals that maximize shareholder value; and

•	Structure the total compensation program to reward the achievement of both the short-term and long-term strategic objectives necessary for sustained optimal business performance.

Role of the Human Resources and Compensation Committee

Structure of the Compensation Committee. The Compensation Committee consists of four members of the Board, each of whom qualifies as independent under the New York Stock Exchange listing standards. Recognizing the importance of the independent perspectives, the Compensation Committee meets frequently in executive session, without any members of management present. Since emergence from bankruptcy, the Compensation Committee held ten meetings in 2014, all of which ended with an executive session without management present.

Decision Making. The primary goals of the Company’s Compensation Committee are to establish the Company’s compensation philosophy and strategy and to fulfill the Board’s responsibility as it relates to the compensation of the Company’s executive officers and other senior executives, ensuring that all of the Company’s executives are compensated in a manner consistent with its compensation philosophy and strategy. The Compensation Committee takes many factors into account when making compensation decisions with respect to the NEOs and other senior executives, including the individual’s performance, tenure and experience; the ability of the individual to affect the Company’s long-term growth and success; the Company’s overall performance; internal equity among the NEOs; and external, publicly available market data on competitive compensation practices and levels. Additionally, throughout the bankruptcy and thereafter since emergence, the Compensation Committee has considered and taken into account potential executive retention concerns. Following the Company’s emergence from bankruptcy, the Compensation Committee recognized that it was vitally important to consider the importance of retaining the management team through an indefinite period of volatility and uncertainty.  As a result, following emergence from bankruptcy, the Compensation Committee, in consultation with John J. Ray, III, acting in his then capacity as Chairman of the Board, and with the full Board, took certain actions that were focused on executive retention.

Responsibilities. The Compensation Committee has responsibility for the following regarding the Company’s compensation program and policies, and discharges its duties carefully considering each of the tasks set forth below.

•	Make recommendations to the Board as to the Company’s general compensation philosophy.

•	Review and approve, at least annually, the corporate goals and objectives for the CEO, which shall be established by the Board, evaluate the performance of the CEO in light of those goals and objectives and determine and approve the CEO’s compensation based on this evaluation.

•	Review and approve annual compensation, including base salaries, incentive compensation, benefits and perquisites, of all executive officers of the Company, and report such determinations and actions to the Board.

•	Review and approve employment agreements, severance agreements, change of control agreements and other similar agreements (if any) relating to executive officers.

•	Make recommendations to the Board with respect to the establishment and terms of annual incentive-compensation plans and long-term, equity-based incentive plans and administer such plans, including determining any awards to be granted to management pursuant to these plans.

•	Oversee and monitor the preparation of the Company’s CD&A for inclusion in the annual proxy statement.

•	Prepare an Annual Report of the Compensation Committee on Executive Compensation affirming approval of the CD&A for inclusion in the Company’s annual proxy statement or Annual Report on Form 10-K in accordance with the applicable rules and regulations of the SEC.

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•	Prepare and distribute to the Board an annual self-evaluation of the Committee’s performance setting forth to what extent it complied with its duties under its charter.

•	Review and reassess annually the adequacy of the Committee’s charter and recommend to the Board any changes indicated.

•	Periodically review the Company’s compensation program, including executive compensation arrangements, to evaluate the competitiveness and internal equity of the program, and to assess how well the program is meeting its objectives. In discharging this responsibility, the Committee takes into account factors it deems appropriate, including the Company’s business strategy, undue risks (if any) to the Company and its business that might result from the compensation program.

•	Review and assess the results of any stockholder advisory votes with respect to the Company’s compensation programs, plans or arrangements.

•	Retain any compensation consultants or other advisors it believes are necessary to discharge its duties, and the Compensation Committee has the sole authority to approve the terms of any engagement and any associated fees.

•	Regularly report to the Board any significant issues considered by the Compensation Committee and any action the committee has taken.

Use of Outside Advisors. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. In 2014, the Compensation Committee engaged LB&Co. to advise it about all post-bankruptcy executive and director compensation arrangements and related governance matters. LB&Co. did not provide any other services to the Company in 2014. The Company incurred fees to LB&Co. of approximately $57,494 for all services rendered to the Compensation Committee in 2014.

Prior to emergence from bankruptcy, the Compensation Committee relied upon John J. Ray, III, as the Company’s CRO, and the Compensation Committee engaged Mercer to advise it with respect to the Company’s executive compensation program and incentive compensation plan design. In 2014, Mercer also provided other benefits-related services to the Company. The Company incurred fees to Mercer of approximately $265,435 for all services rendered to the Compensation Committee.

Compensation Consultant Conflict Of Interest Assessment. As required by rules adopted by the SEC under the Dodd-Frank Act, the Compensation Committee assessed all relevant factors and determined that the work of LB&Co. did not raise any conflict of interest in 2014. In making this determination, the Compensation Committee considered all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Role of the CEO, CRO and the Chairman of the Board in Setting CEO and Other Executives’ Compensation

All decisions relating to the CEO’s compensation are made by the Compensation Committee without the CEO or other members of management present. Following the Company’s emergence from bankruptcy, the Compensation Committee was assisted in this effort by LB&Co. In 2014, the Compensation Committee was also advised by John J. Ray, III in his capacity as the CRO during the bankruptcy and thereafter in his capacity as the Chairman of the Board.

In making determinations regarding compensation for the NEOs and selected other senior executives, the Compensation Committee generally considers the recommendations of the CEO (for all executives other than himself), and the advice received from LB&Co. In 2014, in the absence of a CEO after emergence from bankruptcy, the Compensation Committee considered the recommendations of the Chairman. The Chairman recommended the compensation levels (including the compensation provisions contained in the employment agreements of those executives who have employment agreements) for the NEOs and for all others whose compensation is determined by the Compensation Committee. In making his recommendations, the Chairman evaluated the performance of each executive, considered each executive’s compensation in relation to the Company’s other officers and executives and assessed the Company’s retention risks. The Compensation Committee then reported these discussions to the Board, who approved these actions. In 2014 during bankruptcy, the Compensation Committee met twice and after emergence from bankruptcy in 2014 the Compensation Committee met ten times.

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Elements of the Company’s Compensation Program.

The principal elements of the Company’s compensation program are base salary, annual cash incentive awards and long-term incentive compensation (usually in the form of equity based awards). The Company also provide for severance arrangements either by policy or, in the case of the Company’s executive officers, by employment agreement, welfare benefits (in the form of medical, dental, disability and life insurance) and retirement benefits. The executive compensation program is designed to reward the achievement of selected corporate and business unit goals and to attract, motivate, retain and reward executives in an increasingly competitive marketplace for talent. The Compensation Committee reviews each element of compensation annually to ensure alignment with the Company’s compensation philosophy and objectives, as well as to assess the Company’s executive compensation program and levels relative to the competitive landscape.

Compensation Comparison Group

In general, the Company strives for total compensation to be competitive with a select group of companies that the Compensation Committee believes to be an appropriate reference group (the “Compensation Comparison Group”). At least annually, the Compensation Committee reviews the Compensation Comparison Group to affirm that it is comprised of companies that are similar to the Company in terms of industry focus and scope of operations, size (based on revenues), and the competitive marketplace for talent. For 2014, prior to the Company’s emergence from bankruptcy on August 5, 2014, the Company’s Compensation Comparison Group consisted of twelve, publicly-traded marine transportation or service corporations, listed below, based in the United States whose executive compensation information is publicly available.

2014 Pre-emergence Compensation Comparison Group Companies
Alexander & Baldwin, Inc.	Hornbeck Offshore Services, Inc.
Bristow Group Inc.	Kirby Corporation
General Maritime Corporation	Pride International, Inc.
Global Industries, Ltd.	Rowan Companies, Inc.
GulfMark Offshore, Inc.	SEACOR Holdings, Inc.
Helmerich & Payne, Inc.	Tidewater Inc.

On August 5, 2014, the Compensation Committee changed the Compensation Comparison Group to eighteen companies, keeping six companies, removing six companies and adding twelve new companies. The revised group of companies, listed below, focuses on the marine transportation and other corporations with similar scope of operations and revenues to the Company.

2014 Post-emergence Compensation Comparison Group Companies
Atlas Air Worldwide Holdings, Inc.	Magellan Midstream Partners, L.P.
Bristow Group Inc.	Martin Midstream Partners, L.P.
Cal Dive International, Inc.	Matson, Inc.
DHT Holdings, Inc.	Rose Rock Midstream, L.P.
Diamond S Shipping Group, Inc.	SEACOR Holdings Inc.
GulfMark Offshore, Inc.	SemGroup Corporation
Helix Energy Solutions Group, Inc.	TAL International Group, Inc.
Hornbeck Offshore Services, Inc.	Tidewater Inc.
Kirby Corporation	Western Gas Partners, L.P.

While the Compensation Committee believes that the data derived from the Compensation Comparison Group is helpful, it also recognizes that benchmarking is not necessarily definitive in every case. Furthermore, the Compensation Comparison Group is limited to those companies for which executive compensation data is publicly available, which necessarily eliminates some of the Company’s closest competitors that are privately held and/or incorporated in jurisdictions that do not require public disclosure of executive compensation. The Compensation Committee uses the information from the Compensation Comparison Group for informational and analytical purposes, and, therefore, does not target a specific percentile or make compensation decisions based solely on the market data alone. Rather, consistent with the Company’s historical practices, in 2014 the Company utilized both Company performance and individual performance as the main drivers of decisions on compensation levels in addition to market data.

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Fixed Compared with Variable Pay

The Company’s seeks to provide competitive “fixed” compensation (in the form of base salaries) and place an emphasis on pay for performance by placing a larger portion of total compensation “at risk” in the form of annual performance-based cash incentives (that will only be paid if the Company achieves specified performance goals) and long-term (equity) incentives, which vest over a multi-year period and, in certain cases, depend on achievement of specific performance goals.

In 2014, after emergence from bankruptcy, the Compensation Committee approved new equity grants for certain NEOs. These grants were comprised of time-based stock options and RSUs. The Compensation Committee has also agreed to grant performance stock unit awards to certain NEOs in 2015.

The following table sets forth the actual 2014 fixed and variable cash compensation percentages (at target) for the CEO and the average fixed and variable cash compensation percentages (also at target) for the NEOs. The annual (cash) incentive compensation percentages are based on the amount that would have been payable upon achievement of target percentages during 2014. The table below represents the division of fixed base salary and variable annual (cash) incentive pay.

Name	Base Salary	Annual (Cash) Incentive Compensation
CEO	40%	60%
Other NEOs	44%	56%

Base Salary

The Company pays base salaries to attract talented executives and provide a secure fixed level of compensation. The Compensation Committee typically reviews executive base salaries annually in the context of total compensation and compares the Company’s executive salaries to the salaries of senior management among the Compensation Comparison Group companies that are most comparable to the Company, bearing in mind that total compensation is the principal comparative measure of the competitiveness of the Company’s program. Based on its own experience and such comparison, the Compensation Committee determines whether the salaries of the NEOs are at levels sufficient to attract, motivate and retain, in concert with other elements of compensation, the executives essential to leading us and driving stockholder value.

Annual increases in base salary are not assured, and adjustments take into account individual performance, prior experience, position duties and responsibilities, internal equity and external market practices. The Compensation Committee largely relies on the CEO’s evaluation of each NEO’s performance (other than his own) in deciding whether to approve merit increases for any NEOs in a given year. In those instances where the duties and responsibilities of an NEO change, the CEO will recommend any changes believed to be warranted, and the Committee will consider all the factors enumerated above in determining whether to approve any such increases. In the case of the CEO’s base salary, the Compensation Committee considers the Board’s assessment of the CEO’s performance; whether any strategic actions have materially changed the nature or size of the Company; and external market conditions in deciding whether to recommend an increase in base salary for the CEO.

The base salaries of the NEOs for 2014, 2013, and 2012 are set forth in the Summary Compensation Table.

Annual Cash Incentive Awards

The Company’s annual cash incentive program is intended to focus the NEOs on the Company’s critical, short-term business goals, such as increased earnings from shipping operations, enhanced risk management, competitive sources of financing and improved performance in the areas of safety, quality and environmental compliance. Pursuant to the Management Incentive Compensation Plan, NEOs may receive annual cash incentives based upon the achievement of the specified annual performance goals, which are established by the Compensation Committee during the first quarter of the performance year.

The annual incentive compensation target award levels are expressed as percentages of base salaries. For Messrs. Johnston and Blackley and Ms. Zabrocky, the potential actual incentive award range was 0 to 187.5% of base salary with a threshold of 97.5%, a Target Bonus of 150% of base salary and a maximum of 187.5%. For Mr. Flinter, the potential incentive award range was from 0 to 156.3% of base salary, with a threshold of 81.3%, a Target Bonus of 125% of base salary and a maximum of 156.3%. For Mr. Edelson, the incentive award range was from 0 to 218.8% of base salary, with a threshold of 113.8%, a Target Bonus of 175% of base salary and a maximum of 218.8%. For Mr. Carpenter, the incentive award range was 0 to 50% of base salary with a threshold of 26%, a Target Bonus of 40% and a maximum of 50%. For Mr. Oshodi, the incentive award range was 0 to 69% of base salary with a threshold of 36%, a Target Bonus of 55% and a maximum of 69%. Annual incentives were based on ESO achievement relative to goal. ESO is an objective measure of performance. The ESO measure is the same measure that was used in the Cash Incentive Compensation Plan for 2013, although the goals were different for each year.

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The Compensation Committee approved several corporate, business unit and individual performance goals for determining the actual incentive awards for 2014: (i) Company ESO; (ii) specific operational performance metrics and ESO of each executive’s business unit (if any); and (iii) the NEO’s achievement of individual goals. Each individual’s goals were carefully chosen to ensure integration and alignment with the Company’s long-term objectives. The Compensation Committee believes the performance measures selected are the most appropriate measures to determine actual incentive compensation, as they reflect the Company’s financial performance, the comparative performance of specified commercial and technical operations, and individual performance.

The weighting of each of the above performance measures were different for each of the Company’s executives, depending on his or her role within the Company. Annual incentives for members of the corporate staff, including the CEO, CFO, and Messrs. Carpenter, Oshodi and Edelson were based on corporate ESO (weighted at 50%) and individual performance (also weighted at 50%). For members of a business unit, including Ms. Zabrocky and Mr. Flinter, business unit performance was weighted at 50% (divided equally between business unit ESO and specific operational business unit performance goals) and Company ESO and individual performance measures, each weighted at 25% to reflect the philosophy that business unit members have the most direct effect on the unit’s financial and operational performance.

For 2014, the Company and business unit ESO goals have ratings assigned on a scale of 0% to 130%, with 100% representing the rating assigned for meeting each of (i) targeted ESO performance for the Company measure and (ii) targeted ESO performance for the business unit. The rating scale corresponds to a performance factor scale that ranges from 0% to 130% with 10% increments. A Company or business unit rating measure of 100% corresponds to a performance factor of 100%. If a rating for a measure is below 70%, the performance factor for that measure is zero, resulting in no bonuses being payable under that measure. The individual performance goals and the business unit operational metrics each have a performance factor assigned on a scale of 0% to 120%, with 100% as the performance factor assigned for meeting the specified individual and operational goals for such measure. If a rating for an individual measure is below 60%, the performance factor for that measure is zero, resulting in no bonuses being payable under that measure. The amount of each NEO’s actual annual cash incentive award is determined as follows:

Base Salary times (A plus B plus C) where:

A	equals the Company performance factor corresponding to the rating measure achieved times the weighting assigned to such measure,

B	equals the business unit performance factor corresponding to the rating measure (if any) achieved times the weighting assigned to such measure, and

C	equals the individual performance factor measure achieved times the weighting assigned to such measure.

The table below sets forth for the Company and business unit performance goals and the corresponding percentage of base salary that would be earned by the NEOs at each level of achievement.

Performance Percentage of Base Salary	Target ESO for the Company, International Flag Strategic Business Unit (“SBU”) or U.S. Flag Strategic Business Unit
(Performance Factor)	Company	International Flag SBU	U.S. Flag SBU
		($ in thousands)
0%	-	-	-
70%	$114,933	$29,025	$85,907
80%	$126,289	$37,701	$88,588
90%	$137,646	$46,378	$91,268
100%	$149,003	$55,054	$93,949
110%	$183,034	$83,724	$99,310
120%	$217,065	$112,394	$104,671
130%	$251,096	$141,064	$110,032

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In 2014, ESO for the Company was a gain of $208,133, ESO for the International Flag SBU was a gain of $92,431, and ESO for the U.S. Flag SBU was a gain of $122,161. Achievement levels in 2014 for the Company, the International Flag SBU, and the U.S. Flag SBU were 110%, 110%, and 130%, respectively.

For 2014, the International Flag business unit performance measures were business unit ESO and certain commercial and operational measures, which are weighted equally as the Compensation Committee deems both equally important.  The commercial metrics were divided into two categories, Crude and Product goals.  The Crude goals were (i) Aframax International pool (“AI”) spot time charter equivalent (“TCE”) rates compared with spot TCE rates of competitors; (ii) laden to ballast ratio–AI; (iii) earnings days–AI; and (iv) bunkering negotiations and market timing.  The Product goals were (i) Clean Products International Flag TCE compared with the Poten Index; (ii) optimize MR Product Carrier TCE rates; (iii) laden to ballast ratio; (iv) earning days; (v) reduction of idle time; and (vi) bunkering negotiations and market timing. The operational measures were (i) time not earning – technical; (ii) total recordable case frequency (“TRCF”); (iii) vetting observations; and (iv) V. Ships Key Performance Indicators.  For 2014, the Crude commercial performance score was 110%, the Product commercial performance score was 100% and the operational performance score was 111%, for a blended overall score of 108%.

The operational performance measures for the U.S. Flag SBU for 2014 were divided into two categories: Tanker goals and articulated tug barge goals. The goals under each of these performance measures were related to (i) time not earning –technical; (ii) TRCF; (iii) vetting observations; and (iv) officer retention. U.S. Flag SBU performance score for 2014 was 104%.

Each NEO has different individual performance goals, which were established by the Compensation Committee with assistance from Mr. John J. Ray, III in his capacity as CRO and then Chairman of the Board. Mr. Ray assessed each NEO’s level of achievement, with the exception of Mr. Oshodi whose individual performance achievement was assessed by Mr. Blackley in his role as CFO and Mr. Carpenter whose individual portion of his annual cash compensation award was guaranteed for 2014 in his employment letter.

The principal individual performance goals for 2014 for Mr. Johnston were to (i) right size the Company staffing and other general and administrative expenses for the Company’s reduced fleet size; (ii) stabilize the Company’s commercial relationships with joint venture partners, pool partners, and customers; (iii) maintain the vetting performance and the tanker management and self-assessment quality of the fleet and offices; (iv) lead the development of the new CFO, the Head of the U.S. Flag SBU, and the International Flag SBU leadership team; and (v) work with and support the CRO to emerge from bankruptcy successfully. Upon Mr. Johnston’s retirement the above goals were deemed satisfied as part of his agreement.

The principal individual performance goals for 2014 for Mr. Blackley were to (i) reorganize the information technology department to serve the domestic and international business units effectively, and ensure the information technology office move and co-location was completed successfully; (ii) in conjunction with other NEOs, manage the outsourcing of technical management, commercial management and supporting roles; (iii) assist with the development of an emergence plan from bankruptcy; (iv) ensure financial reporting to the Unsecured Creditors Committee (“UCC”), and the issuance of timely and accurate financial statements of the Company; (v) in conjunction with external auditors, ensure controls and processes are in place to disclose required information and complete future audits with no material weaknesses; (vi) manage the renewal of all marine insurance to ensure effective coverage at competitive pricing; (vii) in conjunction with the other NEOs, manage the closure of all overseas offices in relation to international businesses and the lay-off of staff in those offices; and (viii) ensure the Company achieves 85% of Non-Executive Incentive Plan (“NEIP”) 1 milestones and 85% of NEIP II goals.

Ms. Zabrocky’s principal individual goals were to (i) keep international business operating effectively and efficiently, ensure conventional fleet was not negatively impacted by the outsourcing of technical management; (ii) effect outsourcing of conventional tankers; (iii) outline structure for international business to operate as an independent unit and develop a comprehensive plan; (iv) select new commercial managers that would maximize TCE for the Company; (v) transfer technical operations of the LNG joint venture’s ships to Nakilat and the FSO Africa to Euronav; (vi) separate full service lightering from ship to ship lightering and achieve profitability; and (vii) prepare to close international offices.

Mr. Flinter’s principal individual goals were to (i) assist in the creation of a quality of earnings report for the U.S. business; (ii) advise on exit financing and on syndication presentation derived from long-term business model, and participate in one-on-one meetings for loan syndication and lender conference; (iii) participate in the rating agency process; and (iv) oversee completion of numerous transition activities including accounting functions from Newcastle to Tampa, new vessel management system for U.S. Flag operations, transfer of knowledge from former CEO and succession plan for U.S. Flag senior management team.

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Mr. Oshodi’s principal individual goals were to: (i) manage monthly reporting to bankruptcy courts, UCC and secured lenders; (ii) manage Form 10-K and Form 10-Q reporting and accounting policies; (iii) work with Newcastle, United Kingdom office’s Director of Financial Services Center (“FSC”) and Head of FSC vessel accounting team to develop a plan for transitioning financial accounting; (iv) develop financial reporting procedures for international business; (v) develop separate financial statements for the international business; and (vi) assist in developing any registration statements.

The principal goals for Mr. Edelson were to (i) assist in outlining the legal structure for International Flag SBU and U.S. Flag SBU upon emergence from bankruptcy; (ii) coordinate dissolution of dormant or unneeded subsidiary or affiliated companies; (iii) lead creation of list of functions that are performed by the Legal Department that would serve as a checklist for matters to be assigned to the International Flag SBU and the U.S. Flag SBU; (iv) manage pending litigation against the Company and advise on strategy to achieve best outcomes for the Company; (v) coordinate and supervise population of contract database; and (vi) provide legal advice on outsourcing to ensure a successful transfer of technical and commercial management of the International Flag fleet.

Equity-Based Compensation

The Company’s equity-based compensation program is intended to align the interests of the Company’s executives with those of its shareholders, and to focus executives on the achievement of long-term performance objectives that are aligned with the Company’s business strategy, thereby establishing a direct relationship between compensation and operating performance. Until the bankruptcy, the Company granted equity compensation under the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Stock Incentive Plan”), through grants of restricted stock, stock options and performance unit awards which effectively balanced the Company’s objective of focusing the NEOs on delivering long-term value to shareholders and retaining those executives critical to its success. Following the bankruptcy filing, and throughout the ensuing proceedings, the Compensation Committee determined that for 2012 and 2013 no equity compensation should be awarded to any employee.

The Company’s 2004 Stock Incentive Plan was terminated in June 2014 and all outstanding unvested equity awards were cancelled. The Management Incentive Compensation Plan (the “Plan”) became effective in September 2014 and provides for grants of nonqualified stock options, incentive stock options, stock appreciation rights, performance units, performance shares and other performance awards, restricted stock units and restricted stock, and other awards valued in whole or in part by reference to, or otherwise based on, the Company’s stock. The purpose of the Plan is to provide incentives that will attract, motivate, retain and reward highly competent officers, executives, managers and employees by providing them with appropriate incentives and rewards either through a proprietary interest in the Company’s long-term success or compensation based on their performance in fulfilling their personal responsibilities.

Benefits

In general, the Company provides benefits to its employees that it believes are important to maintain a competitive total compensation program. Benefits are designed to provide a reasonable level of retirement income and to provide a safety net of protection against the financial concerns and catastrophes that can result from illness, disability or death. The benefits offered to the Company’s employees, including all the NEOs, are generally at least equal to the benefits offered by peer companies in the Compensation Comparison Group.

The Company provides a tax-qualified defined contribution employee benefit plan to employees, the Savings Plan for Employees of OSG Ship Management, Inc. (the “Savings Plan”). Under the Savings Plan, eligible employees may contribute, on a pre-tax basis, an amount up to the limit imposed by the Code. Under the Savings Plan, the Company will match 100% of the first 6% of a participant’s pre-tax contribution (subject to the Code limit). The maximum matching contribution for 2014 was $15,600. In addition, under the Savings Plan, the Company contributes to the plan account of each eligible employee an amount equal to 4% of the employee’s cash compensation up to the limits imposed by the Code.

The Company also sponsored a Supplemental Plan. Upon the Chapter 11 filing, account balances under the Supplemental Plan, including accruals and earnings thereon, were frozen, and the Company discontinued future contributions to the Supplemental Plan. In October 2014, the Company decided to pay interest on balances from the time of bankruptcy filing until the termination of the participant’s employment at the annual rate of 2.98%.

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Stock Ownership Guidelines

In March 2015, the Company adopted stock ownership guidelines for senior executives who are granted equity awards under the Management Incentive Compensation Plan. Each NEO is expected to own shares of Common Stock equal to a specified multiple of his or her salary within five years of first becoming eligible to receive grants under that Plan. For purposes of satisfying the guidelines, shares of common stock include shares of common stock units awarded, in-the-money stock options and shares of stock owned by the NEO, his or her spouse and minor children. For the President and CEO, the multiple is five times base salary, for the co-Presidents the multiple is three times, for the Senior Vice Presidents the multiple is two times and for the Vice Presidents, the multiple is one time.

Stock ownership guidelines for directors (discussed below in the section on Directors’ Compensation) were also adopted in March 2015.

Incentive Compensation Recoupment Policy for Executive Officers

The Company’s Incentive Compensation Recoupment Policy (the “Policy”) generally provides that if an executive officer, including any NEO, receives incentive compensation based on the achievement of a performance metric and the Board commences action to restate the calculation of such performance metric within five fiscal years due to a material misstatement or inaccuracy, the Company may require such executive officer to repay all or a portion of the amounts of such incentive compensation that the Board in good faith determines would not have been payable if not for the material misstatement or inaccuracy. The five-year look back limitation does not apply where the Board determines that the executive officer’s fraud, misconduct, negligence or other knowing actual involvement was a contributing factor to the need for the restatement. The Compensation Committee is monitoring the issuance of regulations under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“the Dodd-Frank Act”) relating to incentive compensation recoupment and will amend the Policy to the extent necessary to comply with the Dodd-Frank Act.

Hedging and Insider Trading

Our Insider Trading Policy prohibits the Company’s directors and employees from hedging their ownership of the Company’s securities, including investing in options, puts, calls, short sales, futures contracts or other derivative instruments relating to the Company’s securities, regardless of whether such directors and employees have material nonpublic information about the Company. In addition, the Insider Trading Policy prohibits the Company’s directors and employees from purchasing or selling the Company’s securities while in possession of material nonpublic information or otherwise using such information for their personal benefit. Directors and employees are permitted to enter into trading plans that are intended to comply with the requirements of Rule 10b5-1 under the 1934 Act so that they can prudently diversify their asset portfolios and exercise their stock options before their scheduled expiration dates.

Employment Agreements

The Company is a party to employment agreements with each of its NEOs, except Mr. Edelson who received a Letter Agreement. Full details on these agreements can be found under the heading “—Agreements with the Named Executive Officers.”

Risk Mitigation

The Compensation Committee believes that a significant portion of the NEOs’ total compensation should be variable and “at risk,” based upon company, division and individual performance. Performance measures are financial and operational at all three levels. To accomplish this, the Compensation Committee uses a balanced weighting of performance measures and metrics in the Company’s incentive compensation programs to promote the achievement of its annual operating plan and long-term business strategy, build long-term shareholder value and discourage excessive risk taking by eliminating any inducement to over-emphasize one goal to the detriment of others.

To further ensure the Company mitigates excessive risk taking:

•	The Company maintains policies prohibiting insider trading and hedging by directors and executives;

•	The Company has adopted the Incentive Compensation Recoupment Policy for Executive Officers; and

•	The Committee has adopted new stock ownership guidelines for executives and directors in March 2015.

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Each of these policies is discussed in greater detail above.

Consideration of Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limits the deductibility of compensation in excess of $1 million per year paid to the CEO and the three other most highly paid executive officers (other than the CFO). However, Section 162(m) provides an exemption for performance-based compensation. To be performance-based, the compensation must be (i) paid pursuant to a plan approved by stockholders at least once every five years, (ii) based on performance relative to an objective performance measure(s) that was identified in the plan as a possible performance measure, (iii) predicated on performance goal(s) established no later than the end of the first quarter of the performance period, and, in no case, later than 90 days into the performance period and (iv) administered by a committee of independent Directors (as that term is defined within the Section). The Management Plan has been structured such that compensation paid pursuant to the Plan may qualify for the performance-based exemption and is being submitted to the Company’s stockholders for approval so that awards granted under the Plan may qualify for the performance-based exemption. The Committee intends to capture the tax deduction whenever possible, but believes that stockholder interests are best served if the Compensation Committee’s discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses. Such action may be necessary in order for us to meet competitive market pressures and to ensure that the Company is able to attract and retain top talent to lead the organization successfully.

Report of the Compensation Committee

The Compensation Committee, comprised entirely of independent directors (as defined in securities law, the NYSE listing standards and Section 162(m)), has reviewed the CD&A included in this Proxy Statement and discussed that CD&A with management. Based on its review and discussion with management, the Compensation Committee approved the CD&A and recommended to the Board of Directors that the CD&A be included in this Proxy Statement.

Compensation Committee:
Timothy J. Bernlohr, Chairman
Alexander D. Greene
Samuel H. Norton
Nikolaus D. Semaca

In accordance with the rules of the SEC, the report of the Compensation Committee does not constitute “soliciting material” and is not incorporated by reference in any filings with the SEC made pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or the 1934 Act.

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Summary Compensation Table

The following Summary Compensation Table includes individual compensation information for services in all capacities for the Company and its subsidiaries by the NEOs.

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings		All Other Compensation (5)	Total
Ian T. Blackley	2014	$493,269	$0	$200,000	$200,000	$819,375		$0	$146,086	$1,858,730
President and Chief	2013	$455,615	$0	$0	$0	$819,375		$0	$271,706	$1,546,696
Executive Officer	2012	$403,000	$0	$339,602	$167,352	$0		$0	$128,207	$1,038,161

Lois K. Zabrocky	2014	$545,192	$0	$200,000	$200,000	$882,000	$		$44,230	$1,871,422
Co- President and Head of International	2013	$511,538	$0	$0	$0	$905,625		$0	$39,701	$1,456,864
Flag SBU	2012	$475,000	$0	$339,602	$167,352	$0		$0	$49,412	$1,031,366

Henry P. Flinter	2014	$361,346	$63,180	$200,000	$200,000	$522,156		$0	$40,672	$1,387,354
Co-President and	2013	$277,302	$21,060	$0	$0	$397,826		$0	$184,763	$880,951
Head of U.S. Flag SBU	2012	$184,990	$0	$76,500	$0	$46,247		$0	$40,672	$348,409

Adewale O. Oshodi	2014	$196,127	$159,130	$50,000	$50,000	$133,403		$0	$33,310	$621,970
Vice President	2013	$152,799	$6,210	$0	$0	$96,646		$0	$22,462	$278,117
and Controller	2012	$146,044	$0	$0	$0	$20,116		$0	$23,530	$189,690

Geoffrey L. Carpenter	2014	$100,981	$0	$66,667	$66,667	$41,300		$0	$78,849	$354,464
Vice President and
Treasurer (6)

Robert E. Johnston	2014	$456,615	$0	$0	$0	$1,012,500		$0	$7,334,379	$8,803,494
Former President and Chief Executive Officer	2013	$648,072	$0	$0	$0	$1,113,750		$0	$37,461	$1,799,283
	2012	$575,000	$1,500,000	$363,856	$179,305	$0		$0	$51,151	$2,669,312

James I. Edelson	2014	$391,500	$0	$0	$0	$692,738		$0	$825,409	$1,909,647
Former Senior Vice	2013	$377,000	$0	$0	$0	$541,938		$0	$39,701	$958,639
President, General Counsel and Secretary	2012	$377,000	$0	$81,603	$191,013	$0		$0	$39,976	$689,592

(1)	The salary amounts reflect the actual salary received during the year. During 2014, the salaries for Messrs. Flinter and Oshodi were increased. The current annual salary for Mr. Flinter is $385,000 and for Mr. Oshodi is $220,000. All employees were paid for 27 pay periods in 2014 instead of 26 pay periods.

(2)	For 2012, the Company paid Mr. Johnston a retention bonus of $1,500,000 pursuant to Retention Bonus Agreements dated as of June 15, 2012. During bankruptcy the Company put in place a NEIP. Mr. Flinter participated in this plan prior to becoming an NEO in 2013. As a result of his participation in the NEIP he received payments in 2013 and 2014. Mr. Oshodi also participated in the NEIP during 2013 and 2014 prior to becoming an NEO in July 2014. Mr. Oshodi received payments for this plan during 2013 and 2014. No other NEO participated in this plan.

(3)	These amounts represent the aggregate grant date fair value of equity awards granted in the specified fiscal year as calculated pursuant to FASB ASC Topic 718. The equity awards granted for 2011 performance were made on February 23, 2012 and, in accordance with SEC disclosure rules, are included in this table for 2012. No equity awards were granted for 2012 or 2013. The equity awards granted in 2014 were made for 2014 performance.

(4)	The amounts in this column for 2014 and 2013 reflect the amounts paid in 2015 and 2014 under the Company’s Cash Incentive Compensation Plan for 2014 and 2013, respectively.

(5)	See the “All Other Compensation Table” below for additional information.

(6)	Mr. Carpenter joined the Company on September 2, 2014.

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All Other Compensation Table

The following table describes each component of the All Other Compensation column for 2014 in the Summary Compensation Table.

Name	Savings Plan Matching Contribution (1)	Qualified Defined Contribution Plan (2)	Nonqualified Defined Contribution Plan (3)	Life Insurance Premiums (4)	Other (5)	Total
Ian T. Blackley	$15,600	$10,400	$0	$1,134	$118,952	$146,086
Lois K. Zabrocky	$15,600	$10,400	$0	$1,134	$17,096	$44,230
Henry P. Flinter	$15,600	$10,400	$0	$1,134	$13,538	$40,672
Adewale O. Oshodi	$15,600	$10,400	$0	$871	$6,439	$33,310
Geoffrey L. Carpenter	$0	$2,269	$0	$378	$76,202	$78,849
Robert E. Johnston	$15,600	$10,400	$0	$2,861	$7,305,518	$7,334,379
James I. Edelson	$15,600	$10,400	$0	$1,134	$798,275	$825,409

(1)	Constitutes the Company’s matching contributions under the Savings Plan, which is described in the “Compensation Discussion and Analysis” section of this Proxy Statement.

(2)	Constitutes the Company’s four percent contributions under the Savings Plan, which is described in the “Compensation Discussion and Analysis” section of this Proxy Statement.

(3)	The Supplemental Plan was frozen upon the Company’s bankruptcy in November 2012. Interest on the balances accrued from the petition date of November 12, 2012 through December 31, 2014 are included as earnings, and no contributions were made in 2014.

(4)	Life insurance premiums represent the cost of term life insurance paid on behalf of the NEO.

(5)	Other includes (i) $94,760 paid to reimburse Mr. Blackley, a United States citizen, for the amount of income taxes he is required to pay to the United Kingdom tax authorities, a payment known as tax equalization and (ii) fees of $14,000 paid in 2014 to an accounting firm the Company selected to prepare Mr. Blackley’s income tax returns and calculate the tax equalization amount. In addition, other includes (i) $75,000 in connection with relocation expenses for Mr. Carpenter; (ii) severance payments to Mr. Johnston of $675,000, whose employment terminated on August 11, 2014, and payment of $6,399,259 in full satisfaction of his entitlement under the Company’s Supplemental Executive Savings Plan per his agreement with us on March 22, 2013. In addition he will receive a monthly consulting fee of $56,250 during the consulting period ending on December 31, 2015 of which $225,000 was paid in 2014; and (iii) a settlement payment to Mr. Edelson from the Company in the amount of $782,037 to settle his claims arising from his pre-Bankruptcy employment arrangements. Other also includes the following amounts for each NEO under plans and arrangements generally maintained by us for all employees (other than “umbrella” liability insurance coverage): (a) medical and dental coverage premiums of $2,440 for Mr. Johnston, $5,461 for Mr. Blackley, $12,075 for each of Ms. Zabrocky and Mr. Edelson, $10,305 for Mr. Flinter, $4,541 for Mr. Oshodi and $570 for Mr. Carpenter; (b) long-term and short term disability plan premiums of $2,627 for Mr. Johnston, $2,819 for Mr. Blackley, $3,109 for Ms. Zabrocky, $2,041 for Mr. Flinter, $1,177 for Mr. Oshodi, $592 for Mr. Carpenter and $2,250 for Mr. Edelson; (c) $720 paid under the Company’s Transportation Program, a tax-free, commuter subsidy program for employees located in New York (Messrs. Johnston and Flinter are not eligible for this program), except Mr. Carpenter who received $240; and (d) a premium for excess liability insurance coverage for each NEO of $1,192 except Messrs. Oshodi and Carpenter whose premium is $0.

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Grants of Plan-Based Awards

The following table lists the grants made in fiscal 2014 to the NEOs under the Company’s Cash Incentive Compensation Plan and the Company’s Management Incentive Compensation Plan, the Company’s only incentive award plans in 2014. The former CEO retired from the Company in August 2014 and was paid his target cash incentive award at that time.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards:	All Other Option Awards:		Grant
Name	Grant Date (1)	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Stock Units (#)	Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Date Fair Value of Stock and Option Awards (3)

Ian T. Blackley	3/3/2014	$463,125	$712,500	$890,625	-	-	-	-	-	-	-
	9/29/2014	-	-	-	-	-	-	54,795	-	-	$200,000
	9/29/2014	-	-	-	-	-	-	-	126,582	$3.65	$200,000

Lois K. Zabrocky	3/3/2014	$511,875	$787,500	$984,375	-	-	-	-	-	-	-
	9/29/2014	-	-	-	-	-	-	54,795	-	-	$200,000
	9/29/2014	-	-	-	-	-	-	-	126,582	$3.65	$200,000

Henry P. Flinter	3/3/2014	$312,813	$481,250	$601,563	-	-	-	-	-	-	-
	9/29/2014	-	-	-	-	-	-	54,795	-	-	$200,000
	9/29/2014	-	-	-	-	-	-	-	126,582	$3.65	$200,000

Adewale O. Oshodi	3/3/2014	$78,650	$121,000	$151,250	-	-	-	-	-	-	-
	9/29/2014	-	-	-	-	-	-	13,699	-	-	$50,000
	9/29/2014	-	-	-	-	-	-	-	31,646	$3.65	$50,000

Geoffrey L. Carpenter	9/2/2014	$76,700	$118,000	$147,500	-	-	-	-	-	-	-
(2)	9/29/2014	-	-	-	-	-	-	18,265	-	-	$66,667
	9/29/2014	-	-	-	-	-	-	-	42,194	$3.65	$66,667

Robert E. Johnston	3/3/2014	$658,125	$1,012,500	$1,281,875	-	-	-	-	-	-	-

James I. Edelson	3/3/2014	$428,838	$659,750	$824,688	-	-	-	-	-	-	-

(1)	Grant date is the date on which the Compensation Committee approved the goals under the Company’s Cash Incentive Compensation Plan for 2014. The grant date for Mr. Carpenter is set at his hire date with the Company.

(2)	These payout awards assume Mr. Carpenter was employed by the Company for all of 2014. Mr. Carpenter started his employment on September 2, 2014 and his actual estimated payout awards are a pro-rated portion of these amounts.

(3)	For information with respect to grant date fair values see Note 14, “Capital stock and Stock Compensation,” to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

Agreements with the Named Executive Officers

The Company is a party to employment agreements with each of the NEOs, other than Messrs. Johnston and Edelson.

The employment agreements provide for annual base salaries of $675,000 for Mr. Blackley; $525,000 for Ms. Zabrocky; $385,000 for Mr. Flinter; $295,000 for Mr. Carpenter; and $220,000 for Mr. Oshodi. The employment agreements also provide that for each year of employment during their terms, the executives will be eligible for annual bonuses, which are based on performance relative to objective Company and individual performance criteria established by the Compensation Committee. The individual Target Bonus opportunities are 150% of base salary for Mr. Blackley and Ms. Zabrocky; 125% of base salary for Mr. Flinter; 40% of base salary for Mr. Carpenter; and 55% of base salary for Mr. Oshodi. Actual annual bonuses may range from zero up to a maximum of 125% of the Target Bonus.

Under the terms of their agreements, the NEOs are variously entitled to special payments and/or bonuses. Mr. Blackley is entitled to a one-time payment of $475,000, as previously noted, under the Company’s Retention Bonus Plan. All of the employment agreements provide for vacation in accordance with the Company’s policy, as well as to participate in medical, dental and life insurance, retirement and other benefit plans as may be in effect from time to time.

Pursuant to the employment agreements, the NEOs are eligible to receive equity grants periodically, subject to the Board’s approval. The form(s) of equity granted and the specific vesting terms are to be established by the Compensation Committee at the time of each grant, and all grants are to be governed by the terms and conditions set forth in the specific grant agreements and the Company’s equity incentive plan.

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The agreement of Mr. Blackley provides for an initial equity grant with a grant date value of $2,500,000. The form of Mr. Blackley’s grant is as follows: one-third in stock options, one-third in time-based restricted stock units and one-third in performance-based restricted stock units. The time-based equity will vest ratably on each of the first three anniversaries of the date of grant. The performance-based equity will vest subject to the achievement of the approved performance criteria to be established by the Compensation Committee following the grant date of such award.

The NEO employment agreements provide for severance in the event of termination without cause or resignation with good reason as follows.

All NEOs are entitled to the accrued payments under their employment agreements, which include:  (i) any earned, unpaid base salary through the date of termination, (ii) any earned, unpaid annual bonus applicable to the performance year prior to the termination, (iii) payment for any accrued, but unused vacation through the date of termination and (iv) reimbursement of any business expenses not reimbursed as of the date of termination.

Additionally, the NEO employment agreements provide for the following:

Mr. Blackley —  (i) salary continuation for a period of 24 months, in accordance with the Company’s standard payroll practices, (ii) a lump sum payment in the amount equal to his Target Bonus in effect for the year of termination plus a payment equal to a pro rata Target Bonus for the year of termination and (iii) accelerated vesting of all unvested equity.

Ms. Zabrocky and Mr. Flinter —  (i) salary continuation for a period of 24 months, in accordance with the Company’s standard payroll practices and (ii) a lump sum payment in the amount equal to his or her Target Bonus in effect for the year of termination.

Messrs. Carpenter and Oshodi —  (i) salary continuation for a period of 18 months, in accordance with the Company’s standard payroll practices and (ii) a lump sum payment in the amount equal to his pro rata Target Bonus in effect for the year of termination, the pro rata portion calculated to be a fraction the numerator of which is the number of months worked from the effective date of the contract and the denominator of which is 36.

If an executive’s employment is terminated by us for cause or by the executive without Good Reason, the Company’s obligations will be limited to the Accrued Payments, which are essentially payments due through the date of termination.

If an executive’s employment is terminated by reason of Death or Disability, the Company will pay the executive or the executive’s estate, the Accrued Payments. Additionally, Mr. Blackley would receive accelerated vesting of his unvested equity awards.

In addition, on February 3, 2015, the Company entered into a letter agreement with Mr. Edelson, which provides that if his employment is terminated by us for any reason other than for cause or as a result of his death or disability, in each case as defined in such letter agreement, Mr. Edelson will be entitled to a pro-rata bonus for the year of termination. Mr. Edelson’s right to receive that pro-rata bonus is subject to his execution, following the termination of his employment, of a letter releasing us from certain claims.

The Company also executed a settlement, release and indemnity agreement with Mr. Edelson on February 3, 2015. Such agreement was approved by the Bankruptcy Court on February 23, 2015. The agreement provides for the resolution of disputed claims filed by Mr. Edelson in connection with the Company’s bankruptcy filing, including its payment of $782,037 to Mr. Edelson and for the mutual release and indemnification of the Company and Mr. Edelson.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of December 31, 2014 concerning the holdings of stock options and stock awards by the NEOs. This table includes unexercised and unvested option and stock awards. Awards of options and restricted stock units vest in three equal annual installments commencing one year after the date of grant. The market value of the stock awards is based on the deemed fair market value of the Company’s Class A Common Stock as of December 31, 2014, which was $3.65 per share. For additional information regarding these awards, see “Compensation Discussion and Analysis.”

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Ian T. Blackley	-	126,582	(1)	-	$3.65	9/29/24	54,795	(2)	$200,000	-	-

Lois K. Zabrocky	-	126,582	(1)	-	$3.65	9/29/24	54,795	(2)	$200,000	-	-

Henry P. Flinter	-	126,582	(1)	-	$3.65	9/29/24	54,795	(2)	$200,000	-	-

Adewale O. Oshodi	-	31,646	(1)	-	$3.65	9/29/24	13,699	(3)	$50,000	-	-

Geoffrey L. Carpenter	-	42,194	(1)	-	$3.65	9/29/24	18,265	(4)	$66,667	-	-

(1)	The option to purchase these shares of common stock was granted pursuant to the 2014 Overseas Shipholding Group, Inc. Management Incentive Compensation Plan and will become exercisable as to one third of such shares on each of the first, second and third anniversaries of the grant date of September 29, 2014.

(2)	Of these shares of restricted stock, 18,265 shares will vest on each of September 29, 2015, September 29, 2016 and September 29, 2017.

(3)	Of these shares of restricted stock, 4,566 shares will vest on each of September 29, 2015, and September 29, 2016 and 4,567 shares will vest on September 29, 2017.

(4)	Of these shares of restricted stock, 6,088 shares will vest each of on September 29, 2015, and September 29, 2016 and 6,089 shares will vest on September 29, 2017.

Option Exercises and Stock Vested

The following table provides information on the vesting of restricted stock held by the NEOs in 2014. There were no stock options exercised by the NEOs in 2014. On June 5, 2014 unvested restricted stock awards, stock options and performance awards were cancelled.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting
Ian T. Blackley	-	-	5,713	$30,565
Lois K. Zabrocky	-	-	5,802	$31,041
Henry P. Flinter	-	-	3,060	$16,371
Adewale O. Oshodi	-	-	472	$2,525
Geoffrey L. Carpenter	-	-	0	$0
Robert E. Johnston	-	-	6,135	$32,822
James I. Edelson	-	-	3,696	$19,774

(1)	The NEOs acquired these shares of common stock on February 25, 2014 at a market price of $5.35 as a result of the lapse of vesting restrictions on these shares.

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Nonqualified Deferred Compensation

The following table provides information with respect to the deferral of compensation on a non-tax qualified basis to the Supplemental Plan for each NEO in fiscal 2014. In connection with the Company’s Chapter 11 filing, the Company ceased to provide additional benefits under the Supplemental Plan and account balances under such plan were frozen as of November 14, 2012. The Supplemental Plan was amended in October 2014 to provide for interest at an annual rate of 2.98% from the petition date of November 14, 2012 through the termination date of the participant. The plan remains frozen to new participants.

Name	Executive Contributions in 2014	Company Contributions in 2014	Aggregate Earnings / Losses in 2014(1)	Aggregate Withdrawals/ Distributions in 2014	Aggregate Balance at December 31, 2014(2)
Ian T. Blackley	$-	$-	$13,468	$-	$225,780
Lois K. Zabrocky	$-	$-	$10,511	$-	$176,199
Henry P. Flinter	$-	$-	$3,521	$-	$59,021
Adewale O. Oshodi	$-	$-	$-	$-	$0
Geoffrey L. Carpenter	$-	$-	$-	$-	$0
Robert E. Johnston	$-	$-	$-	$6,399,259	$0
James I. Edelson	$-	$-	$11,326	$-	$189,863

(1)	The aggregate earnings constitute accrued interest from the petition date of November 12, 2012 through December 31, 2014. There were no executive or Company contributions in 2014.

(2)	Constitutes the aggregate balance under the Supplemental Plan for each NEO at the fiscal year end.

Tax Equalization Agreement and Housing Allowance Arrangement with Mr. Blackley

In connection with Mr. Blackley’s appointment as Managing Director and Chief Operating Officer of OSG Ship Management (UK) Ltd., one the Company’s subsidiaries, effective September 1, 2005, and his relocation from New York to Newcastle, United Kingdom, the Company agreed to reimburse Mr. Blackley, a United States citizen, for the amount of income taxes he is required to pay to the United Kingdom Inland Revenue Service (such payments are known as tax equalization payments). In 2014, the Company paid $94,760 on behalf of Mr. Blackley in tax equalization payments. Mr. Blackley is responsible for paying his United States income taxes. Mr. Blackley returned to New York in April 2013.

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Potential Payments Upon Termination

The following table discloses the amounts that would have been payable to each NEO (other than Mr. Johnston who was not employed by the Company on December 31, 2014) upon termination of their employment, assuming for this purpose that such termination occurred on December 31, 2014. At December 31, 2014, no NEO was eligible for normal retirement at age 65. The table excludes amounts payable pursuant to the Supplemental Plan and pursuant to plans that do not discriminate in favor of executive officers and that are available generally to all salaried employees, such as the Savings Plan.

Event(1)	Ian T. Blackley	Lois K. Zabrocky	Henry P. Flinter	Adewale O. Oshodi	Geoffrey Carpenter	James I. Edelson
Voluntary Termination Without Good Reason
Cash severance payment	$0	$0	$0	$0	$0	$0
Total	$0	$0	$0	$0	$0	$0

Involuntary Termination Without Cause or Voluntary Termination for Good Reason
Cash severance payment (2)	$950,000	$1,050,000	$770,000	$330,000	$442,500	$0
Pro rata shortterm (annual) incentive (3)	$0	$0	$0	$10,083	$9,833	$659,700
Bonus Payment (4)	$712,500	$787,500	$481,250	$0	$0	$0
Retention Bonus Payment (5)	$475,000	$525,000	$0	$220,000	$147,500	$377,000
Total	$2,137,500	$2,362,500	$1,251,250	$560,083	$599,983	$1,036,700
Death / Disability
Pro rata short term (annual) incentive (3)	$0	$0	$0	$0	$0	$0
Retention Bonus Payment (5)	$475,000	$525,000	$0	$220,000	$147,500	$377,000
Total	$875,000	$525,000	$0	$220,000	$147,500	$377,000

(1)	The values in this table reflect estimated payments associated with various termination scenarios. The table includes all outstanding grants through the assumed termination date of December 31, 2014.

(2)	Cash severance payment equal to 24 months of base salary for Messrs. Blackley and Flinter and Ms. Zabrocky and 18 months of base salary for Messrs. Oshodi and Carpenter.

(3)	Pro rata bonus equal to the NEO’s Target cash incentive bonus under the Management Incentive Compensation Plan, pro-rated based on the portion of the year that the NEO was employed. For Messrs. Oshodi and Carpenter, a lump sum payment in the amount equal to his pro rata Target Bonus in effect for the year of termination, the pro rata portion calculated to be a fraction the numerator of which is the number of months worked from the effective date of the contract and the denominator of which is 36. In connection with the settlement of his claims arising from his pre-bankruptcy employment arrangements, Mr. Edelson entered into an agreement entitling him to receive a pro rata portion of his AIP in the event of a termination of his employment.

(4)	A lump sum payment in the amount equal to the NEOs Target Bonus in effect for the year of termination.

(5)	Under the Retention Bonus Plan certain employees are eligible to earn a retention award. The participant must remain employed by the Company through December 19, 2016 (the “Retention Period”). If the participant voluntarily terminates employment or is terminated by us for cause before the end of the Retention Period, he or she will forfeit the full amount of the award. If the participant’s employment is terminated by us during the Retention Period, other than for cause, or the participant’s employment is terminated as a result of death or disability, the full amount of the retention award will be paid upon such termination. Awards under the Retention Bonus Plan will be paid in a lump sum payment following completion the Retention Period.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2014, prior to the Company’s emergence from bankruptcy on August 5, 2014 (the “First Seven Month Period”), the Compensation Committee consisted of Messrs. Charles A. Fribourg (Chairman), Oudi Recanati, Thomas B. Coleman and Jean-Paul Vettier, and on and after August 5, 2014, (the “Last Five Month Period”) the Compensation Committee consisted of Timothy J. Bernlohr (Chairman), Alexander D. Greene, Samuel H. Norton and Nikolaus D. Semaca. No member of the Compensation Committee was, during fiscal year 2014, an officer or employee of the Company or was formerly an officer of the Company. In addition, no member of the Compensation Committee, during fiscal year 2013, had any relationship requiring disclosure by us as a related party transaction under Item 404 of Regulation S-K promulgated under the 1934 Act. None of the Company’s executive officers served on any board of directors or compensation committee of any other company for which any of the Company’s directors served as an executive officer at any time during fiscal 2014.

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DIRECTOR COMPENSATION

During the First Seven Month Period, the Company’s then-existing directors received an annual retainer, payable quarterly, of $50,000 and a fee of $2,000 for each principal meeting of the Board they attended. During the First Seven Month Period, the non-Executive Chairman of the Board received an additional annual retainer, payable quarterly, of $125,000. During the First Seven Month Period, the Chairman of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee received additional annual retainers payable quarterly of $15,000, $10,000 and $7,500, respectively. Each member of the three committees received a fee of $2,000 for each committee meeting he attended.

Under the 2004 Stock Incentive Plan, which was terminated during the First Seven Month Period, the Board had the discretion to grant various types of equity-based awards to non-employee directors. During the First Seven Month Period, the Board did not grant any equity-based awards to directors.

The following table shows the total compensation paid to the Company’s directors during the First Seven Month Period.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thomas B. Coleman	51,875	—	—	—	51,875
Charles A. Fribourg	57,850	—	—	—	57,850
Joel I. Picket	57,875	—	—	—	57,875
Ariel Recanati	55,875	—	—	—	55,875
Oudi Recanati	56,356	—	—	—	56,356
Thomas F. Robards	64,838	—	—	—	64,838
Jean-Paul Vettier	41,875	—	—	—	41,875
Michael J. Zimmerman	132,563	—	—	—	132,563

(1)	Consists of annual Board fees, annual Board Chairman and annual Chairman of the Audit, Compensation and Corporate Governance and Nominating Committees fees and Board and Committee meeting fees.

During the Last Five Month Period, the Company’s directors, other than the non-Executive Chairman of the Board, received an annual retainer, payable quarterly, of $70,000 and a fee of $1,500 for each meeting of the Board or any committee of the Board of which they were a member they attended in excess of the first eight meetings. The non-Executive Chairman of the Board received an annual retainer of $125,000, payable quarterly, and a fee of $1,500 for each meeting of the Board he attended in excess of the first eight meetings. The Chairman of each of the Audit Committee, the Compensation Committee and Corporate Governance Committee, received additional annual retainers, payable quarterly, of $20,000 and each other member of such committees received additional annual retainers, payable quarterly, of $10,000.

On August 12, 2014, the Board approved grants of 58,333 shares of Class A Common Stock to the non-Executive Chairman of the Board, having an aggregate fair market value of $175,000 and to each other director of 33,333 shares of Class A Common Stock having a fair market value of $100,000, in each case vesting in full on August 13, 2015, subject to the director continuing to provide services to the Company as of such date.

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The following table shows the total compensation paid to the Company’s directors during the Last Five Month Period:

Name	Fees earned or Paid in Cash ($) (1)	Stock Awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Timothy J. Bernlohr	61,950	100,000	----	----	161,950
Alexander D. Greene	69,450	100,000	----	----	169,450
Samuel H. Norton	66,450	100,000	----	----	166,450
John J. Ray, III (2)	61,125	175,000	----	----	236,125
Nikolaus D. Semaca	75,450	100,000	----	----	175,450
Ronald Steger	69,450	100,000	----	----	169,450
Gary Eugene Taylor	57,900	100,000	----	----	157,900
Douglas D. Wheat	60,450	100,000	----	----	160,450
Gregory A. Wright	52,950	100,000	----	----	152,950

(1)	Consists of annual Board fees, annual Board Chairman and annual Chairman of the Audit, Compensation and Corporate Governance and Nominating Committees fees, and Board and Committee meeting fees.
(2)	Mr. Ray resigned from the Board on March 3, 2015.

At December 31, 2014, each non-employee director other than John J. Ray, III held 33,333 unvested shares of Class A Common Stock and Mr. Ray held 58,333 unvested shares of Class A Common Stock . Following his resignation from the Board on March 3, 2015, 32,282 shares vested and Mr. Ray forfeited 26,051 shares. In connection with Mr. Wheat’s election as Chairman of the Board, the Board awarded 16,233 shares of Class A Common Stock to Mr. Wheat on April 8, 2015, which had a fair market value of $52,757 and vest on August 13, 2015.

In January 2015, the Board increased the annual retainer for 2015 for each of the Company’s directors other than the non-Executive Chairman of the Board to $120,000, payable quarterly, and eliminated all meeting fees. The Board also increased the annual retainer for 2015 for the non-Executive Chairman of the Board to $215,000, payable quarterly, and eliminated all meeting fees. The Board increased the additional annual retainers of each of the Chairman of the Audit Committee and the Compensation Committee to $30,000, payable quarterly, while maintaining the additional annual retainer of the Chairman of the Corporate Governance Committee at $20,000, payable quarterly. The Board also decreased the additional annual retainer for 2015 of each member (other than the Chairman) of the Audit Committee and the Compensation Committee to $15,000, payable quarterly, and decreased the additional annual retainer of each member of the Corporate Governance Committee to $10,000, payable quarterly. The Board also increased the annual equity retainer for 2015 for the Non-Executive Chairman of the Board to $180,000 while maintaining the annual equity retainer for each other director at $100,000.

Director Stock Ownership Guidelines

The Company encourages stock ownership by directors in order to more strongly align interests of directors with the long-term interests of the Company’s stockholders. To further stock ownership by directors, the Board believes that regular grants of equity compensation should be a significant component of director compensation.

On April 9, 2013, the Board waived the director stock ownership guidelines. In March 2015, the Board adopted stock ownership guidelines for non-employee directors. Under the stock ownership guidelines, each non-employee director is expected within the later of (i) five years after becoming a director and (ii) March 2020, to own shares of the Company’s common stock (including restricted stock units convertible into shares of stock and stock owned by his spouse and minor children), whose market value would equal at least three times his annual cash base retainer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers and any persons holding more than 10 percent of the Company’s Common Stock are required to report their ownership of Common Stock and any changes in that ownership, on a timely basis, to the SEC. Directors, executive officers and beneficial owners of more than 10% of the Common Stock are also required to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. Based on material provided to the Company, all such reports were filed on a timely basis in 2014.

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AUDIT COMMITTEE REPORT

Management has primary responsibility for preparing the consolidated financial statements of the Company, for maintaining effective internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for performing independent audits of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States (“U.S. GAAS”) and the effectiveness of the Company’s internal control over financial reporting based on criteria established by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board. The Board has adopted a written Audit Committee Charter describing the Audit Committee’s role and responsibilities, which is posted on the Company’s website at www.osg.com.

In fulfilling its oversight responsibilities, the Audit Committee met and held discussions with management and the Company’s independent registered public accounting firm concerning the acceptability and quality of the accounting principles, the reasonableness of significant judgments, and the adequacy and clarity of disclosures in the consolidated financial statements to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”). Management represented to the Audit Committee that such consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed such consolidated financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee further discussed with the Company’s independent registered public accounting firm the matters required to be discussed by U.S. GAAS, including those described in PCAOB Auditing Standard No. 16 (Communications with Audit Committees), and PCAOB Auditing Standard No. 5 (An Audit of Internal Control Over Financial Reporting That Is Integrated with An Audit of Financial Statements).

The Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting and the Company’s independent registered public accounting firm’s report on the effectiveness of the Company’s internal control over financial reporting.

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence), and the Audit Committee discussed with the independent registered public accounting firm their independence from the Company and management, and considered the compatibility of non-audit services with the registered public accounting firm’s independence.

Based upon the Audit Committee’s discussions with management and the Company’s independent registered public accounting firm, the Audit Committee’s review of the representations of management, the certifications of the Company’s chief executive officer and chief financial officer which are required by the Securities and Exchange Commission (“SEC”) and the Sarbanes-Oxley Act of 2002, and the reports, letters and other communications of the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited consolidated financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting referred to above be included in the 2014 Form 10-K for filing with the SEC.

Overseas Shipholding Group, Inc. Audit Committee: Gregory A. Wright, Chairman Alexander D. Greene Samuel H. Norton Ronald Steger April 16, 2015

In accordance with the rules of the SEC, this Audit Committee report does not constitute “soliciting material” and shall not incorporated by reference in any filings with the SEC made pursuant to the 1933 Act or the 1934 Act and shall not otherwise be deemed file under such Acts.

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RATIFICATION OF APPOINTMENT OF THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 2)

The Audit Committee has reappointed PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company and its subsidiaries for the year ending December 31, 2015, subject to the ratification of the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP, certified public accountants, has served as the independent registered public accounting firm of the Company for the past five years. Representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting and be afforded an opportunity to make a statement, as well as be available to respond to appropriate questions submitted by stockholders. If the appointment is not ratified by stockholders, the selection of the Company’s independent registered public accounting firm will be reconsidered by the Audit Committee.

Audit Fees. Audit fees incurred by the Company to PricewaterhouseCoopers LLP were $9,215,631 and $5,259,589 in 2014 and 2013, respectively. Audit fees include fees for professional services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2014 and 2013; the review of the financial statements included in the Company’s Forms 10-Q; Sarbanes-Oxley Section 404 attestation procedures; expenses incurred related to the performance of the services noted above; financial audits and reviews for certain of the Company’s subsidiaries; bankruptcy case administration; preparation of periodic fee applications; and services associated with documents filed with the SEC and other documents issued in connection with securities offerings.

Audit-Related Fees. Audit-related fees incurred by the Company to PricewaterhouseCoopers LLP were $238,276 and nil in 2014 and 2013, respectively. Audit related fees include fees for matters related to public offerings and accounting consultations related to accounting, financial reporting or disclosure matters, not classified as “audit services.”

Tax Fees. Tax fees incurred by the Company to PricewaterhouseCoopers LLP were $23,544 and nil in 2014 and 2013, respectively. Tax fees include fees relating to the preparation of certain foreign tax returns.

All Other Fees. Total other fees incurred by the Company to PricewaterhouseCoopers LLP were $294,158 and $182,172 in 2014 and 2013, respectively.

The Audit Committee considered whether the provision of services described above under “All Other Fees” are compatible with maintaining PricewaterhouseCoopers LLP’s independence. The Company does not believe that any reasonable concerns about the objectivity of PricewaterhouseCoopers LLP in conducting the audit of the Company’s financial statements are raised as a result of the fees paid for non-audit-related services in 2014 (all of which were for services associated with providing assistance to the Company in meeting bankruptcy reporting requirements).

The Audit Committee has established policies and procedures for pre-approving audit and permissible non-audit work performed by its independent registered public accounting firm. As set forth in the pre-approval policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

The Audit Committee and the Board of Directors recommend a vote “FOR” such ratification.

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ADVISORY VOTE ON APPROVAL OF THE COMPENSATION OF
THE NAMED EXECUTIVE OFFICERS (PROPOSAL NO. 3)

As required by the Dodd-Frank Act, stockholders are being provided with the opportunity to cast an advisory vote on the compensation of the Named Executive Officers for 2014 as described on page 15 of this Proxy Statement in the section titled “Executive Compensation,” including the CD&A included therein.

As more fully described in the CD&A, the Company’s executive compensation program is designed to promote the following objectives:

•	attract, motivate, reward and retain highly-talented executives and managers, whose leadership and expertise are critical to the Company’s overall growth and success;

•	compensate each executive based upon the scope and impact of his or her position as it relates to achieving the Company’s corporate goals and objectives, as well as on the potential of each executive to assume increasing responsibility within the Company;

•	utilize the incentive compensation programs to align the interests of the Company’s executives with those of its stockholders by linking incentive compensation rewards to the achievement of performance goals that maximize stockholder value; and

•	structure the total compensation program to reward the achievement of both the short-term and long-term strategic objectives necessary for sustained optimal business performance.

The Compensation Committee and the Board believe that the design of the executive compensation program, and hence the compensation awarded to the Named Executive Officers, fulfills these objectives.

Stockholders are urged to read the “Compensation Discussion and Analysis” section of this Proxy Statement and the accompanying compensation tables and narrative which describe in detail how the Company’s compensation policies and procedures implement the Company’s compensation philosophy and disclose the compensation paid to the Named Executive Officers for 2014.

Accordingly, at the Annual Meeting, stockholders will be asked to vote on the following resolution:

RESOLVED, that the stockholders of the Company hereby approve, in an advisory vote, the compensation of the Named Executive Officers for 2014 as described in the “Compensation Discussion and Analysis” section and in the accompanying compensation tables and narrative in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders.

As an advisory vote, the results of the vote will not be binding on the Board or the Company. However, the Board and the Compensation Committee value the opinion of the Company’s stockholders and will consider the outcome of the vote when making future decisions on the compensation of the Named Executive Officers and the Company’s executive compensation principles, policies and procedures. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote is required to approve the resolution.

The Board recommends a vote “FOR” advisory approval of the resolution set forth above and approval of the compensation of the Named Executive Officers for 2014 as disclosed in this Proxy Statement.

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RATIFICATION AND APPROVAL OF THE OVERSEAS SHIPHOLDING GROUP, INC.
2014 MANAGEMENT INCENTIVE COMPENSATION PLAN (PROPOSAL NO. 4)

In September 2014, the Company adopted the Overseas Shipholding Group, Inc. Management Incentive Compensation Plan (the “Management Plan”) in order to promote the interests of the Company and its stockholders by providing certain employees of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company.

Summary of the Management Incentive Compensation Plan

The following summary of the material terms of the Management Plan is qualified in its entirety by reference to the copy of the Management Plan attached hereto as Appendix A. Unless otherwise indicated, all capitalized terms in the below summary shall have the meanings given to such terms in the Management Plan.

Under the Management Plan, the Compensation Committee may grant cash-based awards, stock options (both non-qualified and “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or other equity-based awards (including stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units) with respect to a number of shares of Class A Common Stock that in the aggregate does not exceed 37,000,000 shares, plus the number of shares subject to previously issued awards that are subsequently forfeited, cancelled or returned. “Full-value Awards,” which are incentive awards other than options or stock appreciation rights, are counted against the share limit as two shares for every one share subject to such award. The maximum number of shares of Class A Common Stock that may be issued through options designated as “incentive stock options” within the meaning of Section 422 of the Code shall not exceed 3,700,000 shares of Class A Common Stock in the aggregate. The aggregate limit described in this paragraph does not take into account any stock options assumed as of a result of any merger or consolidation involving the Company in which the Company is the surviving corporation.

No more than 4,500,000 shares of stock may be granted to any single employee in any calendar year pursuant to the Management Plan. The amount paid under the Management Plan to any single employee in any calendar year with respect to any cash-based award shall not exceed $7,500,000. Shares issued under the Management Plan may be either newly issued shares or treasury shares, as determined by the Compensation Committee. In the event of any change in the capitalization of the Company, the Compensation Committee will adjust the share limitations described above and the type of securities available for grant under the Management Plan to the extent deemed appropriate, and in the event of other corporate transactions involving the Company the Compensation Committee will adjust the number and the type of securities underlying outstanding awards, in each case as it considers appropriate in order to prevent dilution or enlargement of rights.

The persons eligible to receive incentive awards pursuant to the Management Plan are those employees of the Company whom the Compensation Committee shall select from time to time, including officers of the Company, whether or not they are directors. Each incentive award granted under the Management Plan shall be evidenced by an Award Agreement. It is currently expected that approximately 25 employees (including one employee who is also a director) will be eligible to participate in the Management Plan. The Company’s Class A Common Stock is not currently listed on any exchange. The closing per share price on the NYSE MKT of a share of the Company’s Class B Common Stock on April 16, 2015, was $4.00.

The Compensation Committee is authorized to grant awards, designating the employees of the Company or its affiliates who will be granted the awards, the type of award, the number of shares or amount of cash underlying such awards and the terms and conditions of such awards from time to time. Subject to Section 157 of the Delaware General Corporation Law, the Compensation Committee may also from time to time authorize a subcommittee consisting of one or more members of the Board or officers of the Company to grant awards to persons who are not executive officers of the Company (within the meaning of Rule 16a-1 of the 1934 Act). The Compensation Committee has the full discretionary authority to administer the Management Plan, including the authority to interpret and construe any provision of the Management Plan and the terms of any award granted thereunder.

In the case of any stock options issued under the Management Plan, the exercise price per share of Common Stock covered by any such option shall be not less than 100% of the fair market value of a share of Common Stock on the date on which such option is granted. Any stock option granted under the Management Plan shall expire on the ten-year anniversary of the date such option is granted.

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The amount payable with respect to any award that is intended to qualify as Performance-Based Compensation under Section 162(m) of the Code shall be determined in any manner permitted by Section 162(m) of the Code. The payment or vesting of such awards will depend upon performance targets related to one or more of the following performance measures: market price of the Common Stock, net earnings, earnings before or after any or all of interest, taxes, depreciation and amortization, net income (including, net income or operating income), cash flow (including, operating cash flow, free cash flow and cash flow return on capital), cash position, cash valued added, customer satisfaction or growth measures, safety, revenues (including net revenues, net revenue growth or gross revenue), enterprise value, financial return ratios, market performance, margins (including gross margins or operating margins), productivity or efficiency ratios, costs, profits (including net profits, net operating profits, gross profit, gross profit growth and profit returns or margins), earnings per share, stock price, working capital turnover and targets, total shareholder return, economic value added or other value added measurements, return on assets, return on capital or invested capital, return on equity, return on sales, new product innovation, product release schedules or ship targets, product cost reduction, inventory or supply chain management activities, and budget and expense management. As noted below, in some cases, awards granted to covered employees may not qualify as Performance-Based Compensation under Section 162(m) of the Code.

The Compensation Committee may, in its discretion, reduce or eliminate the amount payable to any participant with respect to an award that is intended to qualify as Performance-Based Compensation, based on such factors as the Compensation Committee may deem relevant, but the Compensation Committee may not increase any such amount above the amount established in accordance with the relevant performance schedule. The measurement of any performance measure(s) (i) may relate to the performance of a participant, the Company, its subsidiaries, any business group, business unit or other subdivision of the Company, or any combination of the foregoing, as the Compensation Committee deems appropriate and (ii) may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparator companies or a published or special index, or any other measure of the selected performance criteria, as the Compensation Committee deems appropriate. The measurement of any performance measure shall exclude the impact (positive and/or negative) of unusual, non-recurring or extraordinary items or expenses; charges for restructurings; discontinued operations; acquisitions or divestitures; the cumulative effect of changes in accounting treatment; changes in tax laws, accounting standards or principles or other laws or regulatory rules affecting reporting results; any impact of impairment of tangible or intangible assets; any impact of the issuance or repurchase of equity securities and/or other changes in the number of outstanding shares of any class of the Company’s equity securities; any gain, loss, income or expense attributable to acquisitions or dispositions of stock or assets; stock-based compensation expense; asset write-downs, in-process research and development expense; gain or loss from all or certain claims and/or litigation and insurance recoveries; foreign exchange gains and losses; any impact of changes in foreign exchange rates and any changes in currency; a change in the Company’s fiscal year; and any other items, each determined in accordance with U.S. generally accepted accounting principles and as identified in the Company’s audited financial statements, including the notes thereto.

Each award agreement will specify the consequences with respect to such award of any termination of employment, leave of absence, and the employee’s death or disability. For purposes of the Management Plan, a “Change in Control” means: (i) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)), other than the Company or any employee benefit plan sponsored by the Company, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company; or (ii) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) other than the Company or any employee benefit plan sponsored by the Company acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30 percent or more of the total voting power of the stock of the Company; or (iii) a majority of members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of each appointment or election; or (iv) any one person, or more than one person acting as a group (as defined in Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For purposes of subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. The foregoing subsections (i) through (iv) shall be interpreted in a manner that is consistent with the Treasury Regulations promulgated pursuant to Section 409A of the Code so that all, and only, such transactions or events that could qualify as a “change in control event” within the meaning of Treasury Regulation §1.409A-3(i)(5)(i) will be deemed to be a Change in Control for purposes of this Plan.

On or after the date of grant of an incentive award under the Management Plan, the Compensation Committee may (i) accelerate the date on which any such incentive award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such incentive award, including, without limitation, extending the period following a termination of a Participant’s Employment during which any such incentive award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such incentive award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such incentive award; provided, that the Compensation Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code. The Company shall not reprice any stock option (within the meaning of Section 303A.08 of the New York Stock Exchange Listed Company Manual and any other formal or informal guidance issued by the New York Stock Exchange) without the approval of the stockholders of the Company.

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No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any incentive award until the date of the issuance of such shares on the books and records of the Company. Except as otherwise expressly provided in the Management Plan, no adjustment of any incentive award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in the Management Plan is intended, or should be construed, to limit authority of the Compensation Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock if it were issued or outstanding, or from granting rights related to such dividends. At a participant’s request, the Compensation Committee may withhold or permit the participant to tender a portion of the shares underlying an award to satisfy tax withholding obligations incurred in connection with such award.

The Board may at any time suspend or discontinue the Management Plan or revise or amend it in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence does not restrict the Compensation Committee’s ability to exercise its discretionary authority hereunder pursuant to the Management Plan, which discretion may be exercised without amendment to the Management Plan. No provision of the Management Plan shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code. Except as expressly provided in the Management Plan, no action taken thereunder may, without the consent of a Participant, adversely affect the Participant’s rights under any previously granted and outstanding Incentive Award.

Certain Federal Income Tax Consequences

The following is a brief description of the principal U.S. federal income tax consequences related to options granted under the Management Plan.

Non-Qualified Options.    Generally, a grantee will not be subject to tax at the time a non-qualified option is granted, and no tax deduction is then available to the Company. Upon the exercise of a non-qualified option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid will be included in the grantee’s ordinary income and the Company will generally be entitled to deduct the same amount. Upon disposition of shares acquired upon exercise, appreciation or depreciation after the date of exercise will be treated by the grantee or transferee of the non-qualified option as either capital gain or capital loss and, depending upon the length of period following exercise, either short term or long term.

If a non-qualified option provides for issuance of Common Stock subject to restrictions upon exercise, the grantee receiving such restricted stock will not recognize income for tax purposes until the restrictions lapse, unless he or she elects otherwise, as described below. Rather, the grantee will have taxable income upon lapse of the restrictions equal to the amount by which the fair market value of the shares at the time the restrictions lapse exceeds the exercise price paid on exercise, and the Company will generally have a tax deduction in the same amount. Proceeds from the sale of stock sold after the restrictions lapse will be taxable as a capital gain or capital loss, depending upon the amount by which the sale price exceeds or is less than the fair market value of the stock at the time the restrictions lapse.

Alternatively, a grantee who receives Common Stock subject to restrictions can elect to recognize income immediately upon exercise of the non-qualified option, in which case the grantee’s taxable income and the Company’s tax deduction are generally determined at the time of option exercise, as explained in the first paragraph of this section. However, if the grantee subsequently forfeits the stock or is required to sell it to the Company by the terms of the restriction, the grantee’s tax deduction for any loss on the sale will be limited to the amount, if any, by which the exercise price exceeds the amount paid by the Company on such sale.

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If the grantee pays the exercise price, in whole or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. No gain or loss is recognized on delivery of the previously acquired shares to the Company, and shares received by the grantee equal in number to the previously acquired shares so exchanged will have the same basis and holding period for capital gain purposes as the previously acquired shares. Shares received by the grantee in excess of the number of previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income equal to such fair market value is realized, and a holding period beginning as of such date.

Incentive Stock Options.    A grantee will not be subject to tax at the time an incentive stock option is granted or exercised, and no tax deduction is available to the Company; however, the grantee may be subject to the alternative minimum tax on the excess of the fair market value of the shares received upon exercise of the incentive stock option over the exercise price paid. Upon disposition of the shares acquired upon exercise of an incentive stock option, capital gain or capital loss will generally be recognized in an amount equal to the difference between the sale price and the exercise price, as long as the grantee has not disposed of the shares within two years of the date of grant of the option or within one year from the date of exercise and has been employed by the Company at all times from the grant date until the date three months before the date of exercise (one year in the case of permanent disability). If the grantee disposes of the shares without satisfying both the holding period and employment requirements (a disqualifying disposition), the grantee will recognize ordinary income at the time of the disqualifying disposition to the extent of the excess of the amount realized on such disqualifying disposition over the exercise price paid or, if the disqualifying disposition resulted from a failure to satisfy the holding period requirement, the fair market value of the shares on the date the incentive stock option is exercised (if less). Any remaining gain or loss is treated as a capital gain or capital loss.

If the grantee pays the exercise price, in whole or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. Upon such exchange, and except for disqualifying dispositions, no gain or loss is recognized upon the delivery of the previously acquired shares to the Company, and the shares received by the grantee equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period for capital gain or capital loss purposes as the previously acquired shares. Shares received by the grantee in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the shares are issued to the grantee upon exercise of the incentive stock option. If such an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

The Company is not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the grantee recognized ordinary income in a disqualifying disposition.

Limits on Company’s Deductions.     Section 162(m) of the Code generally places a $1 million annual limit on a company’s tax deduction for compensation paid to a “covered employee.” A “covered employee” is defined as the chief executive officer and the other three highest paid officers named in the company’s proxy statement (other than the chief executive officer). This limit does not apply to compensation that satisfies the applicable requirements for the “performance-based compensation” exception (“Performance Exception”), including approval by stockholders of the material terms of the compensation. Approval of the Management Plan at the Annual Meeting will satisfy this stockholder-approval requirement.

The Management Plan incorporates the provisions required to satisfy the Performance Exception for options and stock appreciation rights, in addition to the stockholder approval requirements. These requirements include limiting the maximum number of shares of Common Stock for which options and equity based awards may be granted to any single participant during any one-year period to 4,500,000 (subject to adjustments as described above under “Summary of Management Incentive Compensation Plan”), allowing such awards to only be granted by the Compensation Committee which must be comprised of “outside directors” as defined under Section 162(m) of the code, and requiring that the exercise price of such options be not less than the fair market value of the underlying stock on the date of grant.

If the Compensation Committee makes awards other than options and stock appreciation rights subject to the achievement of performance goals, and complies with the other procedures required by the Performance Exception, the awards should qualify for the Performance Exception. These procedures require that the Compensation Committee establish objective performance-based goals based upon one or more of the performance measures outlined above within the time allowed by the Performance Exception and at a time when achievement of the goals is not substantially certain, and that it certify the achievement of those goals before the vesting or payment of the awards.

It is anticipated that in general, the Compensation Committee will generally operate the Management Plan in a manner designed to avoid loss of the Company’s tax deduction because of Code Section 162(m). However, it is possible that in some cases, awards granted to covered employees may not qualify for the Performance Exception. Further, if awards vest or are paid on an accelerated basis upon a Change in Control or a subsequent termination of employment, some or all of the value of that acceleration may be considered an “excess parachute payment” under Section 280G of the Code. This would result in the imposition of a 20 percent (20%) federal excise tax on the recipients of the excess parachute payments and a loss of the Company’s deduction for the excess parachute payments.

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New Plan Benefits

Awards under the Management Plan are discretionary and are not subject to set benefits or amounts. Accordingly, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future under the Management Plan. The following reflects grants made under the Management Plan between its adoption and April 20, 2015 and which are subject to stockholder approval of the Management Plan.

Name	Number of Units[1]	Number of Units[2]
Named Executive Officers
Ian T. Blackley	599,520	256,410
President and Chief Executive Officer
Lois K. Zabrocky	-	-
Co-President and Head of International Flag SBU
Henry P. Flinter	-	-
Co-President and Head of U.S. Flag SBU
Adewale O. Oshodi	-	-
Vice President and Controller
Geoffrey L. Carpenter	-	-
Vice President and Treasurer
Robert E. Johnston	-	-
Former President and Chief Executive Officer
James I. Edelson	-	-
Former Senior Vice President, General Counsel and Secretary
All current executive officers as a group	959,232	871,794
All current non-employee directors as a group	-	-
All employees, including all current officers who are not executive officers, as a group	-	627,690

[1]	Represents options granted under the Management Plan.
[2]	Represents time-based RSUs granted under the Management Plan.

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The following reflects the number of outstanding options received or to be received, as of April 20, 2015, under the Management Plan by the following listed individuals and specified groups.

Name	Options
Named Executive Officers
Ian T. Blackley	726,102
President and Chief Executive Officer
Lois K. Zabrocky	126,582
Co-President and Head of International Flag SBU
Henry P. Flinter	126,582
Co-President and Head of U.S. Flag SBU
Adewale O. Oshodi	31,646
Vice President and Controller
Geoffrey L. Carpenter	42,194
Vice President and Treasurer
Robert E. Johnston	-
Former President and Chief Executive Officer
James I. Edelson	-
Former Senior Vice President, General Counsel and Secretary
All current executive officers as a group	1,412,818
All current non-employee directors as a group	-
Each nominee for election as a director	726,102
Each associate of any director or executive officer	-
Each other person who received or is to receive 5% of rights granted under the Management Plan	-
All employees, including all current officers who are not executive officers, as a group	-

The Board of Directors recommends a vote “FOR” the ratification and approval of the Overseas Shipholding Group, Inc. 2014 Management Incentive Compensation Plan.

44

RATIFICATION AND APPROVAL OF THE OVERSEAS SHIPHOLDING GROUP, INC.
2014 NON-EMPLOYEE DIRECTOR INCENTIVE COMPENSATION PLAN (PROPOSAL NO. 5)

In September 2014, the Company adopted the Overseas Shipholding Group, Inc. Non-Employee Director Incentive Compensation Plan (the “Director Plan”) in order to promote the interests of the Company and its stockholders by providing certain non-employee directors of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company.

Summary of the Non-Employee Director Incentive Compensation Plan

The following summary of the material terms of the Director Plan is qualified in its entirety by reference to the copy of the Director Plan attached hereto as Appendix B. Unless otherwise indicated, all capitalized terms in the below summary shall have the meanings given to such terms in the Director Plan.

Under the Director Plan, the Governance Committee may grant cash-based awards, stock options or other equity-based awards (including stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units) with respect to a number of shares of Class A Common Stock of the Company that in the aggregate does not exceed 3,000,000 shares, plus the number of shares subject to previously issued awards that are subsequently forfeited, cancelled or returned. The aggregate limit described in this paragraph does not take into account any stock options assumed as of a result of any merger or consolidation involving the Company in which the Company is the surviving corporation.

The persons eligible to receive Incentive Awards pursuant to the Director Plan are those non-employee directors of the Company whom the Governance Committee shall select from time to time. Each incentive award granted under the Director Plan shall be evidenced by an Award Agreement. It is expected that approximately eight directors will be eligible to participate in the Director Plan. The Company’s Class A Common Stock is not currently listed on any exchange. The closing per share price on the NYSE MKT of a share of the Company’s Class B Common Stock on April 16, 2015, was $4.00.

The Governance Committee is authorized to grant awards, designating the non-employee directors of the Company or its affiliates who will be granted the awards, the type of award, the number of shares or amount of cash underlying such awards and the terms and conditions of such awards from time to time. Subject to Section 157 of the Delaware General Corporation Law, the Governance Committee may also from time to time authorize a subcommittee consisting of one or more members of the Board or officers of the Company to grant awards to persons who are not executive officers of the Company (within the meaning of Rule 16a-1 of the 1934 Act). The Governance Committee has the full discretionary authority to administer the Director Plan, including the authority to interpret and construe any provision of the Director Plan and the terms of any award granted thereunder.

In the case of any stock options issued under the Director Plan, the exercise price per share of Common Stock covered by any such option shall be not less than 100% of the fair market value of a share of Common Stock on the date on which such option is granted. Any stock option granted under the Plan shall expire on the ten-year anniversary of the date such option is granted.

Each award agreement will specify the consequences with respect to such award of any termination of employment, leave of absence, and the employee’s death or disability. For purposes of the Director Plan, a “Change in Control” means: (i) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)), other than the Company or any employee benefit plan sponsored by the Company, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company; or (ii) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) other than the Company or any employee benefit plan sponsored by the Company acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30 percent or more of the total voting power of the stock of the Company; or (iii) a majority of members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of each appointment or election; or (iv) any one person, or more than one person acting as a group (as defined in Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For purposes of subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. The foregoing subsections (i) through (iv) shall be interpreted in a manner that is consistent with the Treasury Regulations promulgated pursuant to Section 409A of the Code so that all, and only, such transactions or events that could qualify as a “change in control event” within the meaning of Treasury Regulation §1.409A-3(i)(5)(i) will be deemed to be a Change in Control for purposes of the Director Plan.

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On or after the date of grant of an Incentive Award under the Director Plan, the Governance Committee may (i) accelerate the date on which any such incentive award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such incentive award, including, without limitation, extending the period following a termination of a Participant’s Employment during which any such incentive award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such incentive award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such incentive award; provided, that the Governance Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code. The Company shall not reprice any stock option (within the meaning of Section 303A.08 of the New York Stock Exchange Listed Company Manual and any other formal or informal guidance issued by the New York Stock Exchange) without the approval of the stockholders of the Company.

No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any incentive award until the date of the issuance of such shares on the books and records of the Company. Except as otherwise expressly provided in the Director Plan, no adjustment of any incentive award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in the Director Plan is intended, or should be construed, to limit authority of the Governance Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock if it were issued or outstanding, or from granting rights related to such dividends. At a participant’s request, the Governance Committee may withhold or permit the participant to tender a portion of the shares underlying an award to satisfy tax withholding obligations incurred in connection with such award.

The Board may at any time suspend or discontinue the Director Plan or revise or amend it in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence does not restrict the Governance Committee’s ability to exercise its discretionary authority hereunder pursuant to the Director Plan, which discretion may be exercised without amendment to the Director Plan. No provision of the Director Plan shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code. Except as expressly provided in the Director Plan, no action taken thereunder may, without the consent of a Participant, adversely affect the Participant’s rights under any previously granted and outstanding Incentive Award.

Certain Federal Income Tax Consequences

The following is a brief description of the principal United States federal income tax consequences related to options granted under the Director Plan.

Non-Qualified Options.    Generally, a grantee will not be subject to tax at the time a non-qualified option is granted, and no tax deduction is then available to the Company. Upon the exercise of a non-qualified option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid will be included in the grantee’s ordinary income and the Company will generally be entitled to deduct the same amount. Upon disposition of shares acquired upon exercise, appreciation or depreciation after the date of exercise will be treated by the grantee or transferee of the non-qualified option as either capital gain or capital loss and, depending upon the length of period following exercise, either short term or long term.

If a non-qualified option provides for issuance of Common Stock subject to restrictions upon exercise, the grantee receiving such restricted stock will not recognize income for tax purposes until the restrictions lapse, unless he or she elects otherwise, as described below. Rather, the grantee will have taxable income upon lapse of the restrictions equal to the amount by which the fair market value of the shares at the time the restrictions lapse exceeds the exercise price paid on exercise, and the Company will generally have a tax deduction in the same amount. Proceeds from the sale of stock sold after the restrictions lapse will be taxable as a capital gain or capital loss, depending upon the amount by which the sale price exceeds or is less than the fair market value of the stock at the time the restrictions lapse.

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Alternatively, a grantee who receives Common Stock subject to restrictions can elect to recognize income immediately upon exercise of the non-qualified option, in which case the grantee’s taxable income and the Company’s tax deduction are generally determined at the time of option exercise, as explained in the first paragraph of this section. However, if the grantee subsequently forfeits the stock or is required to sell it to the Company by the terms of the restriction, the grantee’s tax deduction for any loss on the sale will be limited to the amount, if any, by which the exercise price exceeds the amount paid by the Company on such sale.

If the grantee pays the exercise price, in whole or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. No gain or loss is recognized on delivery of the previously acquired shares to the Company, and shares received by the grantee equal in number to the previously acquired shares so exchanged will have the same basis and holding period for capital gain purposes as the previously acquired shares. Shares received by the grantee in excess of the number of previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income equal to such fair market value is realized, and a holding period beginning as of such date.

New Plan Benefits

Awards under the Director Plan are discretionary and are not subject to set benefits or amounts. Accordingly, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future under the Director Plan. The following reflects grants made under the Director Plan between its adoption and April 20, 2015 and which are subject to stockholder approval of the Director Plan.

Name	Number of Units[1]
Named Executive Officers
Ian T. Blackley	-
President and Chief Executive Officer
Lois K. Zabrocky	-
Co-President and Head of International Flag SBU
Henry P. Flinter	-
Co-President and Head of U.S. Flag SBU
Adewale O. Oshodi	-
Vice President and Controller
Geoffrey L. Carpenter	-
Vice President and Treasurer
Robert E. Johnston	-
Former President and Chief Executive Officer
James I. Edelson	-
Former Senior Vice President, General Counsel and Secretary
All current executive officers as a group	-
All current non-employee directors as a group	16,233
All employees, including all current officers who are not executive officers, as a group	-

________________________________________________________________________________________

[1]	Represents shares of Restricted Stock granted under the Director Plan. NEOs, current executive officers as a group, and employees as a group are required to be listed in this table, even though they are not eligible to receive new grants under the Director Plan.

The Board of Directors recommends a vote “FOR” the ratification and approval of the 2014 Overseas Shipholding Group, Inc. Non-Employee Director Incentive Compensation Plan.

47

APPROVAL AND ADOPTION OF THE AMENDMENT TO IMPLEMENT
A REVERSE STOCK SPLIT (PROPOSAL NO. 6)

General

On April 8, 2015, the Board adopted resolutions declaring that an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of each of the Class A Common Stock and Class B Common Stock, as described below, and a corresponding reduction in the number of authorized shares, was advisable and directing that a proposal to approve the Reverse Stock Split be submitted to the holders of Class A Common Stock and Class B Common Stock. The proposed amendments (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation would be substantially in the form thereof attached hereto as Appendix C.

If this proposal is approved and adopted by both the holders of a majority of the shares of Class A Common Stock outstanding as of the record date, voting as a separate class, and the holders of a majority of the shares of Class B Common Stock outstanding as of the record date, voting as a separate class, the Board would be permitted (but not required) to effect a reverse stock split of Class A Common Stock and Class B Common Stock at one of three ratios, 1-for-4, 1-for-5 or 1-for-6, to be determined by the Board (in its sole discretion) (the “Reverse Split Ratio”). The Company believes that leaving the ratio to the discretion of the Board (provided that it is one of the three proposed ratios) will provide the Board with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company’s stockholders. In determining a ratio, if any, following the receipt of stockholder approval, the Board may consider, among other things, factors such as:

•	the number of shares of Class A Common Stock and Class B Common Stock outstanding;

•	the anticipated impact of the Reverse Stock Split on any trading market for Class A Common Stock that may develop in the future in connection with a public offering or exchange listing thereof;

•	the anticipated impact of the Reverse Stock Split on the trading market for Class B Common Stock;

•	the anticipated impact of a particular ratio on the Company’s ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

The Reverse Stock Split, if approved and adopted by the holders of a majority of the shares of Class A Common Stock outstanding as of the record date, voting as a separate class, and the holders of a majority of the shares of Class B Common Stock outstanding as of the record date, voting as a separate class, would become effective upon the effectiveness of the filing (the “Effective Time”) of a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The exact timing of the filing of the Reverse Stock Split will be determined by the Board based on its evaluation as to when that action would be the most advantageous to the Company and its stockholders, and would be done in conjunction with a public offering or exchange listing of the Class A Common Stock. If the Amendment has not been filed with the Secretary of State of the State of Delaware by the regular Annual Meeting of Stockholders to be held in 2016, the Board will abandon the Amendment. The Board reserves its right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company and its stockholders.

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Depending on the Reverse Split Ratio, four (4), five (5) or six (6) shares of Class A Common Stock and Class B Common Stock will be combined into one (1) share of Class A Common Stock or Class B Common Stock, as applicable. The number of shares of Class A Common Stock and Class B Common Stock issued and outstanding will therefore be reduced, depending upon the Reverse Split Ratio determined by the Board. The Reverse Split Ratio will be the same for the Class A Common Stock and Class B Common Stock. Any Reverse Stock Split Amendment that is filed to effect the Reverse Stock Split will include only the Reverse Split Ratio determined by the Board to be in the best interests of stockholders, and all of the other proposed amendments at different ratios will be abandoned.

If the Reverse Stock Split is effected, the Company will also proportionately reduce the number of authorized shares of Class A Common Stock and Class B Common Stock, and the total number of authorized shares of capital stock of the Company will be reduced to a number equal to the reduced authorized number of shares of Class A Common Stock and Class B Common Stock plus the currently authorized number of shares of preferred stock. Accordingly, the Company is also proposing to adopt amendments to the Company’s Amended and Restated Certificate of Incorporation to reduce the total number of authorized shares of Class A Common Stock and Class B Common Stock and the total number of authorized shares of capital stock of the Company, depending on the Reverse Split Ratio. The Amendment that is filed to effect the Reverse Stock Split, if any, will include the number of authorized shares of Class A Common Stock and Class B Common Stock as proportionally reduced as a result of the Reverse Split Ratio determined by the Board and the total number of authorized shares of capital stock of the Company reflecting such reduction. All of the other proposed amendments reflecting a number of authorized shares based on different ratios will be abandoned. If the Board abandons the Reverse Stock Split, it will also abandon the related reduction in the number of authorized shares.

If the Reverse Stock Split is implemented, the Amendment would not change the par value of a share of Class A Common Stock or Class B Common Stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of Class A Common Stock and/or Class B Common Stock outstanding immediately after the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

To avoid the existence of fractional shares of Class A Common Stock and Class B Common Stock, stockholders of record who would otherwise hold fractional shares as a result of the Reverse Stock Split will be entitled to receive cash (without interest) in lieu of such fractional shares from the Company. Depending on whether the event leading to a Reverse Stock Split is a public offering or an exchange listing of the Class A Common Stock, the total amount of cash to be paid to each holder of fractional shares of Class A Common Stock following the Reverse Stock Split will be (i) in the case of a public offering, an amount equal to the price to public per share (the “offering price”) set forth on the cover of the final prospectus filed after a registration statement for the offering is declared effective by the SEC which is deemed part of such registration statement at the time it became effective pursuant to Rule 430A under the 1933 Act, or (ii) in the case of an exchange listing that is not in conjunction with a public offering, an amount equal to per-share volume weighted average price of such security, as calculated on Bloomberg for the trading day on which such listing occurs, multiplied by fractional amount of shares owned and rounded down to the nearest whole cent, in each case multiplied by the fractional amount of shares owned and rounded down to the nearest whole cent. The total amount of cash to be paid to each holder of fractional shares of Class B Common Stock following the Reverse Stock Split will be an amount equal to per-share volume weighted average price of such security, as calculated on Bloomberg for the trading day on which the Reverse Stock Split is effected, multiplied by the fractional amount of shares owned and rounded down to the nearest whole cent.

Background and Reasons for the Reverse Stock Split

The Reverse Stock Split is primarily intended to increase the market price of the Class A Common Stock in order to increase the likelihood that the Company will be able to list the Class A Common Stock on the New York Stock Exchange, while making an investment in the Class A Common Stock more attractive to a broader range of institutional and other investors. The Company believes the Reverse Stock Split will make the Class A Common Stock a more attractive and cost-effective investment for many investors, which may enhance the liquidity of the holders of Class A Common Stock.

The Company also believes that a Reverse Stock Split will provide it and its stockholders with other benefits. For example, the fees the Company pays for custody and clearing services are all based on, or related to, the number of shares being held or cleared as applicable. Reducing the number of outstanding shares and the number of shares that may be issued in the future could reduce the amount of fees and tax that the Company pays to these organizations and agencies, as well as other organizations and agencies that levy charges based on the number of shares rather than the value of the share. Similarly, since brokers’ commissions on low-priced stocks typically represent a higher percentage of the stock price than commissions on higher-priced stocks, the Reverse Stock Split may serve to reduce the percentage of the total share value paid by stockholders in connection with their purchasing or trading activity.

Certain Risks Associated with the Reverse Stock Split

In theory, the Reverse Stock Split should cause the offering price or trading price, as the case may be, of each share of Common Stock to increase in proportion with the Reverse Split Ratio. However, such an increase may not occur. Other factors, such as financial results, market conditions, and the market perception of the Company’s business may adversely affect the price of the Common Stock. The Company also considered various negative factors associated with reverse stock splits generally, including the negative perception of reverse stock splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have implemented reverse stock splits has subsequently declined back to pre-reverse stock split levels; the adverse effect on liquidity that may be caused by a reduced number of shares outstanding, particularly for the Class B Common Stock; the potential concomitant downward pressure decreased liquidity could have on trading price; and the costs associated with implementing a reverse stock split. The Company cannot assure you that the Reverse Stock Split, if completed, will result in the intended benefits described above.

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The Reverse Stock Split will reduce the number of shares Class B Common Stock outstanding to between approximately 950 thousand and 1.4 million (based on the number of shares of Class B Common Stock outstanding as of the record date), depending on the Reverse Split Ratio determined by the Board, which may adversely affect trading volumes and liquidity for the Class B Common Stock. In addition, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Treatment of Holders

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the Reverse Stock Split, the Company intends to treat shares of Common Stock held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Class A Common Stock and/or Class B Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payments for fractional shares. If a stockholder holds shares of Class A Common Stock and/or Class B Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, such stockholder is encouraged to contact that entity.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of registered holders of Class A Common Stock and/or Class B Common Stock may hold some or all of their shares of Common Stock electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with the transfer agent, they will be sent a transmittal letter by the Company’s transfer agent after the Effective Time, and will need to return a properly completed and duly executed transmittal letter in order to receive any cash payment in lieu of fractional shares or any other distributions, if any, that may be declared and payable to holders of record following the Reverse Stock Split.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of Class A Common Stock and/or Class B Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, the Company will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on its reverse side, the New Certificate will be issued with the same restrictive legends. If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above.

Stockholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Effect of the Reverse Stock Split on Options, Restricted Stock Awards and Units, and Warrants

Based upon the Reverse Split Ratio determined by the Board, proportionate adjustments will generally be required to be made to the per-share exercise price and the number of shares issuable upon the exercise of all outstanding options and similar securities. This would result in approximately the same aggregate price being required to be paid under all outstanding options upon exercise and approximately the same value of shares of Class A Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. Proportional adjustments would also be to the number of shares issuable upon the exercise of Class A Warrants and Class B Warrants. The number of shares of Common Stock deliverable upon settlement or vesting of restricted stock awards and units will be similarly adjusted. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Split Ratio determined by the Board, as will the number of shares remaining available for grant under the Management Plan and the Director Plan at the time of the Reverse Stock Split.

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Accounting Matters

The Reverse Stock Split will not affect the par value of Class A Common Stock or Class B Common Stock per share, which will remain at $0.01. As a result, if the Reverse Stock Split is effected, the stated capital attributable to Common Stock on the Company’s balance sheet will be reduced proportionately based on the Reverse Split Ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per-share net income or loss will be proportionately higher because there will be fewer shares of common stock outstanding.

Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of Class A Common Stock and Class B Common Stock.

This summary only addresses tax consequences to a beneficial owner of Class A Common Stock and/or Class B Common Stock that holds Class A Common Stock and/or Class B Common Stock as a capital asset for federal income tax purposes (generally, property held for investment). This summary does not address all of the tax consequences of the Reverse Stock Split that may be relevant to any particular investor in light of their specific facts and circumstances. In particular, this summary does not address all of the tax considerations that may be relevant to persons in special tax situations, including persons who (i) are banks, (ii) are insurance companies, (iii) are thrift institutions, (iv) are regulated investment companies, (v) are real estate investment trusts, (vi) are tax-exempt organizations, (vii) are a “controlled foreign corporation,” a “passive foreign investment company,” or a partnership or partners therein, or any other pass-through entity for U.S. federal income tax purposes, (viii) are subject to the alternative minimum tax, (ix) are certain former citizens or residents of the United States, (x) are non-resident alien individuals present in the United States for 183 days of more during the taxable year, (xi) hold Class A Common Stock and/or Class B Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (xii) are otherwise subject to special treatment under the Code. Further, this summary does not address the Medicare tax on net investment income or other aspects of U.S. federal, state and local taxation that may be relevant to a holder in light of such holder’s particular circumstances.

This summary is based on the tax laws of the United States, including the provisions of the Code, existing and proposed regulations, administrative and judicial interpretations, all as currently in effect. Such authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below.

Each investor should consult its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Stock Split.

U.S. Holders

The discussion in this section is addressed to a holder of Class A Common Stock and/or Class B Common Stock that is a U.S. holder. A “U.S. Holder” means a beneficial owner of Class A Common Stock and/or Class B Common Stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States, (2) a corporation created or organized in or under the laws of the United States or any state thereof or the District of Columbia or (3) a person that is otherwise subject to U.S. federal income taxation on a net income basis in respect of Class A Common Stock and/or Class B Common Stock.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. U.S. Holders should not recognize any gain or loss upon the Reverse Stock Split, except as described below with respect to those holders who receive cash in lieu of fractional shares. Accordingly, a U.S. Holder’s aggregate tax basis in each of the Class A Common Stock and/or Class B Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in each of the Class A Common Stock and/or Class B Common Stock surrendered, as the case may be (excluding the portion of the tax basis that is allocable to any fractional share), and the U.S. Holder’s holding period for the Class A Common Stock and/or Class B Common Stock received should include the holding period for the Class A Common Stock and/or Class B Common Stock surrendered, as the case may be. U.S. Holders who acquired Class A Common Stock and/or Class B Common Stock on different dates and at different prices should consult their tax advisors regarding the means of allocating their tax bases and holding periods for such Class A Common Stock and/or Class B Common Stock surrendered to Class A Common Stock and/or Class B Common Stock received pursuant to the Reverse Stock Split.

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A U.S. Holder who receives cash in lieu of a fractional share as a result of the Reverse Stock Split would generally be treated as having received the fractional share in the Reverse Stock Split, which was then redeemed for the cash payment. U.S. Holders would generally be treated as having exchanged a fractional share for the cash received. The amount of any gain or loss will be equal to the difference between the portion of the tax basis in the pre-split shares allocated to the fractional share in the Reverse Stock Split, and the cash received. As provided in Section 302(a) of the Code, certain holders, depending on their circumstances, may be treated instead as having received a distribution taxable as a dividend to the extent of the Company’s current and accumulated earnings and profits, and afterwards as a reduction to the tax basis in the holder’s shares. Holders should consult their tax advisors regarding the potential consequences of receiving cash in lieu of a fractional share.

Non-U.S. Holders

The discussion in this section is addressed to a holder of Class A Common Stock and/or Class B Common Stock that is not a U.S. Holder (a “non-U.S. Holder”).

Non-U.S. Holders should generally not recognize any gain or loss upon the Reverse Stock Split. However, a non-U.S. Holder that receives cash in lieu of a fractional share as a result of the Reverse Stock Split will generally be subject to 30% U.S. withholding tax on the amount of cash received if that amount is treated as a dividend with respect to such non-U.S. Holder under Section 302(a) of the Code, as described above under “—U.S. Holders.” Proposed Treasury regulations would, in certain circumstances, provide procedures to allow a non-U.S. Holder to certify to the applicable withholding agent that the receipt of cash in lieu of a fractional share should not be treated as a dividend with respect to such non-U.S. Holder under Section 302(a) of the Code. However, because it is not clear that the procedures described in the proposed regulations are available to the Company, and because the amount of cash in lieu of fractional shares is expected to be small compared to the value of a non-U.S. Holder's Class A Common Stock and Class B Common Stock, if the Company is the applicable withholding agent, the Company intends to withhold tax at a rate of up to 30% on the full amount of any cash paid in lieu of fractional shares to non-U.S. Holders and expects other withholding agents to do the same.

Information Reporting and Backup Withholding

Information returns generally will be filed with the Internal Revenue Service (“IRS”) with respect to the receipt of cash in lieu of a fractional share of Class A and/or Class B Common Stock pursuant to the Reverse Stock Split in the case of certain non-U.S. Holders and certain U.S. Holders. In addition, U.S. Holders may be subject to a backup withholding tax on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Non-U.S. Holders generally will be required to comply with applicable certification procedures to establish that they are not U.S. Holders in order to avoid the application of backup withholding.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS

FATCA

Under the U.S. tax rules known as the Foreign Account Tax Compliance Act (“FATCA”), a holder will generally be subject to 30% U.S. withholding tax on cash received in respect of a fractional share if such holder (i) is, or holds its Class A Common Stock and/or Class B Common Stock through, a foreign financial institution that has not entered into an agreement with the U.S. government to report, on an annual basis, certain information regarding accounts with or interests in the institution held by certain United States persons and by certain non-U.S. entities that are wholly or partially owned by United States persons, or that has been designated as a “nonparticipating foreign financial institution” if it is subject to an intergovernmental agreement between the United States and a foreign country, or (ii) fails to provide certain documentation (usually an IRS Form W-8BEN or W-8BEN-E) containing information about its identity, its FATCA status, and if required, its direct and indirect U.S. owners. The future adoption of, or implementation of, an intergovernmental agreement between the United States and an applicable foreign country, or future U.S. Treasury regulations, may modify these requirements.

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No Appraisal Rights

Under Delaware law and the Company’s Amended and Restated Certificate of Incorporation, holders of Class A Common Stock and Class B Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Vote Required

The affirmative vote of the holders of a majority of the shares of Class A Common Stock outstanding as of the record date, voting as a separate class, and the holders of a majority of the shares of Class B Common Stock outstanding as of the record date, voting as a separate class, entitled to vote at the Annual Meeting will be required to approve and adopt the Amendment.

The Board of Directors recommends a vote “FOR” the approval and adoption of the Amendment.

OTHER MATTERS

The Board is not aware of any matters to be presented at the meeting other than those specified above. If any other matter should be presented, the holders of the accompanying proxy will vote the shares represented by the proxy on such matter in accordance with their best judgment.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers use this process for proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice that any person will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold shares registered in your name, and the Company will promptly undertake to carry out your request. You can notify the Company by sending a written request to the Company at its address set forth above.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 is available at http:/www.osg.com/proxy. That Annual Report on Form 10-K does not form part of this Proxy Statement. The Company will provide to any stockholder of the Company, without charge, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 upon the written request of such stockholder addressed to the Corporate Secretary of the Company at 1301 Avenue of the Americas, 42nd Floor, New York, NY 10019.

By order of the Board of Directors,

JAMES D. SMALL III

Senior Vice President, General Counsel and Secretary

New York, New York
April 30, 2015

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APPENDIX A

OVERSEAS SHIPHOLDING GROUP, INC.

MANAGEMENT INCENTIVE COMPENSATION PLAN

(Dated of as September 23, 2014)

1.	Purpose of the Plan

This Plan is intended to promote the interests of the Company and its shareholders by providing certain employees of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company.

2.	Definitions

As used in the Plan or in any instrument governing the terms of any Incentive Award, the following definitions apply to the terms indicated below:

(a)          “Affiliate” means, with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person.

(b)          “Award Agreement” means a written agreement, in a form determined by the Committee from time to time, entered into by each Participant and the Company, evidencing the grant of an Incentive Award under the Plan.

(c)          “Board of Directors” means the Board of Directors of OSG.

(d)          “Cash Incentive Award” means an award granted to a Participant pursuant to Section 8 of the Plan.

(e)          “Change in Control” means (i) any one Person, or more than one Person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)), other than OSG or any employee benefit plan sponsored by OSG, acquires ownership of stock of OSG that, together with stock held by such Person or group, constitutes more than 50 percent of the total fair market value or total Voting Power of the stock of OSG; or (ii) any one Person, or more than one Person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) other than OSG or any employee benefit plan sponsored by OSG acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of OSG possessing 30 percent or more of the total Voting Power of the stock of OSG; or (iii) a majority of members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of each appointment or election; or (iv) any one Person, or more than one Person acting as a group (as defined in Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For purposes of subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. The foregoing subsections (i) through (iv) shall be interpreted in a manner that is consistent with the Treasury Regulations promulgated pursuant to Section 409A of the Code so that all, and only, such transactions or events that could qualify as a “change in control event” within the meaning of Treasury Regulation §1.409A-3(i)(5)(i) will be deemed to be a Change in Control for purposes of this Plan.

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(f)          “Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations and administrative guidance issued thereunder.

(g)          “Committee” means the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

(h)          “Common Stock” means OSG’s Class A common stock, $0.01 par value per share, or any other security into which the common stock shall be changed pursuant to the adjustment provisions of Section 10 of the Plan.

(i)          “Company” means Overseas Shipholding Group, Inc. and all of its Subsidiaries, collectively.

(j)          “Covered Employee” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of OSG.

(k)          “Deferred Compensation Plan” means any plan, agreement or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation.

(l)          “Effective Date” means the date the Plan is adopted.

(m)          “Employment” means the period during which an individual is classified or treated by the Company as an employee of the Company.

(n)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o)          “Fair Market Value” means, with respect to a share of Common Stock, as of the applicable date of determination or if the exchange is not open for trading on such date, the immediately preceding day on which the exchange is open for trading, the closing price as reported on the date of determination on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading (the “Securities Exchange”). In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its sole discretion taking into account the requirements of Section 409A of the Code.

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(p)          “Incentive Award” means one or more Stock Incentive Awards and/or Cash Incentive Awards, collectively.

(q)          “Option” means a stock option to purchase shares of Common Stock granted to a Participant pursuant to Section 6.

(r)          “OSG” means Overseas Shipholding Group, Inc., a Delaware corporation (and any successor thereto).

(s)          “Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7.

(t)          “Participant” means an employee of the Company who is eligible to participate in the Plan and to whom one or more Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his successors, heirs, executors and administrators, as the case may be.

(u)          “Performance-Based Award” means any Incentive Award pursuant to which any compensation paid is intended to be Performance-Based Compensation.

(v)         “Performance-Based Compensation” means compensation that is intended to satisfy the requirements of Section 162(m) of the Code for “qualified performance-based compensation.”

(w)          “Performance Measures” means such measures as are described in Section 9 on which performance goals are based in order to qualify certain awards granted hereunder as Performance-Based Compensation.

(x)          “Performance Percentage” means the factor determined pursuant to a Performance Schedule that is to be applied to a Target Award and that reflects actual performance compared to the Performance Target.

(y)          “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation. Performance Periods may be overlapping.

(z)          “Performance Schedule” means a schedule or other objective method for determining the applicable Performance Percentage to be applied to each Target Award.

(aa)         “Performance Target” means performance goals and objectives with respect to a Performance Period.

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(bb)         “Person” means a “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of Section 13(d)(3) under the Exchange Act.

(cc)         “Plan” means the Overseas Shipholding Group, Inc. Management Incentive Compensation Plan, as it may be amended from time to time.

(dd)         “Securities Act” means the Securities Act of 1933, as amended.

(ee)          “Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

(ff)           “Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act.

(gg)         “Target Award” means target payout amount for an Incentive Award.

(hh)         “Voting Power” means the number of votes available to be cast (determined by reference to the maximum number of votes entitled to be cast by the holders of Voting Securities upon any matter submitted to shareholders where the holders of all Voting Securities vote together as a single class) by the holders of Voting Securities.

(ii)         “Voting Securities” means any securities or other ownership interests of an entity entitled, or which may be entitled, to vote on the election of directors, or securities or other ownership interests which are convertible into, or exercisable in exchange for, such Voting Securities, whether or not subject to the passage of time or any contingency.

3.	Stock Subject to the Plan and Limitations on Cash Incentive Awards

(a)          Stock Subject to the Plan

The maximum number of shares of Common Stock that may be covered by Incentive Awards granted under the Plan shall not exceed 37,000,000 shares of Common Stock in the aggregate. Out of such aggregate, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of Section 422 of the Code shall not exceed 3,700,000 shares of Common Stock. The maximum number of shares referred to in the preceding sentences of this Section 3(a) shall in each case be subject to adjustment as provided in Section 10 and the following provisions of this Section 3. Of the shares described, 100% may be delivered in connection with “full-value Awards,” meaning Incentive Awards other than Options or stock appreciation rights; provided, however, that any shares granted under Options or stock appreciation rights shall be counted against the share limit on a one-for-one basis and any shares granted as full-value Incentive Awards shall be counted against the share limit as two (2) shares for every one (1) share subject to such Incentive Award. Shares of Common Stock issued under the Plan may be either authorized and unissued shares, treasury shares, shares purchased by the Company in the open market, or any combination of the preceding categories as the Committee determines in its sole discretion.

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For purposes of the preceding paragraph, shares of Common Stock covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan; provided, however, that if an Incentive Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award, both the shares issued (if any), and the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, if shares of Common Stock are issued subject to conditions which may result in the forfeiture, cancellation or return of such shares to the Company, any portion of the shares forfeited, cancelled or returned shall be treated as not issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Incentive Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan. Shares of Common Stock covered by Incentive Awards granted pursuant to the Plan in connection with the assumption, replacement, conversion or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger (within the meaning of Section 303A.08 of the New York Stock Exchange Listed Company Manual) shall not count as used under the Plan for purposes of this Section 3.

(b)          Individual Award Limits

Subject to adjustment as provided in Section 10, the maximum number of shares of Common Stock that may be covered by Incentive Awards granted under the Plan to any Covered Employee in any calendar year shall not exceed 4,500,000 shares. For this purpose, the number of shares “covered by” an Incentive Award shall be the maximum number of shares that may be required to be delivered in settlement of that Incentive Award. The amount payable to any Covered Employee with respect to any calendar year for all Cash Incentive Awards shall not exceed $7,500,000. For purposes of the preceding sentences, the phrase “amount payable with respect to any calendar year” means the amount of cash, or value of other property, required to be paid based on the achievement of applicable Performance Measures during a Performance Period that ends in such calendar year, disregarding any deferral pursuant to the terms of a Deferred Compensation Plan unless the terms of the deferral are intended to comply with the requirements for qualified performance-based compensation under Section 162(m) of the Code.

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4.	Administration of the Plan

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more Persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act), an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3) and as “independent” as required by NYSE or any security exchange on which the Common Stock is listed, in each case if and to the extent required by applicable law or necessary to meet the requirements of such Rule, Section or listing requirement at the time of determination. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall, consistent with the terms of the Plan, from time to time designate those individuals who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof, in which case the acts of such subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may also from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Incentive Awards to Persons who are not “executive officers” of the Company (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitations as the Committee may specify and to the requirements of Section 157 of the Delaware General Corporation Law.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and any Award Agreement thereunder, and to adopt, amend and rescind from time to time such rules and regulations for the administration of the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws, as the Committee may deem necessary or appropriate. Decisions of the Committee shall be final, binding and conclusive on all parties. For the avoidance of doubt, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

The Committee may delegate the administration of the Plan to one or more officers or employees of the Company, and such administrator(s) may have the authority to execute and distribute Award Agreements, to maintain records relating to Incentive Awards, to process or oversee the issuance of Common Stock under Incentive Awards, to interpret and administer the terms of Incentive Awards, and to take such other actions as may be necessary or appropriate for the administration of the Plan and of Incentive Awards under the Plan, provided that in no case shall any such administrator be authorized (i) to grant Incentive Awards under the Plan (except in connection with any delegation made by the Committee pursuant to the first paragraph of this Section 4), (ii) to take any action that would cause Incentive Awards intended to qualify as Performance-Based Compensation to fail to so qualify, (iii) to take any action inconsistent with Section 409A of the Code or (iv) to take any action inconsistent with applicable provisions of the Delaware General Corporation Law. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and, except as otherwise specifically provided, references in this Plan to the Committee shall include any such administrator. The Committee and, to the extent it so provides, any subcommittee, shall have sole authority to determine whether to review any actions and/or interpretations of any such administrator, and if the Committee shall decide to conduct such a review, any such actions and/or interpretations of any such administrator shall be subject to approval, disapproval, or modification by the Committee.

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On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s Employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code. Notwithstanding anything herein to the contrary, the Company shall not reprice any stock option (within the meaning of Section 303A.08 of the New York Stock Exchange Listed Company Manual and any other formal or informal guidance issued by the New York Stock Exchange) without the approval of the shareholders of OSG.

The Company shall pay any amount payable with respect to an Incentive Award in accordance with the terms of such Incentive Award, provided that the Committee may, in its discretion, defer, or give a Participant the election to defer, the payment of amounts payable with respect to an Incentive Award subject to and in accordance with the terms of a Deferred Compensation Plan.

No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and OSG shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.	Eligibility

The Persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those employees of the Company whom the Committee shall select from time to time, including officers of OSG, whether or not they are directors. Each Incentive Award granted under the Plan shall be evidenced by an Award Agreement.

6.	Options

The Committee may from time to time grant Options on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. The Award Agreement shall clearly identify such Option as either an “incentive stock option” within the meaning of Section 422 of the Code or as not an incentive stock option.

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(a)          Exercise Price

The exercise price per share of Common Stock covered by any Option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Option is granted.

(b)          Term and Exercise of Options

(1)         Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on or after the date such Option is granted; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or the Award Agreement.

(2)         Each Option shall be exercisable in whole or in part; provided, however that no partial exercise of a Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(3)         An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

(c)          Special Rules for Incentive Stock Options

(1)         The aggregate Fair Market Value of shares of Common Stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of OSG or any of its “subsidiaries” (within the meaning of Section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such incentive stock option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such incentive stock options exceeds $100,000, then incentive stock options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be non-qualified stock options, but all other terms and provisions of such incentive stock options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of the Options which shall cease to constitute incentive stock options, incentive stock options granted hereunder shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be non-qualified stock options, but all other terms and provisions of such incentive stock options shall remain unchanged.

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(2)         Incentive stock options may only be granted to individuals who are employees of the Company. No incentive stock option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined “voting power” (within the meaning of Section 422 of the Code) of all classes of stock of OSG or any of its “subsidiaries” (within the meaning of Section 424 of the Code), unless (i) the exercise price of such incentive stock option is at least 110% of the Fair Market Value of a share of Common Stock at the time such incentive stock option is granted and (ii) such incentive stock option is not exercisable after the expiration of five years from the date such incentive stock option is granted.

7.	Other Stock-Based Awards

The Committee may from time to time grant equity-based or equity-related awards not otherwise described herein in such amounts and on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (i) involve the transfer of actual shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (ii) be subject to performance-based and/or service-based conditions, (iii) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, (iv) be designed to comply with applicable laws of jurisdictions other than the United States and (v) be designed to qualify as Performance-Based Compensation; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Common Stock that is specified at the time of the grant of such Incentive Award.

8.	Cash Incentive Awards

The Committee may from time to time grant Cash Incentive Awards on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. Cash Incentive Awards may be settled in cash or in other property, including shares of Common Stock, provided that the term “Cash Incentive Award” shall exclude any Option or Other Stock-Based Award.

9.	Performance-Based Compensation

(a)          Calculation

The amount payable with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation shall be determined in a manner permitted by Section 162(m) of the Code.

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(b)          Discretionary Reduction

Unless otherwise specified in the Award Agreement, the Committee may, in its discretion, reduce or eliminate the amount payable to any Participant with respect to the Incentive Award, based on such factors as the Committee may deem relevant, but the Committee may not increase any such amount above the amount established in accordance with the relevant Performance Schedule. For purposes of clarity, the Committee may exercise the discretion provided for by the foregoing sentence in a non-uniform manner among Participants.

(c)          Performance Measures

The performance goals upon which the payment or vesting of any Incentive Award (other than Options and stock appreciation rights) that is intended to qualify as Performance-Based Compensation depends shall (a) be objective business criteria and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain” at the time of grant and (b) relate to one or more of the following Performance Measures: market price of the Common Stock, net earnings, earnings before or after any or all of interest, taxes, depreciation and amortization, net income (including, net income or operating income), cash flow (including, operating cash flow, free cash flow and cash flow return on capital), cash position, cash valued added, customer satisfaction or growth measures, safety, revenues (including net revenues, net revenue growth or gross revenue), enterprise value, financial return ratios, market performance, margins (including gross margins or operating margins), productivity or efficiency ratios, costs, profits (including net profits, net operating profits, gross profit, gross profit growth and profit returns or margins), earnings per share, stock price, working capital turnover and targets, total shareholder return, economic value added or other value added measurements, return on assets, return on capital or invested capital, return on equity, return on sales, new product innovation, product release schedules or ship targets, product cost reduction, inventory or supply chain management activities, and budget and expense management.

A Performance Measure (i) may relate to the performance of the Participant, OSG, a Subsidiary, any business group, business unit or other subdivision of the Company, or any combination of the foregoing, as the Committee deems appropriate and (ii) may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparator companies or a published or special index, or any other measure of the selected performance criteria, as the Committee deems appropriate. The measurement of any Performance Measure shall exclude the impact (positive and/or negative) of unusual, non-recurring or extraordinary items or expenses; charges for restructurings; discontinued operations; acquisitions or divestitures; the cumulative effect of changes in accounting treatment; changes in tax laws, accounting standards or principles or other laws or regulatory rules affecting reporting results; any impact of impairment of tangible or intangible assets; any impact of the issuance or repurchase of equity securities and/or other changes in the number of outstanding shares of any class of the Company’s equity securities; any gain, loss, income or expense attributable to acquisitions or dispositions of stock or assets; stock-based compensation expense; asset write-downs, in-process research and development expense; gain or loss from all or certain claims and/or litigation and insurance recoveries; foreign exchange gains and losses; any impact of changes in foreign exchange rates and any changes in currency; a change in the Company’s fiscal year; and any other items, each determined in accordance with U.S. generally accepted accounting principles and as identified in the Company’s audited financial statements, including the notes thereto.

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(d)          Performance Schedules

Within 90 days after the beginning of a Performance Period, and in any case before 25% of the Performance Period has elapsed, the Committee shall establish (a) Performance Targets for such Performance Period, (b) Target Awards for each Participant, and (c) Performance Schedules for such Performance Period.

(e)          Committee Discretion

Nothing in this Plan is intended to limit the Committee’s discretion to adopt conditions with respect to any Incentive Award that is not intended to qualify as Performance-Based Compensation that relate to performance other than the Performance Measures. Furthermore, nothing in this Plan shall be construed to require the Committee to grant any Incentive Award that is intended to qualify as Performance-Based Compensation. The Committee may, subject to the terms of the Plan, amend previously granted Incentive Awards in a way that disqualifies them as Performance-Based Compensation.

(f)          Committee Determinations

Determinations by the Committee as to the establishment of Performance Measures, the level of actual achievement of Performance Targets, and the amount payable with respect to an Incentive Award intended to qualify as Performance-Based Compensation shall be recorded in writing. Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m) of the Code, prior to settlement of each such Incentive Award granted to a Covered Employee, that the Performance Targets and other material terms upon which settlement of the Incentive Award was conditioned have been satisfied.

(g)          Shareholder Approval

The ability to grant Incentive Awards intended to qualify as Performance-Based Compensation shall be subject to the approval of the Plan by the shareholders of OSG and compliance with any other applicable requirements under Section 162(m) of the Code.

10.	Adjustment Upon Certain Changes

Subject to any action by the shareholders of OSG required by law, applicable tax rules or the rules of any exchange on which shares of common stock of OSG are listed for trading:

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(a)	Shares Available for Grants

In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Incentive Awards and the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Incentive Awards to any individual Participant in any year shall be appropriately adjusted or substituted by the Committee. In the event of any change in the number of shares of Common Stock of OSG outstanding by reason of any other event or transaction, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments to the type or number of shares of Common Stock with respect to which Incentive Awards may be granted.

(b)          Increase or Decrease in Issued Shares Without Consideration

In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall, to the extent deemed appropriate by the Committee, adjust the type or number of shares of Common Stock subject to each outstanding Incentive Award and the exercise price per share of Common Stock of each such Incentive Award.

(c)          Certain Mergers and Other Transactions

In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, adjust each Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Incentive Award would have received in such merger or consolidation.

In the event of (i) a dissolution or liquidation of OSG, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis), (iii) a merger, consolidation or similar transaction involving OSG in which the holders of shares of Common Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, have the power to:

(i) cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each share of Common Stock subject to such Incentive Award, equal to the value, as determined by the Committee, of such Incentive Award, provided that with respect to any outstanding Option such value shall be equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

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(ii) provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an Incentive Award with respect to (A) some or all of the property which a holder of the number of shares of Common Stock subject to such Incentive Award would have received in such transaction or (B) securities of the acquiror or surviving entity and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price of the Incentive Award, or the number of shares or amount of property subject to the Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.

(e)          Other Changes

In the event of any change in the capitalization of OSG or corporate change other than those specifically referred to in Sections 10(b), (c) or (d), the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments in the number and class of shares subject to Incentive Awards outstanding on the date on which such change occurs and in such other terms of such Incentive Awards as the Committee may consider appropriate.

(f)          Cash Incentive Awards

In the event of any transaction or event described in this Section 10, including without limitation any corporate change referred to in paragraph (e) hereof, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments in the terms and conditions of any Cash Incentive Award.

(g)          No Other Rights

Except as expressly provided in the Plan or any Award Agreement, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividends or dividend equivalents, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of OSG or any other corporation. Except as expressly provided in the Plan, no issuance by OSG of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Incentive Award.

(h)          Savings Clause

No provision of this Section 10 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code.

With respect to Incentive Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no provision of this Section 10 shall be given effect to the extent that such provision would cause such Incentive Award to fail to so qualify as Performance-Based Compensation under Section 162(m) of the Code.

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Furthermore, no provision of this Section 10 shall be given effect to the extent such provision would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act.

11.	Change in Control; Termination of Employment

(a)          Change in Control

The consequences of a Change in Control, if any, will be set forth in the Award Agreement in addition to what is provided in this Section 11.

(b)          Termination of Employment

(1)         Except as to any awards constituting stock rights subject to Section 409A of the Code, termination of Employment shall mean a separation from service within the meaning of Section 409A of the Code, unless the Participant is retained as a consultant pursuant to a written agreement and such agreement provides otherwise. The Employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such Person is employed by or provides services to a Person that is a Subsidiary of the Company and such Person ceases to be a Subsidiary of the Company, unless the Committee determines otherwise. A Participant who ceases to be an employee of the Company but continues, or simultaneously commences, services as a director of the Company shall be deemed to have had a termination of Employment for purposes of the Plan. Without limiting the generality of the foregoing, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of Employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company. Furthermore, no payment shall be made with respect to any Incentive Awards under the Plan that are subject to Section 409A of the Code as a result of any such authorized leave of absence or absence in military or government service unless such authorized leave or absence constitutes a separation from service for purposes of Section 409A of the Code.

(2)         The Award Agreement shall specify the consequences with respect to such Option of the termination of Employment of the Participant holding the Option.

(3)         The consequences with respect to a Performance-Based Award of the termination of Employment of the Participant holding the Performance-Based Award shall be determined by the Committee in its sole discretion and set forth in the Award Agreement, it being intended that no agreement providing for a payment to a Participant upon termination of Employment shall be given effect to the extent that it would cause an Incentive Award that was intended to qualify as a Performance-Based Award to fail to so qualify.

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12.	Rights Under the Plan

No Person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Incentive Award until the date of the issuance of such shares on the books and records of OSG. Except as otherwise expressly provided in Section 10 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 12 is intended, or should be construed, to limit authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any Person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

13.	No Special Employment Rights; No Right to Incentive Award

(a) Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of his or her Employment by the Company or interfere in any way with the right of the Company at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

(b) No Person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other Person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other Person.

14.	Securities Matters

(a)          OSG shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, OSG shall not be obligated to cause to be issued shares of Common Stock pursuant to the Plan unless and until OSG is advised by its counsel that the issuance is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any related certificates representing such shares bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

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(b)          The exercise or settlement of any Incentive Award (including, without limitation, any Option) granted hereunder shall only be effective at such time as counsel to OSG shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. OSG may, in its sole discretion, defer the effectiveness of any exercise or settlement of an Incentive Award granted hereunder in order to allow the issuance of shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state or local securities laws. OSG shall inform the Participant in writing of its decision to defer the effectiveness of the exercise or settlement of an Incentive Award granted hereunder. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

15.	Withholding Taxes

(a)          Cash Remittance

Whenever withholding tax obligations are incurred in connection with any Incentive Award, OSG shall have the right to require the Participant to remit to OSG in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such event. In addition, upon the exercise or settlement of any Incentive Award in cash, or the making of any other payment with respect to any Incentive Award (other than in shares of Common Stock), OSG shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, settlement or payment.

(b)          Stock Remittance

At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Incentive Award, the Participant may tender to OSG a number of shares of Common Stock that have been owned by the Participant for at least six months (or such other period as the Committee may determine) having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 15(a) hereof, if any.

(c)          Stock Withholding

At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Incentive Award, OSG shall withhold a number of such shares having a Fair Market Value determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 15(a) hereof, if any.

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16.	Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires shareholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 16 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, adversely affect the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing herein shall cause a Performance-Based Award to cease to qualify under Section 162(m). Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

17.	Recoupment

Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by applicable law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act), Company policy and/or the requirements of an exchange on which the Company’s shares are listed for trading, in each case, as in effect from time to time to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan.

18.	No Obligation to Exercise

The grant to a Participant of an Incentive Award shall impose no obligation upon such Participant to exercise such Incentive Award.

19.	Transfers

Incentive Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however that the Committee may permit Options that are not incentive stock options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine. Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any Person or Persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind OSG unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

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20.	Expenses and Receipts

The expenses of the Plan shall be paid by OSG. Any proceeds received by OSG in connection with any Incentive Award will be used for general corporate purposes.

21.	Failure to Comply

In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

22.	Relationship to Other Benefits

No payment with respect to any Incentive Awards under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

23.	Governing Law

The Plan and the rights of all Persons under the Plan shall be construed and administered in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

24.	Severability

If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

25.	Effective Date and Term of Plan

The Effective Date of the Plan is September 23, 2014. No grants of Incentive Awards may be made under the Plan after September 23, 2024.

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APPENDIX B

OVERSEAS SHIPHOLDING GROUP, INC.

NON-EMPLOYEE DIRECTOR INCENTIVE COMPENSATION PLAN

(Dated of as September 23, 2014)

1.	Purpose of the Plan

This Plan is intended to promote the interests of the Company and its shareholders by providing certain non-employee directors of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company.

2.	Definitions

As used in the Plan or in any instrument governing the terms of any Incentive Award, the following definitions apply to the terms indicated below:

(a)           “Affiliate” means, with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person.

(b)           “Award Agreement” means a written agreement, in a form determined by the Committee from time to time, entered into by each Participant and the Company, evidencing the grant of an Incentive Award under the Plan.

(c)           “Board of Directors” means the Board of Directors of OSG.

(d)           “Cash Incentive Award” means an award granted to a Participant pursuant to Section 8 of the Plan.

(e)           “Change in Control” means (i) any one Person, or more than one Person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)), other than OSG or any employee benefit plan sponsored by OSG, acquires ownership of stock of OSG that, together with stock held by such Person or group, constitutes more than 50 percent of the total fair market value or total Voting Power of the stock of OSG; or (ii) any one Person, or more than one Person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) other than OSG or any employee benefit plan sponsored by OSG acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of OSG possessing 30 percent or more of the total Voting Power of the stock of OSG; or (iii) a majority of members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of each appointment or election; or (iv) any one Person, or more than one Person acting as a group (as defined in Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For purposes of subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. The foregoing subsections (i) through (iv) shall be interpreted in a manner that is consistent with the Treasury Regulations promulgated pursuant to Section 409A of the Code so that all, and only, such transactions or events that could qualify as a “change in control event” within the meaning of Treasury Regulation §1.409A-3(i)(5)(i) will be deemed to be a Change in Control for purposes of this Plan.

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(f)           “Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations and administrative guidance issued thereunder.

(g)           “Committee” means the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

(h)           “Common Stock” means OSG’s Class A common stock, $0.01 par value per share, or any other security into which the common stock shall be changed pursuant to the adjustment provisions of Section 9 of the Plan.

(i)           “Company” means Overseas Shipholding Group, Inc. and all of its Subsidiaries, collectively.

(j)           “Deferred Compensation Plan” means any plan, agreement or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation.

(k)           “Effective Date” means the date the Plan is adopted.

(l)           “Employment” means the period during which an individual is classified or treated by the Company as a non-employee director of the Company.

(m)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)           “Fair Market Value” means, with respect to a share of Common Stock, as of the applicable date of determination or if the exchange is not open for trading on such date, the immediately preceding day on which the exchange is open for trading, the closing price as reported on the date of determination on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading (the “Securities Exchange”). In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its sole discretion taking into account the requirements of Section 409A of the Code.

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(o)           “Incentive Award” means one or more Stock Incentive Awards and/or Cash Incentive Awards, collectively.

(p)           “Option” means a stock option to purchase shares of Common Stock granted to a Participant pursuant to Section 6.

(q)           “OSG” means Overseas Shipholding Group, Inc., a Delaware corporation (and any successor thereto).

(r)           “Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7.

(s)           “Participant” means a non-employee director of the Company who is eligible to participate in the Plan and to whom one or more Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his successors, heirs, executors and administrators, as the case may be.

(t)            “Person” means a “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of Section 13(d)(3) under the Exchange Act.

(u)           “Plan” means the Overseas Shipholding Group, Inc. Non-Employee Director Incentive Compensation Plan, as it may be amended from time to time.

(v)           “Securities Act” means the Securities Act of 1933, as amended.

(w)           “Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

(x)           “Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act.

(y)           “Target Award” means target payout amount for an Incentive Award.

(z)           “Voting Power” means the number of votes available to be cast (determined by reference to the maximum number of votes entitled to be cast by the holders of Voting Securities upon any matter submitted to shareholders where the holders of all Voting Securities vote together as a single class) by the holders of Voting Securities.

(aa)           “Voting Securities” means any securities or other ownership interests of an entity entitled, or which may be entitled, to vote on the election of directors, or securities or other ownership interests which are convertible into, or exercisable in exchange for, such Voting Securities, whether or not subject to the passage of time or any contingency.

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3.	Stock Subject to the Plan

The maximum number of shares of Common Stock that may be covered by Incentive Awards granted under the Plan shall not exceed 3,000,000 shares of Common Stock in the aggregate. The maximum number of shares referred to in the preceding sentences of this Section 3(a) shall in each case be subject to adjustment as provided in Section 9 and the following provisions of this Section 3. Of the shares described, 100% may be delivered in connection with “full-value Awards,” meaning Incentive Awards other than Options or stock appreciation rights; provided, however, that any shares granted under Options or stock appreciation rights shall be counted against the share limit on a one-for-one basis and any shares granted as full-value Incentive Awards shall be counted against the share limit as two (2) shares for every one (1) share subject to such Incentive Award. Shares of Common Stock issued under the Plan may be either authorized and unissued shares, treasury shares, shares purchased by the Company in the open market, or any combination of the preceding categories as the Committee determines in its sole discretion.

For purposes of the preceding paragraph, shares of Common Stock covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan; provided, however, that if an Incentive Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award, both the shares issued (if any), and the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, if shares of Common Stock are issued subject to conditions which may result in the forfeiture, cancellation or return of such shares to the Company, any portion of the shares forfeited, cancelled or returned shall be treated as not issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Incentive Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan. Shares of Common Stock covered by Incentive Awards granted pursuant to the Plan in connection with the assumption, replacement, conversion or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger (within the meaning of Section 303A.08 of the New York Stock Exchange Listed Company Manual) shall not count as used under the Plan for purposes of this Section 3.

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4.	Administration of the Plan

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more Persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act), an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3) and as “independent” as required by NYSE or any security exchange on which the Common Stock is listed, in each case if and to the extent required by applicable law or necessary to meet the requirements of such Rule, Section or listing requirement at the time of determination. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall, consistent with the terms of the Plan, from time to time designate those individuals who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof, in which case the acts of such subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may also from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Incentive Awards to Persons who are not “executive officers” of the Company (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitations as the Committee may specify and to the requirements of Section 157 of the Delaware General Corporation Law.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and any Award Agreement thereunder, and to adopt, amend and rescind from time to time such rules and regulations for the administration of the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws, as the Committee may deem necessary or appropriate. Decisions of the Committee shall be final, binding and conclusive on all parties. For the avoidance of doubt, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

The Committee may delegate the administration of the Plan to one or more officers or employees of the Company, and such administrator(s) may have the authority to execute and distribute Award Agreements, to maintain records relating to Incentive Awards, to process or oversee the issuance of Common Stock under Incentive Awards, to interpret and administer the terms of Incentive Awards, and to take such other actions as may be necessary or appropriate for the administration of the Plan and of Incentive Awards under the Plan, provided that in no case shall any such administrator be authorized (i) to grant Incentive Awards under the Plan (except in connection with any delegation made by the Committee pursuant to the first paragraph of this Section 4), (ii) to take any action inconsistent with Section 409A of the Code or (iii) to take any action inconsistent with applicable provisions of the Delaware General Corporation Law. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and, except as otherwise specifically provided, references in this Plan to the Committee shall include any such administrator. The Committee and, to the extent it so provides, any subcommittee, shall have sole authority to determine whether to review any actions and/or interpretations of any such administrator, and if the Committee shall decide to conduct such a review, any such actions and/or interpretations of any such administrator shall be subject to approval, disapproval, or modification by the Committee.

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On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s Employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code. Notwithstanding anything herein to the contrary, the Company shall not reprice any stock option (within the meaning of Section 303A.08 of the New York Stock Exchange Listed Company Manual and any other formal or informal guidance issued by the New York Stock Exchange) without the approval of the shareholders of OSG.

The Company shall pay any amount payable with respect to an Incentive Award in accordance with the terms of such Incentive Award, provided that the Committee may, in its discretion, defer, or give a Participant the election to defer, the payment of amounts payable with respect to an Incentive Award subject to and in accordance with the terms of a Deferred Compensation Plan.

No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and OSG shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.	Eligibility

The Persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those non-employee directors of the Company whom the Committee shall select from time to time. Each Incentive Award granted under the Plan shall be evidenced by an Award Agreement.

6.	Options

The Committee may from time to time grant Options on such terms as it shall determine, subject to the terms and conditions set forth in the Plan.

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(a)	Exercise Price

The exercise price per share of Common Stock covered by any Option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Option is granted.

(b)          Term and Exercise of Options

(1)          Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on or after the date such Option is granted; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or the Award Agreement.

(2)          Each Option shall be exercisable in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(3)          An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

7.	Other Stock-Based Awards

The Committee may from time to time grant equity-based or equity-related awards not otherwise described herein in such amounts and on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (i) involve the transfer of actual shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (ii) be subject to performance-based and/or service-based conditions, (iii) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, and (iv) be designed to comply with applicable laws of jurisdictions other than the United States; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Common Stock that is specified at the time of the grant of such Incentive Award.

8.	Cash Incentive Awards

The Committee may from time to time grant Cash Incentive Awards on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. Cash Incentive Awards may be settled in cash or in other property, including shares of Common Stock, provided that the term “Cash Incentive Award” shall exclude any Option or Other Stock-Based Award.

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9.	Adjustment Upon Certain Changes

Subject to any action by the shareholders of OSG required by law, applicable tax rules or the rules of any exchange on which shares of common stock of OSG are listed for trading:

(a)	Shares Available for Grants

In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Incentive Awards and the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Incentive Awards to any individual Participant in any year shall be appropriately adjusted or substituted by the Committee. In the event of any change in the number of shares of Common Stock of OSG outstanding by reason of any other event or transaction, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments to the type or number of shares of Common Stock with respect to which Incentive Awards may be granted.

(b)	Increase or Decrease in Issued Shares Without Consideration

In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall, to the extent deemed appropriate by the Committee, adjust the type or number of shares of Common Stock subject to each outstanding Incentive Award and the exercise price per share of Common Stock of each such Incentive Award.

(c)	Certain Mergers and Other Transactions

In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, adjust each Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Incentive Award would have received in such merger or consolidation.

In the event of (i) a dissolution or liquidation of OSG, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis), (iii) a merger, consolidation or similar transaction involving OSG in which the holders of shares of Common Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, have the power to:

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(i) cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each share of Common Stock subject to such Incentive Award, equal to the value, as determined by the Committee, of such Incentive Award, provided that with respect to any outstanding Option such value shall be equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

(ii) provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an Incentive Award with respect to (A) some or all of the property which a holder of the number of shares of Common Stock subject to such Incentive Award would have received in such transaction or (B) securities of the acquiror or surviving entity and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price of the Incentive Award, or the number of shares or amount of property subject to the Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.

(e)	Other Changes

In the event of any change in the capitalization of OSG or corporate change other than those specifically referred to in Sections 9(b), (c) or (d), the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments in the number and class of shares subject to Incentive Awards outstanding on the date on which such change occurs and in such other terms of such Incentive Awards as the Committee may consider appropriate.

(f)	Cash Incentive Awards

In the event of any transaction or event described in this Section 9, including without limitation any corporate change referred to in paragraph (e) hereof, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments in the terms and conditions of any Cash Incentive Award.

(g)	No Other Rights

Except as expressly provided in the Plan or any Award Agreement, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividends or dividend equivalents, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of OSG or any other corporation. Except as expressly provided in the Plan, no issuance by OSG of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Incentive Award.

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(h)	Savings Clause

No provision of this Section 9 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code.

Furthermore, no provision of this Section 9 shall be given effect to the extent such provision would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act.

10.	Change in Control; Termination of Employment

(a)	Change in Control

The consequences of a Change in Control, if any, will be set forth in the Award Agreement in addition to what is provided in this Section 10.

(b)	Termination of Employment

(1)          Except as to any awards constituting stock rights subject to Section 409A of the Code, termination of Employment shall mean a separation from service within the meaning of Section 409A of the Code. The Employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such Person is employed by or provides services to a Person that is a Subsidiary of the Company and such Person ceases to be a Subsidiary of the Company, unless the Committee determines otherwise. Without limiting the generality of the foregoing, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of Employment. Furthermore, no payment shall be made with respect to any Incentive Awards under the Plan that are subject to Section 409A of the Code as a result of any such authorized leave of absence or absence in military or government service unless such authorized leave or absence constitutes a separation from service for purposes of Section 409A of the Code.

(2)          The Award Agreement shall specify the consequences with respect to such Option of the termination of Employment of the Participant holding the Option.

11.	Rights Under the Plan

No Person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Incentive Award until the date of the issuance of such shares on the books and records of OSG. Except as otherwise expressly provided in Section 9 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 11 is intended, or should be construed, to limit authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock if it were issued or outstanding, or from granting rights related to such dividends.

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The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any Person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

12.	No Special Employment Rights; No Right to Incentive Award

(a) Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of his or her Employment by the Company or interfere in any way with the right of the Company at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

(b) No Person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other Person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other Person.

13.	Securities Matters

(a)          OSG shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, OSG shall not be obligated to cause to be issued shares of Common Stock pursuant to the Plan unless and until OSG is advised by its counsel that the issuance is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any related certificates representing such shares bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)          The exercise or settlement of any Incentive Award (including, without limitation, any Option) granted hereunder shall only be effective at such time as counsel to OSG shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. OSG may, in its sole discretion, defer the effectiveness of any exercise or settlement of an Incentive Award granted hereunder in order to allow the issuance of shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state or local securities laws. OSG shall inform the Participant in writing of its decision to defer the effectiveness of the exercise or settlement of an Incentive Award granted hereunder. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

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14.	Withholding Taxes

(a)	Cash Remittance

Whenever withholding tax obligations are incurred in connection with any Incentive Award, OSG shall have the right to require the Participant to remit to OSG in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such event. In addition, upon the exercise or settlement of any Incentive Award in cash, or the making of any other payment with respect to any Incentive Award (other than in shares of Common Stock), OSG shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, settlement or payment.

(b)	Stock Remittance

At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Incentive Award, the Participant may tender to OSG a number of shares of Common Stock that have been owned by the Participant for at least six months (or such other period as the Committee may determine) having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

(c)	Stock Withholding

At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Incentive Award, OSG shall withhold a number of such shares having a Fair Market Value determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

15.	Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it or any Incentive Award in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires shareholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 15 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, adversely affect the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

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16.	Recoupment

Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by applicable law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act), Company policy and/or the requirements of an exchange on which the Company’s shares are listed for trading, in each case, as in effect from time to time to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan.

17.	No Obligation to Exercise

The grant to a Participant of an Incentive Award shall impose no obligation upon such Participant to exercise such Incentive Award.

18.	Transfers

Incentive Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however that the Committee may permit Options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine. Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any Person or Persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind OSG unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

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19.	Expenses and Receipts

The expenses of the Plan shall be paid by OSG. Any proceeds received by OSG in connection with any Incentive Award will be used for general corporate purposes.

20.	Failure to Comply

In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

21.	Relationship to Other Benefits

No payment with respect to any Incentive Awards under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

22.	Governing Law

The Plan and the rights of all Persons under the Plan shall be construed and administered in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

23.	Severability

If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

24.	Effective Date and Term of Plan

The Effective Date of the Plan is September 23, 2014. No grants of Incentive Awards may be made under the Plan after September 23, 2024.

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APPENDIX C

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Overseas Shipholding Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, adopted a resolution proposing and declaring advisable the following amendments to the Amended and Restated Certificate of Incorporation of said corporation:

RESOLVED, that the Amended and Restated Certificate of Incorporation of Overseas Shipholding Group, Inc. be amended by adding Section H, Article Fourth of, as follows:

H: Reverse Stock Split. Upon the effectiveness (the “Effective Date”) of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation adding this Article 4.H (x) each [—]1 shares of Class A Common Stock, par value $0.01 per share, issued and outstanding immediately prior thereto (the “Old Class A Common Stock”) shall, automatically and without further action on the part of the Corporation or any holder of such Old Class A Common Stock, be reclassified and combined into one validly issued, fully paid and nonassessable share of Class A Common Stock and (y) each [—]2 shares of Class B Common Stock, par value $0.01 per share, issued and outstanding immediately prior thereto (the “Old Class B Common Stock”) shall, automatically and without further action on the part of the Corporation or any holder of such Old Class B Common Stock, be reclassified and combined into one validly issued, fully paid and nonassessable share of Class B Common Stock . From and after the Effective Time, certificates previously representing shares of Old Class A Common Stock (if such shares are held in certificated form) and Old Class B Common Stock (if such shares are held in certificated form) will, until such shares are surrendered to the Corporation in exchange for certificates representing such new number of shares of Class A Common Stock and Class B Common Stock, as applicable, represent the number of shares of Class A Common Stock and Class B Common Stock, as applicable, into which such shares of Old Class A Common Stock and Old Class B Common Stock shall have been reclassified and combined pursuant to this paragraph. In any case in which the reclassification of shares of Old Class A Common Stock and Old Class B Common Stock into shares of Class A Common Stock and Class B Common Stock, as applicable, would otherwise result in any holder of Class A Common Stock or Class B Common Stock holding a fractional share, such holder shall be entitled to receive from the Corporation, in lieu of such fractional share, an amount in cash equal to the fair value of such fractional interest as of the Effective Time.

RESOLVED, that the first paragraph of Article Fourth of the Amended and Restated Certificate of Incorporation of Overseas Shipholding Group, Inc. be deleted in its entirety and replaced with the following:

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is [—]3 consisting of the following classes: (a) [—]4 shares of Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), (b) [—]5 shares of Class B Common Stock, par value $0.01 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) and (c) 60,000,000 shares of preferred stock, par value $0.01 per share, which may be issued in one or more series as the Board of Directors may determine from time to time by resolution as provided in DGCL Section 151(g) and in accordance with Section C of this Article FOURTH (the “Preferred Stock”; and together with the Common Stock and with any other class of stock the Corporation may hereafter authorize, the “Capital Stock”).

1 This number will be a whole number between four (4) and six (6), inclusive as determined by the Board of Directors. By approving and adopting the Reverse Stock Split Amendment, stockholders will approve amendments combining four (4), five (5) or six (6) shares of Class A Common Stock into one share of Class A Common Stock.

2 This number will be a whole number between four (4) and six (6), inclusive (including any whole or fractional number within that range) as determined by the Board of Directors. By approving and adopting the Reverse Stock Split Amendment, stockholders will approve amendments combining four (4), five (5) or six (6) shares of Class B Common Stock into one share of Class B Common Stock.

3 This number will be the sum of the number of authorized shares of Class A Common Stock, Class B Common Stock and preferred stock. By approving and adopting the Reverse Stock Split Amendment, stockholders will approve amendments proportionately reducing the authorized number of shares of Class A and Class B Common Stock based on the range of Reverse Stock Split ratios, and a related change to the total number of authorized shares of capital stock of the Company.

4 The total authorized share number of Class A Common Stock will be a number between 166,666,666 and 250,000,000 depending on the Reverse Split Ratio determined by the Board of Directors.

5 The total authorized share number of Class B Common Stock will be a number between 1,321,134 and 1,981,701 depending on the Reverse Split Ratio determined by the Board of Directors.

C-1

THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: This certificate of amendment shall be effective at [—]6.

IN WITNESS WHEREOF, Overseas Shipholding Group, Inc. has caused this certificate to be signed by its duly authorized officer on this [—] day of [—], 2015.

By:
Authorized Officer

Title:

Name:
Print or Type

6 To be determined by the Board of Directors, in its sole discretion.

C-2

OVERSEAS SHIPHOLDING GROUP, INC. 1301 AVENUE OF THE AMERICAS – 42ND FLOOR NEW YORK, NY 10019 ATTN: SECRETARY VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 8, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 8, 2015. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M89090-P65273 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY OVERSEAS SHIPHOLDING GROUP, INC. For Withhold F or All To withhold authority to vote for any individual The Board of Directors recommends that you vote FOR the following: All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Vote on Directors 1. Election of Directors Nominees: 01) Douglas D. Wheat 02) Timothy J. Bernlohr 03) Ian T. Blackley 04) Alexander D. Greene 05) Samuel H. Norton Vote on Proposals 06) Nikolaus D. Semaca 07) Ronald Steger 08) Gary Eugene Taylor 09) Gregory A. Wright The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year 2015; 3. Approval by an advisory vote of the compensation paid to the Named Executive Officers of the Company for 2014 as described in the Company's Proxy Statement; 4. Approval of the 2014 Overseas Shipholding Group, Inc. Management Incentive Compensation Plan; 5. Approval of the 2014 Overseas Shipholding Group, Inc. Non-Employee Director Incentive Compensation Plan; and 6. Approval and adoption of an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split as described in the Company's Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name (or names) appear(s) above. For joint accounts each owner should sign. Executors, administrators, trustees, etc. should give full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. You may access the Proxy Statement and the Company's 2014 Annual Report at http://www.osg.com/proxy. OVERSEAS SHIPHOLDING GROUP, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON JUNE 9, 2015 M89091-P65273 The undersigned hereby appoints DOUGLAS D. WHEAT and IAN T. BLACKLEY, and either of them, proxies, with full power of substitution, to vote all shares of stock of OVERSEAS SHIPHOLDING GROUP, INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Overseas Shipholding Group, Inc., 1301 Avenue of the Americas, 42nd Floor, New York, New York, on Tuesday, June 9, 2015 at 2:00 P.M., notice of which meeting and the related Proxy Statement have been received by the undersigned, and at any adjournments thereof. The undersigned hereby ratifies and confirms all that said proxies, or either of them, or their substitutes, may lawfully do on the premises and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournments thereof. If only one of said proxies, or his substitute, shall be present and vote at said meeting or any adjournments thereof, then that one so present and voting shall have and may exercise all the powers hereby granted. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED BY THE STOCKHOLDER. IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE APPROVAL BY AN ADVISORY VOTE OF THE COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS FOR 2014 AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT, FOR APPROVAL OF THE COMPANY'S MANAGEMENT INCENTIVE COMPENSATION PLAN , FOR APPROVAL OF THE COMPANY'S NON-EMPLOYEE DIRECTOR INCENTIVE COMPENSATION PLAN, FOR APPROVAL AND ADOPTION OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT AND IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed and dated on reverse side

OVERSEAS SHIPHOLDING GROUP, INC. 1301 AVENUE OF THE AMERICAS – 42ND FLOOR NEW YORK, NY 10019 ATTN: SECRETARY VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 4, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY Of FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 4, 2015. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M89092-P65273 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY OVERSEAS SHIPHOLDING GROUP, INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends that you vote FOR the following: All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Vote on Directors 1. Election of Directors Nominees: 01) Douglas D. Wheat 02) Timothy J. Bernlohr 03) Ian T. Blackley 04) Alexander D. Greene 05) Samuel H. Norton 06) Nikolaus D. Semaca 07) Ronald Steger 08) Gary Eugene Taylor 09) Gregory A. Wright Vote on Proposals The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year 2015; 3. Approval by an advisory vote of the compensation paid to the Named Executive Officers of the Company for 2014 as described in the Company's Proxy Statement; 4. Approval of the 2014 Overseas Shipholding Group, Inc. Management Incentive Compensation Plan; 5. Approval of the 2014 Overseas Shipholding Group, Inc. Non-Employee Director Incentive Compensation Plan; and 6. Approval and adoption of an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split as described in the Company's Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name (or names) appear(s) above. For joint accounts each owner should sign. Executors, administrators, trustees, etc. should give full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. You may access the Proxy Statement and the Company's 2014 Annual Report at http://www.osg.com/proxy. M89093-P65273 OVERSEAS SHIPHOLDING GROUP, INC. PROXY FOR ANNUAL MEETING Of STOCKHOLDERS ON JUNE 9, 2015 The undersigned hereby appoints DOUGLAS D. WHEAT and IAN T. BLACKLEY and either of them, proxies, with full power of substitution, to vote all shares of stock of OVERSEAS SHIPHOLDING GROUP, INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Overseas Shipholding Group, Inc., 1301 Avenue of the Americas, 42nd Floor, New York, New York, on Tuesday, June 9, 2015 at 2:00 P.M., notice of which meeting and the related Proxy Statement have been received by the undersigned, and at any adjournments thereof. The undersigned hereby ratifies and confirms all that said proxies, or either of them, or their substitutes, may lawfully do on the premises and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournments thereof. If only one of said proxies, or his substitute, shall be present and vote at said meeting or any adjournments thereof, then that one so present and voting shall have and may exercise all the powers hereby granted. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED BY THE STOCKHOLDER. IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE APPROVAL BY AN ADVISORY VOTE OF THE COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS FOR 2014 AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT, FOR APPROVAL OF THE COMPANY'S MANAGEMENT INCENTIVE COMPENSATION PLAN , FOR APPROVAL OF THE COMPANY'S NON-EMPLOYEE DIRECTOR INCENTIVE COMPENSATION PLAN, FOR APPROVAL AND ADOPTION OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT AND IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. This proxy covers all shares for which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company, Trustee of the OSG SHIP MANAGEMENT, INC. SAVINGS PLAN (the Plan). This proxy, when properly executed, will be voted as directed. If no direction is given to the Trustee by 11:59 PM EDT on June 4, 2015, the Plan's Trustee will vote the shares held in the Plan in the same proportion as votes received from other participants in the Plan. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed and dated on reverse side